UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-09101

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 9

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2015

Date of reporting period:	10/31/2015

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL INTERNATIONAL REAL ESTATE FUND

ANNUAL REPORT • OCTOBER 31, 2015

Objective

To seek capital appreciation and income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. Prudential Real Estate Investors, also known as PREI, is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. ©2015 Prudential Financial, Inc. and its related entities. PREI, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential International Real Estate Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential International Real Estate Fund

Prudential International Real Estate Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	–3.66%	18.96% (12/21/10)
Class B	–4.37	14.13 (12/21/10)
Class C	–3.69	17.83 (12/21/10)
Class Z	–3.42	19.81 (12/21/10)
FTSE EPRA/NAREIT Developed ex-US Net Index	–0.91	27.43
MSCI EAFE ND Index	–0.07	22.91
Lipper Equity International Real Estate Funds Average	–0.12	27.29

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Since Inception
Class A	–9.36%	1.52% (12/21/10)
Class B	–9.48	1.66 (12/21/10)
Class C	–5.03	2.52 (12/21/10)
Class Z	–3.84	2.88 (12/21/10)
FTSE EPRA/NAREIT Developed ex-US Net Index	–3.11	4.04
MSCI EAFE ND Index	–8.66	2.80
Lipper Equity International Real Estate Funds Average	–1.91	4.04

Average Annual Total Returns (With Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	–8.96%	2.44% (12/21/10)
Class B	–9.00	2.57 (12/21/10)
Class C	–4.61	3.43 (12/21/10)
Class Z	–3.42	3.79 (12/21/10)

Average Annual Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	–3.66%	3.63% (12/21/10)
Class B	–4.37	2.76 (12/21/10)
Class C	–3.69	3.43 (12/21/10)
Class Z	–3.42	3.79 (12/21/10)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential International Real Estate Fund (Class A shares) with a similar investment in the FTSE EPRA/NAREIT Developed ex-US Net Index by portraying the initial account values at the commencement of operations for Class A shares (December 21, 2010) and the account values at the end of the current fiscal year (October 31, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential International Real Estate Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

FTSE EPRA/NAREIT Developed ex-US Net Index

The Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Developed ex-US Net Total Return Index is an unmanaged index that tracks the performance of listed real estate investment trusts (REITs) and real estate companies globally, excluding the US.

Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index

The Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index) is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. It gives an indication of how foreign stocks have performed. The MSCI EAFE ND Index reflects the impact of the maximum withholding taxes on reinvested dividends.

Lipper Equity International Real Estate Funds Average

The Lipper Equity International Real Estate Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Equity International Real Estate Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity portfolios in shares of companies engaged in the real estate industry that are strictly outside of the US or whose securities are principally traded outside of the US.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper

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Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/15
Mitsui Fudosan Co. Ltd., Diversified Real Estate Activities	5.9%
Unibail-Rodamco SE, REIT, Retail REITs	5.0
Sun Hung Kai Properties Ltd., Diversified Real Estate Activities	4.9
Land Securities Group PLC, REIT, Diversified REITs	4.1
Hongkong Land Holdings Ltd., Real Estate Operating Companies	4.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/15
Diversified Real Estate Activities	25.4%
Retail	20.6
Diversified	14.1
Real Estate Operating Companies	13.8
Office	7.5

Industry weightings reflect only long-term investments and are subject to change.

Prudential International Real Estate Fund	5

Strategy and Performance Overview

How did the Fund perform?

For the 12-month reporting period ended October 31, 2015, the Prudential International Real Estate Fund’s Class A shares returned –3.66%, underperforming the –0.91% return of the FTSE EPRA/NAREIT Developed ex-US Net Index (the Index) and the –0.12% return of the Lipper Equity International Real Estate Funds Average.

What were conditions like in the international real estate securities market?

During the reporting period, there was and still is a disconnect between real estate stock prices and underlying real estate values. Recent adverse performance in the global real estate securities market seems to be in stark contrast to direct global real estate markets. The valuation gap is bewildering when one views the global components. The series of recent REIT privatizations by major institutional investors in the US are testament to the disconnect between public and private market valuations.

Declining real estate values due to market expectations for rate increases in the current macroeconomic environment is counter to the direct real estate fundamentals: 1) supply is still limited and increasing rates will serve to further diminish new supply; 2) there is abundant capital in queues and on the sidelines to invest from both domestic institutions and foreign capital sources to purchase real estate assets in the US; 3) tenant demand for new space continues to outstrip new supply; 4) real estate returns are very competitive and look attractive versus equities and bonds; and 5) most institutional markets are currently at full occupancy, on average.

Commercial real estate fundamentals have remained very healthy. Commercial construction was modest, as it has been since the financial crisis. Given that vacancy rates are at or near all-time lows for many sectors, more supply could be implemented at this point in the cycle. However, banks have remained disciplined and capital for new construction is sparse. At the end of the reporting period, commercial real estate development was still 25% below its pre-crisis peak.

While PREI, also known as Prudential Real Estate Investors, remains cautious of property prices that have hit historic highs in some sectors of the real estate market, many sectors still offer compelling valuations for long-term investors. Property prices have been bolstered by the search for yield and competitive returns, relative to stretched stock and bond valuations.

Which holdings or related groups of holdings made the largest positive and negative contributions to the Fund’s return?

Portfolio security selection was the driver of the Fund’s performance. Asset allocation contributed marginally to performance.

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Europe added to relative performance. Germany, Ireland, and France were the strongest performers, mainly the result of favorable stock selection. From an asset allocation standpoint, underweight allocations to Germany and Norway and overweight allocations to the United Kingdom and Ireland were beneficial. Offsetting some of the gains were losses due to underweight allocations to Sweden and Spain.

As a region, Asia had a slightly favorable impact on performance. Stock selection was negative during the period, most notably in Japan; however, an overweight allocation to the country boosted relative performance. Positive stock selection in Hong Kong also contributed to relative performance.

Did any tactical shifts in portfolio risk characteristics, including significant sales and purchases, affect the Fund?

Over the reporting period, the most meaningful shift in the Fund was decreasing the underweight position, relative to the benchmark, in Europe. In addition, the underweight allocation to the Asia Pacific region also decreased.

What is PREI’s outlook for the international real estate securities markets?

European equity markets (and public real estate markets) have now fully recovered from the August 2015 equity market sell-off following fears of a China slowdown. The European Central Bank’s (ECB) quantitative easing has pushed up financial asset (and real estate) prices already, but it has signaled that it is ready to take further measures if necessary to create inflation, and this is increasingly being incorporated into market expectations. While valuations in Europe are starting to look more demanding, we expect interest rates to stay lower for longer across Europe (with the exception of the UK), extending the positive conditions for owning real estate further.

In the Asia Pacific region, headwinds remain. China’s economic growth could falter. Overall, China’s economic indicators are still a mixed bag, probably a manifestation that the mainland’s economy is in transition from a manufacturing hub to a more service-oriented economy. Within the region we view the Australian and Japanese real estate markets as the most robust. The expected monetary easing, coupled with a weak currency, relatively high property yields, and healthy market fundamentals, have shaped an attractive Australian investment market, especially for foreign capital. Competition for quality assets has also led to yield compression in the past few years, with a likelihood that it may compress further. PREI believes the Bank of Japan is ready to act if the target is at risk.

Prudential International Real Estate Fund	7

Comments on Largest Holdings

5.9%	Mitsui Fudosan Co. Ltd., Diversified Real Estate Activities

Mitsui Fudosan Co., Ltd. is a Japan-based real estate company that has multiple business segments.

5.0%	Unibail-Rodamco SE, REIT, Retail REITs

Unibail-Rodamco leases and rents building space, finances real estate investments, and renovates real estate for sale. The company’s properties, mainly shopping centers, office buildings, and convention-exhibition centers, are primarily located in city centers or near major access routes.

4.9%	Sun Hung Kai Properties Ltd., Diversified Real Estate Activities

Sun Hung Kai Properties Ltd., through its subsidiaries, develops and invests in properties. The company also operates hotels, manages properties, and car parking and transportation infrastructure. In addition, Sun Hung Kai operates a logistics business, construction, financial services, telecommunication, Internet infrastructure, and other services.

4.1%	Land Securities Group PLC, REIT, Diversified REITs

Land Securities Group plc is a property investment and management company. The Group invests in real estate, including offices, shops and shopping centers, out of town retail locations, supermarkets, and industrial/warehouse facilities throughout the United Kingdom. Land Securities’ portfolio also consists of a small percentage of hotel, leisure, and residential properties.

4.0%	Hongkong Land Holdings Ltd., Real Estate Operating Companies

Hongkong Land Holdings Limited invests in and develops commercial properties. The Company owns and manages prime office and retail space in Hong Kong. Through its subsidiaries, the Company also develops commercial and residential buildings as well as infrastructure in Asia.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2015, at the beginning of the period, and held through the six-month period ended October 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider

Prudential International Real Estate Fund	9

Fees and Expenses (continued)

the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential International Real Estate Fund		Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$934.10	1.60%	$7.80
	Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13

Class B	Actual	$1,000.00	$930.00	2.35%	$11.43
	Hypothetical	$1,000.00	$1,013.36	2.35%	$11.93

Class C	Actual	$1,000.00	$933.70	1.60%	$7.80
	Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13

Class Z	Actual	$1,000.00	$935.60	1.35%	$6.59
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2015, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annual expense ratios for the 12-month period ended October 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	2.11%	1.60%
B	2.81	2.35
C	2.06	1.60
Z	1.81	1.35

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential International Real Estate Fund	11

Portfolio of Investments

as of October 31, 2015

	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 98.9%

COMMON STOCKS

Australia 12.0%
Dexus Property Group, REIT	100,123	$549,612
Federation Centres, REIT	284,167	587,021
Goodman Group, REIT	112,464	482,512
Investa Office Fund, REIT	47,925	137,165
Lend Lease Group	15,866	145,927
Mirvac Group, REIT	271,500	347,044
Scentre Group, REIT	227,730	667,961
Stockland, REIT	107,575	308,745
Westfield Corp., REIT	137,475	997,396

		4,223,383

Austria 0.5%
CA Immobilien Anlagen AG*	9,591	188,101

Canada 5.7%
Boardwalk Real Estate Investment Trust, REIT	14,477	594,757
Brookfield Canada Office Properties, REIT	8,363	175,626
Canadian Apartment Properties, REIT	22,959	472,665
Chartwell Retirement Residences, UTS	32,920	318,475
RioCan Real Estate Investment Trust, REIT	23,279	453,972

		2,015,495

France 7.3%
Fonciere des Regions, REIT	3,509	330,286
Klepierre, REIT	9,939	470,709
Unibail-Rodamco SE, REIT	6,281	1,748,197

		2,549,192

Germany 5.9%
ADO Properties SA*	6,236	159,435
Alstria Office REIT-AG, REIT*	15,348	214,145
Deutsche Wohnen AG	15,885	447,785
LEG Immobilien AG*	4,141	330,142
TLG Immobilien AG	14,117	265,550
VIB Vermoegen AG	3,020	57,951
Vonovia SE	17,351	578,377

		2,053,385

See Notes to Financial Statements.

Prudential International Real Estate Fund	13

Portfolio of Investments

as of October 31, 2015 continued

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Hong Kong 16.5%
Cheung Kong Property Holdings Ltd.	28,500	$199,419
Hang Lung Properties Ltd.	40,000	97,873
Henderson Land Development Co. Ltd.	83,679	534,437
Hongkong Land Holdings Ltd.	185,900	1,396,109
Kerry Properties Ltd.	41,000	121,366
Sino Land Co. Ltd.	784,400	1,210,723
Sun Hung Kai Properties Ltd.	128,000	1,709,799
Wharf Holdings Ltd. (The)	90,000	535,539

		5,805,265

Ireland 1.8%
Green REIT PLC, REIT	94,954	164,054
Hibernia REIT PLC, REIT	143,932	213,038
Irish Residential Properties REIT PLC, REIT	215,307	265,174

		642,266

Japan 23.5%
Activia Properties, Inc., REIT	59	250,604
AEON REIT Investment Corp., REIT	306	365,398
Daiwa House Industry Co. Ltd.	18,200	477,755
Daiwa House REIT Investment Corp., REIT	35	140,715
GLP J-REIT, REIT	334	332,351
Japan Hotel REIT Investment Corp., REIT	465	322,969
Japan Post Holdings Co. Ltd.*	6,100	70,772
Japan Retail Fund Investment Corp., REIT	149	288,579
Kenedix Retail REIT Corp., REIT	333	651,185
Mitsubishi Estate Co. Ltd.	52,000	1,115,217
Mitsui Fudosan Co. Ltd.	76,000	2,068,238
Nomura Real Estate Master Fund, Inc., REIT*	346	438,414
Sumitomo Realty & Development Co. Ltd.	37,000	1,218,350
Tokyo Tatemono Co. Ltd.	36,500	453,526
Tokyu Fudosan Holdings Corp.	11,100	78,024

		8,272,097

Netherlands 0.8%
Atrium European Real Estate Ltd.*	5,902	24,468
Eurocommercial Properties NV	5,159	246,044

		270,512

See Notes to Financial Statements.

14

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Singapore 4.0%
Ascendas Real Estate Investment Trust, REIT	219,700	$374,045
Cache Logistics Trust, REIT	291,500	208,905
CapitaLand Ltd.	166,300	366,843
Keppel REIT, REIT	432,050	297,354
Mapletree Commercial Trust, REIT	165,000	161,219

		1,408,366

Spain 0.4%
Axiare Patrimonio SOCIMI SA, REIT	9,745	139,140

Sweden 2.3%
Atrium Ljungberg AB (Class B Stock)	8,962	138,979
Fabege AB	12,229	194,280
Hufvudstaden AB (Class A Stock)	12,400	175,206
Kungsleden AB	23,624	176,932
Pandox AB*	6,619	107,925

		793,322

Switzerland 0.9%
PSP Swiss Property AG*	3,501	304,553

United Kingdom 17.3%
Big Yellow Group PLC, REIT	26,308	303,694
British Land Co. PLC, (The) REIT	74,048	991,846
Capital & Counties Properties PLC	51,460	352,175
Derwent London PLC, REIT	7,942	474,318
Empiric Student Property PLC, REIT	75,664	127,806
Great Portland Estates PLC, REIT	49,074	672,080
Hammerson PLC, REIT	61,766	605,162
Kennedy Wilson Europe Real Estate PLC	4,225	77,898
Land Securities Group PLC, REIT	69,898	1,440,011
Segro PLC, REIT	75,031	519,748
Shaftesbury PLC, REIT	21,723	314,435
Tritax Big Box REIT PLC, REIT	95,153	188,786

		6,067,959

TOTAL LONG-TERM INVESTMENTS (cost $31,875,423)		34,733,036

See Notes to Financial Statements.

Prudential International Real Estate Fund	15

Portfolio of Investments

as of October 31, 2015 continued

	Shares	Value (Note 1)
SHORT-TERM INVESTMENT 1.0%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $354,678)(Note 4)(a)	354,678	$354,678

TOTAL INVESTMENTS 99.9% (cost $32,230,101)(Note 5)		35,087,714
Other assets in excess of liabilities 0.1%		50,354

NET ASSETS 100.0%		$35,138,068

The following abbreviations are used in the annual report:

OTC—Over-the-counter

REIT—Real Estate Investment Trust

UTS—Unit Trust Security

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$4,223,383	$—
Austria	188,101	—	—
Canada	2,015,495	—	—
France	—	2,549,192	—
Germany	217,386	1,835,999	—

See Notes to Financial Statements.

16

	Level 1	Level 2	Level 3
Common Stocks (continued)
Hong Kong	$1,396,109	$4,409,156	$—
Ireland	478,212	164,054	—
Japan	438,414	7,833,683	—
Netherlands	24,468	246,044	—
Singapore	—	1,408,366	—
Spain	—	139,140	—
Sweden	—	793,322	—
Switzerland	—	304,553	—
United Kingdom	266,684	5,801,275	—
Affiliated Money Market Mutual Fund	354,678	—	—

Total	$5,379,547	$29,708,167	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investment in Securities	Amount Transferred	Level Transfer	Logic
Common Stocks	229,303	L1 to L2	Official Close to Model Price
Common Stocks	439,502	L2 to L1	Model Price to Official Close

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2015 were as follows (Unaudited):

Diversified Real Estate Activities	25.4%
Retail REITs	20.6
Diversified REITs	14.1
Real Estate Operating Companies	13.8
Office REITs	7.5
Industrial REITs	6.0
Real Estate Development	4.2
Residential REITs	4.1
Affiliated Money Market Mutual Fund	1.0
Hotel & Resort REITs	0.9
Health Care Facilities	0.9
Specialized REITs	0.9
Hotels, Resorts & Cruise Lines	0.3
Insurance	0.2

99.9
Other assets in excess of liabilities	0.1

100.0%

The Fund invested in various derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Fund did not hold any derivative instruments as of October 31, 2015, accordingly, no derivative positions were presented in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

Prudential International Real Estate Fund	17

Portfolio of Investments

as of October 31, 2015 continued

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$31

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(2)
Equity contracts	$(10,314)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

18

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2015

Prudential International Real Estate Fund

Statement of Assets & Liabilities

as of October 31, 2015

Assets
Investments at value:
Unaffiliated investments (cost $31,875,423)	$34,733,036
Affiliated investments (cost $354,678)	354,678
Dividends receivable	155,639
Tax reclaim receivable	38,176
Receivable for investments sold	11,840
Receivable for Fund shares sold	158
Prepaid expenses	652

Total assets	35,294,179

Liabilities
Accrued expenses and other liabilities	76,900
Payable for investments purchased	70,628
Management fee payable	7,421
Loan interest payable (Note 7)	448
Distribution fee payable	410
Affiliated transfer agent fee payable	304

Total liabilities	156,111

Net Assets	$35,138,068

Net assets were comprised of:
Shares of beneficial interest, at par	$3,456
Paid-in capital in excess of par	35,242,177

35,245,633
Distributions in excess of net investment income	(44,090)
Accumulated net realized loss on investment and foreign currency transactions	(2,919,884)
Net unrealized appreciation (depreciation) on investments and foreign currencies	2,856,409

Net assets, October 31, 2015	$35,138,068

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share, ($1,032,612 ÷ 101,103 shares of beneficial interest issued and outstanding)	$10.21
Maximum sales charge (5.50% of offering price)	0.59

Maximum offering price to public	$10.80

Class B
Net asset value, offering price and redemption price per share, ($88,410 ÷ 8,754 shares of beneficial interest issued and outstanding)	$10.10

Class C
Net asset value, offering price and redemption price per share, ($570,960 ÷ 56,327 shares of beneficial interest issued and outstanding)	$10.14

Class Z
Net asset value, offering price and redemption price per share, ($33,446,086 ÷ 3,290,009 shares of beneficial interest issued and outstanding)	$10.17

See Notes to Financial Statements.

Prudential International Real Estate Fund	21

Statement of Operations

Year Ended October 31, 2015

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $117,073)	$1,003,173
Affiliated dividend income	1,359

Total income	1,004,532

Expenses
Management fee	347,950
Distribution fee—Class A	6,223
Distribution fee—Class B	985
Distribution fee—Class C	1,378
Custodian and accounting fees	99,000
Registration fees	66,000
Audit fee	30,000
Shareholders’ reports	25,000
Legal fees and expenses	19,000
Trustees’ fees	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000)	5,000
Insurance expenses	1,000
Loan interest expense	715
Miscellaneous	24,760

Total expenses	639,011
Less: Management fee waiver and/or expense reimbursement	(159,978)
Distribution fee waiver—Class A	(1,037)

Net expenses	477,996

Net investment income	526,536

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized loss on:
Investment transactions	(802,285)
Foreign currency transactions	(35,467)

(837,752)

Net change in unrealized appreciation (depreciation) on:
Investments	(997,954)
Foreign currencies	998

(996,956)

Net loss on investment and foreign currency transactions	(1,834,708)

Net Decrease In Net Assets Resulting From Operations	$(1,308,172)

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$526,536	$410,428
Net realized loss on investment and foreign currency transactions	(837,752)	(370,866)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(996,956)	801,060

Net increase (decrease) in net assets resulting from operations	(1,308,172)	840,622

Dividends from net investment income (Note 1)
Class A	(97,062)	(33,232)
Class B	(3,274)	(2,496)
Class C	(20,385)	(6,466)
Class Z	(1,103,587)	(550,941)

	(1,224,308)	(593,135)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	15,229,157	11,605,113
Net asset value of shares issued in reinvestment of dividends	1,208,479	589,125
Cost of shares reacquired	(7,801,618)	(5,558,493)

Net increase in net assets from Fund share transactions	8,636,018	6,635,745

Total increase	6,103,538	6,883,232

Net Assets:
Beginning of year	29,034,530	22,151,298

End of year(a)	$35,138,068	$29,034,530

(a) Includes undistributed net investment income of:	$—	$419,092

See Notes to Financial Statements.

Prudential International Real Estate Fund	23

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of five portfolios: Prudential Select Real Estate, Prudential International Real Estate Fund, Prudential Large-Cap Core Equity Fund, Prudential Absolute Return Bond Fund and Prudential Real Estate Income Fund. These financial statements relate only to Prudential International Real Estate Fund (the “Fund”). The financial statements of the other portfolios are not presented herein. The Trust was organized as a Delaware business trust on September 18, 1998. The Fund commenced operations on December 21, 2010. The Fund’s investment objective is to seek capital appreciation and income.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

24

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential International Real Estate Fund	25

Notes to Financial Statements

continued

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the

26

market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the year is estimated to be dividend income, capital gain or return of capital and is recorded accordingly. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Prudential International Real Estate Fund	27

Notes to Financial Statements

continued

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadviser’s performance of all investment advisory services. PI has entered into a subadvisory agreement with Prudential Real Estate Investors (“PREI”), which is a business unit of Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PREI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PREI is obligated to keep certain books and records of the Fund. Pursuant to the advisory agreement, PI pays for the services of PREI, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. On or about January 4, 2016, PIM will be renamed PGIM, Inc.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of 1.00% of the Fund’s average daily net assets up to and including $1 billion, .98% of the next $2 billion, .96% of the next $2 billion, .95% of the next $5 billion and .94% of the Fund’s average daily net assets in excess of $10 billion. Prior to October 1, 2015, the management fee paid to PI was accrued daily and payable monthly at an annual rate of 1.00% of the Fund’s average daily net assets. The effective management fee rate before any waivers and/or expense reimbursement was 1.00% for the year ended October 31, 2015. The effective management fee rate, net of waivers and/or expense reimbursement, was .54%.

PI has contractually agreed through February 28, 2017 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary

28

and certain other expenses, such as taxes, interest and brokerage commissions) of each class of shares to 1.35% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, and 1% of the average daily net assets of the Class A, B, and C shares, respectively. PIMS has contractually agreed through February 28, 2017 to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received $5,706 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2015. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2015, it received $80 and $152 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

Management has received the maximum allowable amount of sales charges for Class C in accordance with regulatory limits.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act, and

Prudential International Real Estate Fund	29

Notes to Financial Statements

continued

managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended October 31, 2015, were $23,959,299 and $15,571,978, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2015, the adjustments were to decrease distributions in excess of net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $234,590 due to differences in the treatment for book and tax purposes of certain transactions involving investments in passive foreign investment companies and foreign currencies. Net investment income, net realized loss on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended October 31, 2015 and October 31, 2014, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $1,224,308 and $593,135 of ordinary income, respectively.

As of October 31, 2015, the accumulated undistributed earnings on a tax basis was $454,613 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

30

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$32,981,178	$3,526,808	$(1,420,272)	$2,106,536	$(1,204)	$2,105,332

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses realized on or after November 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before October 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of October 31, 2015, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$2,478,000

Pre-Enactment Losses:
Expiring 2019	$190,000

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold subject to a maximum front-end sales charge of up to 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months

Prudential International Real Estate Fund	31

Notes to Financial Statements

continued

of purchase are not subject to an initial sales charge, but are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of October 31, 2015, Prudential owned 113 Class B shares, 116 Class C shares and 1,178,117 Class Z shares of the Fund.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	32,836	$349,714
Shares issued in reinvestment of dividends and distributions	8,043	81,233
Shares reacquired	(166,568)	(1,710,762)

Net increase (decrease) in shares outstanding before conversion	(125,689)	(1,279,815)
Shares issued upon conversion from other share class(es)	789	8,264
Shares reacquired upon conversion into other share class(es)	(5,937)	(61,227)

Net increase (decrease) in shares outstanding	(130,837)	$(1,332,778)

Year ended October 31, 2014:
Shares sold	179,150	$1,879,923
Shares issued in reinvestment of dividends and distributions	3,003	30,600
Shares reacquired	(33,462)	(358,810)

Net increase (decrease) in shares outstanding before conversion	148,691	1,551,713
Shares issued upon conversion from other share class(es)	1	8
Shares reacquired upon conversion into other share class(es)	(3,281)	(37,106)

Net increase (decrease) in shares outstanding	145,411	$1,514,615

32

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	913	$9,703
Shares issued in reinvestment of dividends and distributions	325	3,274
Shares reacquired	(1,690)	(17,511)

Net increase (decrease) in shares outstanding before conversion	(452)	(4,534)
Shares reacquired upon conversion into other share class(es)	(795)	(8,264)

Net increase (decrease) in shares outstanding	(1,247)	$(12,798)

Year ended October 31, 2014:
Shares sold	2,592	$26,647
Shares issued in reinvestment of dividends and distributions	219	2,223
Shares reacquired	(6,086)	(62,187)

Net increase (decrease) in shares outstanding before conversion	(3,275)	(33,317)
Shares reacquired upon conversion into other share class(es)	(1)	(8)

Net increase (decrease) in shares outstanding	(3,276)	$(33,325)

Class C
Year ended October 31, 2015:
Shares sold	13,351	$140,536
Shares issued in reinvestment of dividends and distributions	2,032	20,385
Shares reacquired	(8,554)	(88,380)

Net increase (decrease) in shares outstanding	6,829	$72,541

Year ended October 31, 2014:
Shares sold	34,823	$378,311
Shares issued in reinvestment of dividends and distributions	611	6,182
Shares reacquired	(5,298)	(53,842)

Net increase (decrease) in shares outstanding	30,136	$330,651

Class Z
Year ended October 31, 2015:
Shares sold	1,412,587	$14,729,204
Shares issued in reinvestment of dividends and distributions	109,919	1,103,587
Shares reacquired	(588,366)	(5,984,965)

Net increase (decrease) in shares outstanding before conversion	934,140	9,847,826
Shares issued upon conversion from other share class(es)	5,968	61,227

Net increase (decrease) in shares outstanding	940,108	$9,909,053

Year ended October 31, 2014:
Shares sold	874,331	$9,320,232
Shares issued in reinvestment of dividends and distributions	54,306	550,120
Shares reacquired	(490,750)	(5,083,654)

Net increase (decrease) in shares outstanding before conversion	437,887	4,786,698
Shares issued upon conversion from other share class(es)	3,296	37,106

Net increase (decrease) in shares outstanding	441,183	$4,823,804

Prudential International Real Estate Fund	33

Notes to Financial Statements

continued

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended October 31, 2015. The average daily balance for the 16 days that the Fund had loans outstanding during the period was $1,115,063, borrowed at a weighted average interest rate of 1.44%. The maximum loan outstanding amount during the period was $3,728,000. At October 31, 2015, the Fund did not have an outstanding loan amount.

Note 8. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

34

Note 9. Notice of Dividends and Distributions to Shareholders

The Fund declared ordinary income dividends on December 10, 2015 to shareholders of record on December 11, 2015. The ex-dividend date was December 14, 2015. The per share amounts declared were as follows:

Ordinary Income
Class A*	$0.147111
Class B*	$0.070632
Class C*	$0.147111
Class Z*	$0.173093

*	Includes $0.021226 of Special Ordinary Income.

Prudential International Real Estate Fund	35

Financial Highlights

Class A Shares
	Year Ended October 31,				December 21, 2010(d) through October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$11.03	$10.96	$10.33	$9.20	$10.00
Income (loss) from investment operations:
Net investment income	.19	.16	.14	.19	.07
Net realized and unrealized gain (loss) on investments	(.60)	.18	1.04	1.23	(.87)
Total from investment operations	(.41)	.34	1.18	1.42	(.80)
Less Dividends:
Dividends from net investment income	(.41)	(.27)	(.55)	(.29)	-
Net Asset Value, end of period	$10.21	$11.03	$10.96	$10.33	$9.20
Total Return(a):	(3.66)%	3.27%	11.67%	16.39%	(8.00)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,033	$2,559	$948	$346	$814
Average net assets (000)	$2,074	$2,133	$589	$228	$353
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.60%	1.60%	1.60%	1.60%	1.60%	(e)
Expenses before waivers and/or expense reimbursement	2.11%	2.48%	2.42%	2.93%	3.85%	(e)
Net investment income	1.77%	1.53%	1.33%	2.00%	.89%	(e)
Portfolio turnover rate	46%	48%	37%	21%	30%	(f)

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

36

Class B Shares
	Year Ended October 31,				December 21, 2010(d) through October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.92	$10.85	$10.22	$9.08	$10.00
Income (loss) from investment operations:
Net investment income	.08	.08	.06	.08	.11
Net realized and unrealized gain (loss) on investments	(.57)	.18	1.04	1.27	(1.03)
Total from investment operations	(.49)	.26	1.10	1.35	(.92)
Less Dividends:
Dividends from net investment income	(.33)	(.19)	(.47)	(.21)	-
Net Asset Value, end of period	$10.10	$10.92	$10.85	$10.22	$9.08
Total Return(a):	(4.46)%	2.50%	11.01%	15.63%	(9.20)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$88	$109	$144	$167	$4
Average net assets (000)	$99	$117	$275	$52	$5
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.35%	2.35%	2.35%	2.35%	2.35%	(e)
Expenses before waivers and/or expense reimbursement	2.81%	3.18%	3.05%	3.74%	4.55%	(e)
Net investment income	.76%	.79%	.61%	.87%	1.29%	(e)
Portfolio turnover rate	46%	48%	37%	21%	30%	(f)

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential International Real Estate Fund	37

Financial Highlights

continued

Class C Shares
	Year Ended October 31,				December 21, 2010(d) through October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.96	$10.89	$10.25	$9.10	$10.00
Income (loss) from investment operations:
Net investment income	.14	.14	.16	.21	.14
Net realized and unrealized gain (loss) on investments	(.55)	.20	1.03	1.20	(1.04)
Total from investment operations	(.41)	.34	1.19	1.41	(.90)
Less Dividends:
Dividends from net investment income	(.41)	(.27)	(.55)	(.26)	-
Net Asset Value, end of period	$10.14	$10.96	$10.89	$10.25	$9.10
Total Return(a):	(3.69)%	3.29%	11.86%	16.36%	(9.00)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$571	$542	$211	$20	$30
Average net assets (000)	$551	$365	$222	$23	$23
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.60%	1.60%	1.60%	1.60%	1.96%	(e)
Expenses before waivers and/or expense reimbursement	2.06%	2.43%	2.31%	2.86%	4.16%	(e)
Net investment income	1.36%	1.35%	1.45%	2.31%	1.68%	(e)
Portfolio turnover rate	46%	48%	37%	21%	30%	(f)

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

38

Class Z Shares
	Year Ended October 31,				December 21, 2010(d) through October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.99	$10.92	$10.28	$9.15	$10.00
Income (loss) from investment operations:
Net investment income	.16	.19	.17	.22	.18
Net realized and unrealized gain (loss) on investments	(.54)	.17	1.04	1.22	(1.03)
Total from investment operations	(.38)	.36	1.21	1.44	(.85)
Less Dividends:
Dividends from net investment income	(.44)	(.29)	(.57)	(.31)	-
Net Asset Value, end of period	$10.17	$10.99	$10.92	$10.28	$9.15
Total Return(a):	(3.42)%	3.55%	12.08%	16.82%	(8.50)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$33,446	$25,824	$20,848	$18,994	$13,233
Average net assets (000)	$32,071	$21,323	$20,388	$14,068	$12,252
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.35%	1.35%	1.35%	1.35%	1.35%	(e)
Expenses before waivers and/or expense reimbursement	1.81%	2.18%	2.08%	2.65%	3.55%	(e)
Net investment income	1.50%	1.74%	1.62%	2.39%	2.15%	(e)
Portfolio turnover rate	46%	48%	37%	21%	30%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential International Real Estate Fund	39

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential International Real Estate Fund, a series of Prudential Investment Portfolios 9 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from December 21, 2010 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the years or periods described in the above paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2015

40

Tax Information

(Unaudited)

For the year ended October 31, 2015, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code but not less than the following percentage of the ordinary income dividends paid as qualified dividend income (QDI):

QDI

Prudential International Real Estate Fund	33.05%

For the year ended October 31, 2015, the Fund made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $77,566 foreign tax credit from recognized foreign source income of $1,482,910.

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2015.

Prudential International Real Estate Fund	41

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential International Real Estate Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year that each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Richard A. Redeker, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Prudential International Real Estate Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential International Real Estate Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential International Real Estate Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”), which provides subadvisory services to the Fund through its Prudential Real Estate Investors unit (“PREI”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to

Prudential International Real Estate Fund

[1]	Prudential International Real Estate Fund is a series of Prudential Investment Portfolios 9.

Approval of Advisory Agreements (continued)

approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PREI. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PREI, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PREI, and also considered the qualifications, backgrounds and responsibilities of PREI’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, PIM’s and PREI’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI, PIM and PREI. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PI, PIM and PREI. The Board noted that PREI and PIM are affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM through PREI, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM through PREI under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI exceeded the management fees received by PI, resulting in an operating loss to PI for the year ended December 31, 2014. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board considered information provided by PI regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PI’s investment in the Fund over time. The Board noted that economies of scale, if any, may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential International Real Estate Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2014.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper International Real Estate Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

Visit our website at www.prudentialfunds.com

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	4th Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board also noted the Fund’s improved comparative performance over the one-year period.
•

The Board also considered information provided by PI indicating that the Fund’s net expenses were 11 basis points higher than the median, after a waiver of expenses of 0.829%, of all funds included in the Peer Group.

•	The Board and PI agreed to continue the existing expense cap of 1.35% (exclusive of 12b-1 fees and certain other fees) through February 29, 2016.
•	The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential International Real Estate Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Real Estate Investors	7 Giralda Farms Madison, NJ 07940

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential International Real Estate Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL INTERNATIONAL REAL ESTATE FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PUEAX	PUEBX	PUECX	PUEZX
CUSIP	74441J803	74441J886	74441J878	74441J860

MF210E    0286214-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL QMA LARGE-CAP CORE EQUITY FUND

ANNUAL REPORT • OCTOBER 31, 2015

Objective

Long-term after-tax growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. ©2015 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential QMA Large-Cap Core Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2015.

You may have noticed that the name of your Fund will include the name of the Fund’s sub-adviser, QMA. This change, which officially takes effect on December 31, 2015, was made to better recognize the distinct capabilities and expertise that QMA brings to the range of funds it manages.

With approximately $105 billion in assets under management (as of 9/30/2015), QMA has been a leader in the application of advanced portfolio management techniques to meet its clients’ investment needs since 1975. QMA applies innovative investment strategies that pair the seasoned judgment of traditional stock-pickers with the systematic rigor of computer-driven investment platforms. They bring a level of sophistication and experience to individually managed accounts and mutual funds that is ordinarily available only to large institutional investors.

As always, Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Investments’ affiliated asset managers, such as QMA, that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential QMA Large-Cap Core Equity Fund

Prudential QMA Large-Cap Core Equity Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years
Class A	4.20%	93.97%	96.94%
Class B	3.42	86.83	82.92
Class C	3.42	86.84	83.11
Class Z	4.41	96.33	101.91
S&P 500 Index	5.21	95.24	112.79
Lipper Large-Cap Core Funds Average	3.35	82.01	98.32

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years
Class A	–6.39%	12.06%	5.44%
Class B	–6.27	12.35	5.24
Class C	–2.62	12.48	5.26
Class Z	–0.70	13.60	6.30
S&P 500 Index	–0.61	13.33	6.79
Lipper Large-Cap Core Funds Average	–2.20	11.82	6.02

Average Annual Total Returns (With Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years
Class A	–1.53%	12.88%	6.41%
Class B	–1.36	13.19	6.22
Class C	2.47	13.32	6.24
Class Z	4.41	14.44	7.28

Average Annual Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years
Class A	4.20%	14.17%	7.01%
Class B	3.42	13.32	6.22
Class C	3.42	13.32	6.24
Class Z	4.41	14.44	7.28

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential QMA Large-Cap Core Equity Fund (Class A shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2005) and the account values at the end of the current fiscal year (October 31, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Prudential QMA Large-Cap Core Equity Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 502 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Large-Cap Core Funds Average

The Lipper Large-Cap Core Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Large-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have wide latitude in the companies in which they invest. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share-growth value compared with the S&P 500 Index.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

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Five Largest Holdings expressed as a percentage of net assets as of 10/31/15
Apple, Inc., Technology Hardware, Storage & Peripherals	3.5%
Amazon.com, Inc., Internet & Catalog Retail	1.9
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	1.9
JPMorgan Chase & Co., Banks	1.8
Microsoft Corp., Software	1.8

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/15
Information Technology	22.0%
Health Care	15.8
Financials	15.2
Consumer Discretionary	12.1
Industrials	10.9

Industry weightings reflect only long-term investments and are subject to change.

Prudential QMA Large-Cap Core Equity Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential QMA Large-Cap Core Equity Fund’s Class A shares gained 4.20% for the 12-month reporting period ended October 31, 2015, lagging the 5.21% gain of the benchmark S&P 500 Index (the Index), but outperforming the 3.35% gain of the Lipper Large-Cap Core Funds Average.

What were conditions like in the US stock market?

•

US equities began the 12-month reporting period with solid gains in November and December 2014, after the Federal Reserve left interest rates unchanged and with the prospect of cheaper oil prices potentially acting as a stimulus. However, the energy sector suffered as a supply glut hit oil prices.

•

US equities were up in the first-quarter of 2015. After initially declining on lower corporate earnings and weakness in the energy sector, stocks rose to new highs on earnings strength in February. Later, concerns that a strong US dollar would hurt corporate profits generated abroad and the looming interest rate hike combined to rattle investors.

•

The announced decline in first quarter US gross domestic product (GDP) roiled markets in the second quarter. After the decline was attributed to harsh weather conditions and an ongoing labor dispute in shipping ports in California, stock markets rallied and the Index reached new highs in May. Later, the prospect of Greece exiting the euro and mounting concerns over China’s equity market pressured global stocks.

•	In the third quarter, China surprised global markets by devaluing its currency in order to protect its export markets. Chinese equities plunged and US equities briefly entered a correction.

•	The prospects of a delay in the first interest rate hike and additional global stimulus benefited US equities in October 2015.

How did the sectors of the Index perform?

•

Consumer discretionary was the best-performing sector within the Index. Within that sector, Internet-related retailers performed strongly as investors gravitated toward stocks with stronger earnings potential.

•	Technology stocks also performed well as investors sought out growth-oriented segments of the market.

•	Energy was the worst-performing sector as energy prices plummeted.

•	Utilities stocks also underperformed as investors anticipated a hike in interest rates.

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How did the US stock market perform with respect to investment styles?

•

Growth has outperformed value by a wide margin over the past 12 months. Slowing global growth and pending US interest rate increases pushed investors toward stocks that are expected to deliver better and more consistent earnings.

Among slowly growing companies, which stocks or related group of stocks contributed the most and detracted the most from the Fund’s return?

•

QMA places a heavier emphasis on valuation factors, such as price-to-earnings and price-to-book ratios, when evaluating slower-growing stocks. In general, valuation factors did not perform well over the past 12 months, and this detracted from performance.

•

Within slowly growing companies, the Fund’s holdings in health care stocks performed well, particularly among the slower-growing components of health care, such as managed care companies. The Fund held these companies because they appeared inexpensive by QMA’s metrics. The stocks subsequently rallied on consolidation within the industry.

•	Holdings in industrial stocks performed well. The Fund was overweight industrial stocks that had positive analyst estimate revision activity and high quality, and these stocks performed well.

•	However, holdings in the utilities sector hurt performance as valuation factors within that sector did not perform well.

Among rapidly growing companies, which stocks or related group of stocks contributed the most and detracted the most from the Fund’s return?

•

Among rapidly growing stocks, QMA emphasizes a growth factor, which measures the direction of analysts’ earnings estimates. This factor performed well as investors were nervous about economic growth and focused on companies that they believed could deliver solid and consistent earnings growth.

•	QMA tends to emphasize the growth factor within the technology sector, as it is dominated by faster growing companies, and stock selection within this sector contributed positively to performance.

•

However, the Fund was underweight in consumer-related Internet companies where analysts were revising down their earnings estimates and quality was low. These stocks did well as the companies performed better than expected and investors focused on their future growth prospects.

How did the Fund’s tax management strategy affect its performance?

•	Although difficult to quantify, the Fund’s tax management objective affected performance over the course of the reporting period. Trading in the portfolio is

Prudential QMA Large-Cap Core Equity Fund	7

Strategy and Performance Overview (continued)

not dictated by tax concerns, but the potential impact that trading can have on taxes is factored into investment decisions.

•	Over the reporting period, the Fund’s performance was lower than other similar strategies that did not have tax management as an objective.

•

The overall positioning and characteristics of the Fund is similar to other funds without tax management. However, slight differences in stock positions due to the tax impact of holding versus selling accounted for the majority of the performance difference.

Did the Fund hold derivatives and how did they affect performance?

•	The Fund held futures contracts on the S&P 500.

•	QMA uses these instruments primarily to manage daily cash flows, provide liquidity, and equitize cash, and not as a means of adding to performance. Subsequently, the effect on performance was minimal.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2015, the beginning of the period, and held through the six-month period ended October 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential QMA Large-Cap Core Equity Fund	9

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential QMA Large-Cap Core Equity Fund		Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$999.40	1.13%	$5.69
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75

Class B	Actual	$1,000.00	$995.30	1.88%	$9.45
	Hypothetical	$1,000.00	$1,015.73	1.88%	$9.55

Class C	Actual	$1,000.00	$995.30	1.88%	$9.45
	Hypothetical	$1,000.00	$1,015.73	1.88%	$9.55

Class Z	Actual	$1,000.00	$1,000.00	0.88%	$4.44
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2015, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annual expense ratios for the 12-month period ended October 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.19%	1.14%
B	1.89	1.89
C	1.89	1.89
Z	0.89	0.89

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential QMA Large-Cap Core Equity Fund	11

Portfolio of Investments

as of October 31, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 98.8%

COMMON STOCKS

CONSUMER DISCRETIONARY 12.1%

Hotels, Restaurants & Leisure 2.5%
Boyd Gaming Corp.*	7,800	$155,922
Denny’s Corp.*	5,500	60,280
Fiesta Restaurant Group, Inc.*	1,600	56,576
Jack in the Box, Inc.	3,300	245,949
Marriott Vacations Worldwide Corp.	1,600	103,040
McDonald’s Corp.	21,900	2,458,275
Sonic Corp.	3,900	111,306
Starbucks Corp.	10,300	644,471
Yum! Brands, Inc.	19,200	1,361,472

		5,197,291

Household Durables 0.5%
Whirlpool Corp.	6,900	1,104,966

Internet & Catalog Retail 1.9%
Amazon.com, Inc.*	6,400	4,005,760

Leisure Products 0.6%
Brunswick Corp.	2,700	145,287
Polaris Industries, Inc.	7,200	808,848
Vista Outdoor, Inc.*	5,600	250,432

		1,204,567

Media 1.8%
Comcast Corp. (Class A Stock)	2,000	125,240
Interpublic Group of Cos., Inc. (The)	12,900	295,797
MSG Networks, Inc. (Class A Stock)*	3,400	69,768
News Corp. (Class A Stock)	26,400	406,560
News Corp. (Class B Stock)	6,300	97,524
Thomson Reuters Corp.	10,200	418,404
Time Warner, Inc.	5,100	384,234
Twenty-First Century Fox, Inc. (Class A Stock)	39,900	1,224,531
Viacom, Inc. (Class B Stock)	14,800	729,788

		3,751,846

Multiline Retail 0.6%
Dillard’s, Inc. (Class A Stock)(a)	8,100	724,788

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	13

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
CONSUMER DISCRETIONARY (Continued)

Multiline Retail (cont’d.)
Macy’s, Inc.	2,000	$101,960
Target Corp.	5,500	424,490

		1,251,238

Specialty Retail 3.3%
Best Buy Co., Inc.	35,900	1,257,577
Home Depot, Inc. (The)	19,800	2,448,072
Murphy USA, Inc.*	2,000	122,740
Ross Stores, Inc.	26,800	1,355,544
TJX Cos., Inc. (The)	24,600	1,800,474

		6,984,407

Textiles, Apparel & Luxury Goods 0.9%
Michael Kors Holdings Ltd.*	29,100	1,124,424
NIKE, Inc. (Class B Stock)	5,900	773,077
Oxford Industries, Inc.	1,000	72,820

		1,970,321

CONSUMER STAPLES 9.6%

Beverages 2.7%
Coca-Cola Co. (The)	47,000	1,990,450
Coca-Cola Enterprises, Inc.	14,600	749,564
PepsiCo, Inc.	27,694	2,830,050

		5,570,064

Food & Staples Retailing 2.5%
CVS Health Corp.	22,400	2,212,672
Kroger Co. (The)	38,600	1,459,080
Wal-Mart Stores, Inc.	25,670	1,469,351

		5,141,103

Food Products 1.2%
Archer-Daniels-Midland Co.	28,538	1,303,045
Tyson Foods, Inc. (Class A Stock)	27,100	1,202,156

		2,505,201

Household Products 1.1%
Colgate-Palmolive Co.	8,400	557,340
Kimberly-Clark Corp.	13,900	1,663,969

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
CONSUMER STAPLES (Continued)

Household Products (cont’d.)
Procter & Gamble Co. (The)	2,064	$157,648

		2,378,957

Tobacco 2.1%
Altria Group, Inc.	42,400	2,563,928
Philip Morris International, Inc.	22,000	1,944,800

		4,508,728

ENERGY 5.7%

Energy Equipment & Services 0.4%
Ensco PLC (Class A Stock)	51,000	848,130

Oil, Gas & Consumable Fuels 5.3%
Alon USA Energy, Inc.(a)	33,400	559,450
Chevron Corp.	7,684	698,322
ConocoPhillips	5,700	304,095
Exxon Mobil Corp.	47,474	3,927,999
HollyFrontier Corp.	13,600	665,992
Kinder Morgan, Inc.	5,300	144,955
Marathon Petroleum Corp.	27,500	1,424,500
Phillips 66	17,850	1,589,542
Tesoro Corp.	9,900	1,058,607
Valero Energy Corp.	13,100	863,552

		11,237,014

FINANCIALS 15.2%

Banks 6.4%
Bank of America Corp.	183,568	3,080,271
BB&T Corp.(a)	28,600	1,062,490
JPMorgan Chase & Co.	58,800	3,777,900
PNC Financial Services Group, Inc. (The)	6,500	586,690
Regions Financial Corp.	19,300	180,455
SunTrust Banks, Inc.	25,200	1,046,304
U.S. Bancorp	7,991	337,060
Wells Fargo & Co.	64,464	3,490,081

		13,561,251

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	15

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
FINANCIALS (Continued)

Capital Markets 1.8%
BlackRock, Inc.	4,500	$1,583,865
Goldman Sachs Group, Inc. (The)	9,800	1,837,500
State Street Corp.	4,100	282,900

		3,704,265

Consumer Finance 1.1%
Discover Financial Services	22,700	1,276,194
Navient Corp.	19,700	259,843
Nelnet, Inc. (Class A Stock)	12,000	429,360
Synchrony Financial*(a)	8,400	258,384

		2,223,781

Diversified Financial Services 0.6%
Berkshire Hathaway, Inc. (Class B Stock)*	5,800	788,916
CBOE Holdings, Inc.	4,700	315,088
Nasdaq, Inc.	2,400	138,936

		1,242,940

Insurance 2.6%
Aflac, Inc.	22,000	1,402,500
Allstate Corp. (The)	14,000	866,320
MetLife, Inc.	16,100	811,118
Old Republic International Corp.	6,400	115,456
Travelers Cos., Inc. (The)	11,500	1,298,235
Unum Group	22,700	786,555
XL Group PLC (Ireland)	7,700	293,216

		5,573,400

Real Estate Investment Trusts (REITs) 1.7%
Annaly Capital Management, Inc.	98,500	980,075
CBL & Associates Properties, Inc.	19,700	287,226
Equity Residential	900	69,588
Hospitality Properties Trust	8,000	214,720
Lexington Realty Trust	24,100	213,044
Prologis, Inc.	21,600	922,968
Simon Property Group, Inc.	3,400	684,964
WP Carey, Inc.	2,100	133,077

		3,505,662

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
FINANCIALS (Continued)

Real Estate Management & Development 1.0%
CBRE Group, Inc. (Class A Stock)*	33,700	$1,256,336
Jones Lang LaSalle, Inc.	5,700	950,247

		2,206,583

HEALTH CARE 15.8%

Biotechnology 4.5%
AbbVie, Inc.	5,600	333,480
Amgen, Inc.	15,400	2,435,972
Biogen Idec, Inc.*	5,200	1,510,652
Celgene Corp.*	17,700	2,171,967
Gilead Sciences, Inc.	10,500	1,135,365
Regeneron Pharmaceuticals, Inc.*	2,800	1,560,692
United Therapeutics Corp.*(a)	2,200	322,586

		9,470,714

Health Care Equipment & Supplies 2.8%
Abbott Laboratories	21,900	981,120
C.R. Bard, Inc.	3,700	689,495
Edwards Lifesciences Corp.*	5,700	895,755
Hologic, Inc.*	10,700	415,802
Masimo Corp.*	1,800	71,424
Medtronic PLC	21,400	1,581,888
Stryker Corp.	13,900	1,329,118

		5,964,602

Health Care Providers & Services 3.6%
Aetna, Inc.	14,700	1,687,266
Anthem, Inc.	9,900	1,377,585
Cigna Corp.	2,900	388,716
Express Scripts Holding Co.*	19,800	1,710,324
HCA Holdings, Inc.*	2,300	158,217
UnitedHealth Group, Inc.	19,700	2,320,266

		7,642,374

Life Sciences Tools & Services 0.8%
Thermo Fisher Scientific, Inc.	12,800	1,673,984

Pharmaceuticals 4.1%
Bristol-Myers Squibb Co.	3,600	237,420
Eli Lilly & Co.	15,100	1,231,707

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	17

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
HEALTH CARE (Continued)

Pharmaceuticals (cont’d.)
Jazz Pharmaceuticals PLC*	1,400	$192,192
Johnson & Johnson	27,399	2,768,121
Merck & Co., Inc.	13,400	732,444
Pfizer, Inc.	98,734	3,339,184

		8,501,068

INDUSTRIALS 10.9%

Aerospace & Defense 4.0%
General Dynamics Corp.	11,800	1,753,244
Huntington Ingalls Industries, Inc.	4,100	491,754
Lockheed Martin Corp.	3,300	725,439
Northrop Grumman Corp.	10,100	1,896,275
Orbital ATK, Inc.	3,600	308,232
Raytheon Co.	11,000	1,291,400
Spirit AeroSystems Holdings, Inc. (Class A Stock)*	8,600	453,564
United Technologies Corp.	14,300	1,407,263

		8,327,171

Air Freight & Logistics 0.9%
Expeditors International of Washington, Inc.	1,800	89,622
United Parcel Service, Inc. (Class B Stock)	18,100	1,864,662

		1,954,284

Airlines 1.6%
Delta Air Lines, Inc.	29,500	1,499,780
Southwest Airlines Co.	37,800	1,749,762
Spirit Airlines, Inc.*	3,200	118,784

		3,368,326

Building Products 1.2%
Allegion PLC	2,400	156,408
AO Smith Corp.	5,800	445,556
Armstrong World Industries, Inc.*	3,500	173,670
Masco Corp.	41,800	1,212,200
Owens Corning	8,300	377,899
Universal Forest Products, Inc.	1,000	72,630

		2,438,363

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
INDUSTRIALS (Continued)

Commercial Services & Supplies
Copart, Inc.*	2,500	$90,525

Construction & Engineering 0.2%
EMCOR Group, Inc.	6,100	294,508
KBR, Inc.	7,900	145,676

		440,184

Electrical Equipment 0.4%
Acuity Brands, Inc.	1,300	284,180
Emerson Electric Co.	11,400	538,422

		822,602

Industrial Conglomerates 1.5%
General Electric Co.	112,000	3,239,040

Machinery 0.2%
Oshkosh Corp.(a)	9,400	386,246

Road & Rail 0.9%
AMERCO*	700	284,417
Union Pacific Corp.	18,500	1,652,975

		1,937,392

INFORMATION TECHNOLOGY 22.0%

Communications Equipment 2.0%
Brocade Communications Systems, Inc.	33,000	343,860
Cisco Systems, Inc.	95,950	2,768,157
Juniper Networks, Inc.	36,500	1,145,735

		4,257,752

Electronic Equipment, Instruments & Components 0.5%
CDW Corp.	8,300	370,927
Ingram Micro, Inc. (Class A Stock)	13,900	413,942
Jabil Circuit, Inc.	12,500	287,250

		1,072,119

Internet Software & Services 3.9%
Akamai Technologies, Inc.*	18,100	1,100,842
Alphabet, Inc. (Class A Stock)*	2,770	2,042,570
Alphabet, Inc. (Class C Stock)*	5,077	3,608,783

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	19

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
INFORMATION TECHNOLOGY (Continued)

Internet Software & Services (cont’d.)
Blucora, Inc.*	9,600	$94,080
eBay, Inc.*	34,700	968,130
Facebook, Inc. (Class A Stock)*	3,600	367,092

		8,181,497

IT Services 2.7%
Accenture PLC (Class A Stock)	8,500	911,200
Computer Sciences Corp.*	1,100	73,249
International Business Machines Corp.	6,870	962,350
MasterCard, Inc. (Class A Stock)	8,800	871,112
Visa, Inc. (Class A Stock)	36,300	2,816,154

		5,634,065

Semiconductors & Semiconductor Equipment 2.8%
Advanced Energy Industries, Inc.*	4,600	130,088
Analog Devices, Inc.	14,000	841,680
Avago Technologies Ltd. (Singapore)	10,700	1,317,491
Integrated Device Technology, Inc.*	10,200	260,100
Intel Corp.	82,200	2,783,292
Skyworks Solutions, Inc.	2,300	177,652
Texas Instruments, Inc.	6,200	351,664

		5,861,967

Software 5.4%
Activision Blizzard, Inc.	22,300	775,148
Citrix Systems, Inc.*	16,000	1,313,600
Intuit, Inc.	11,100	1,081,473
Manhattan Associates, Inc.*	6,800	495,380
Microsoft Corp.	71,200	3,747,968
Nuance Communications, Inc.*	36,000	610,920
Oracle Corp.	57,900	2,248,836
SolarWinds, Inc.*	5,400	313,362
Solera Holdings, Inc.	2,500	136,650
SS&C Technologies Holdings, Inc.	2,400	177,960
Symantec Corp.	17,100	352,260
Verint Systems, Inc.*	3,200	152,256

		11,405,813

See Notes to Financial Statements.

20

Description	Shares	Value (Note 1)
INFORMATION TECHNOLOGY (Continued)

Technology Hardware, Storage & Peripherals 4.7%
Apple, Inc.	61,520	$7,351,640
EMC Corp.	43,800	1,148,436
Hewlett-Packard Co.	49,700	1,339,912

		9,839,988

MATERIALS 2.2%

Chemicals 1.7%
Cabot Corp.	3,100	111,414
Eastman Chemical Co.	5,900	425,803
LyondellBasell Industries NV (Class A Stock)	16,000	1,486,560
Minerals Technologies, Inc.	2,200	129,668
Mosaic Co. (The)	26,000	878,540
Westlake Chemical Corp.	9,500	572,565

		3,604,550

Construction Materials 0.1%
Headwaters, Inc.*	10,400	213,720

Containers & Packaging 0.1%
Crown Holdings, Inc.*	4,100	217,464

Metals & Mining 0.2%
Freeport-McMoRan, Inc.	39,300	462,561

Paper & Forest Products 0.1%
Boise Cascade Co.*	2,300	68,839

TELECOMMUNICATIONS SERVICES 1.6%

Diversified Telecommunication Services 1.6%
AT&T, Inc.	6,054	202,870
Verizon Communications, Inc.	69,400	3,253,472

		3,456,342

UTILITIES 3.7%

Electric Utilities 2.5%
Duke Energy Corp.	3,500	250,145
Entergy Corp.	7,900	538,464
Exelon Corp.	43,100	1,203,352
FirstEnergy Corp.	35,000	1,092,000

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	21

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
UTILITIES (Continued)

Electric Utilities (cont’d.)
NextEra Energy, Inc.	8,100	$831,546
PPL Corp.	38,200	1,314,080

		5,229,587

Gas Utilities 0.4%
AGL Resources, Inc.	14,000	875,000

Independent Power & Renewable Electricity Producers 0.4%
NRG Energy, Inc.	69,400	894,566

Multi-Utilities 0.4%
Public Service Enterprise Group, Inc.	21,300	879,477

TOTAL LONG-TERM INVESTMENTS (cost $143,956,962)		208,089,657

SHORT-TERM INVESTMENTS 2.6%

AFFILIATED MONEY MARKET MUTUAL FUND 2.5%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $5,240,281; includes $2,859,485 of cash collateral for securities on loan) (Note 3)(b)(c)	5,240,281	5,240,281

	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Bills,
0.090%, 12/17/15(d)(e)	45	44,999
0.214%, 03/03/16(d)(e)	220	219,924

TOTAL U.S. TREASURY OBLIGATIONS (cost $264,837)		264,923

TOTAL SHORT-TERM INVESTMENTS (cost $5,505,118)		5,505,204

TOTAL INVESTMENTS 101.4% (cost $149,462,080) (Note 5)		213,594,861
Liabilities in excess of other assets(f) (1.4)%		(2,984,417)

NET ASSETS 100.0%		$210,610,444

See Notes to Financial Statements.

22

The following abbreviation is used in the annual report:

OTC—Over-the-counter

#	Principal amount shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,781,729; cash collateral of $2,859,485 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(d)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(e)	Rate quoted represents yield-to-maturity as of purchase date.
(f)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at October 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2015	Unrealized Appreciation(1)
	Long Position:
25	S&P 500 E-Mini	Dec. 2015	$2,414,153	$2,592,125	$177,972

(1)	U.S. Treasury Obligations with a combined market value of $264,923 have been segregated with Goldman Sachs & Co. to cover requirements for open contracts at October 31, 2015.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	23

Portfolio of Investments

as of October 31, 2015 continued

The following is a summary of the inputs used as of October 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Consumer Discretionary	$25,470,396	$—	$—
Consumer Staples	20,104,053	—	—
Energy	12,085,144	—	—
Financials	32,017,882	—	—
Health Care	33,252,742	—	—
Industrials	23,004,133	—	—
Information Technology	46,253,201	—	—
Materials	4,567,134	—	—
Telecommunications Services	3,456,342	—	—
Utilities	7,878,630	—	—
Affiliated Money Market Mutual Fund	5,240,281	—	—
U.S. Treasury Obligations	—	264,923	—
Other Financial Instruments*
Futures Contracts	177,972	—	—

Total	$213,507,910	$264,923	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2015 were as follows (Unaudited):

Information Technology	22.0%
Health Care	15.8
Financials	15.2
Consumer Discretionary	12.1
Industrials	10.9
Consumer Staples	9.6
Energy	5.7
Utilities	3.7
Affiliated Money Market Mutual Fund (including 1.4% of collateral for securities on loan)	2.5%
Materials	2.2
Telecommunications Services	1.6
U.S. Treasury Obligations	0.1

101.4
Liabilities in excess of other assets	(1.4)

100.0%

The Fund invested in various derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial

See Notes to Financial Statements.

24

performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker—variation margin futures	$177,972	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$116,915

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$107,126

For the year ended October 31, 2015, the Fund’s average value at trade date for futures long positions was $3,384,389.

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	25

Statement of Assets & Liabilities

as of October 31, 2015

Assets
Investments at value, including securities on loan of $2,781,729:
Unaffiliated investments (cost $144,221,799)	$208,354,580
Affiliated investments (cost $5,240,281)	5,240,281
Dividends and interest receivable	172,645
Receivable for Fund shares sold	39,969
Prepaid expenses	1,803

Total assets	213,809,278

Liabilities
Payable to broker for collateral for securities on loan	2,859,485
Management fee payable	113,656
Payable for Fund shares reacquired	82,857
Accrued expenses and other liabilities	59,840
Distribution fee payable	52,963
Affiliated transfer agent fee payable	18,408
Due to broker—variation margin futures	11,625

Total liabilities	3,198,834

Net Assets	$210,610,444

Net assets were comprised of:
Shares of beneficial interest, at par	$13,334
Paid-in capital in excess of par	135,750,450

135,763,784
Undistributed net investment income	1,334,876
Accumulated net realized gain on investment transactions	9,201,031
Net unrealized appreciation on investments	64,310,753

Net assets, October 31, 2015	$210,610,444

See Notes to Financial Statements.

26

Class A
Net asset value and redemption price per share ($88,920,296 ÷ 5,586,632 shares of beneficial interest issued and outstanding)	$15.92
Maximum sales charge (5.50% of offering price)	0.93

Maximum offering price to public	$16.85

Class B
Net asset value, offering price and redemption price per share ($2,675,883 ÷ 181,404 shares of beneficial interest issued and outstanding)	$14.75

Class C
Net asset value, offering price and redemption price per share ($38,918,748 ÷ 2,635,577 shares of beneficial interest issued and outstanding)	$14.77

Class Z
Net asset value, offering price and redemption price per share ($80,095,517 ÷ 4,930,473 shares of beneficial interest issued and outstanding)	$16.24

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	27

Statement of Operations

Year Ended October 31, 2015

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $68)	$3,833,599
Affiliated dividend income	5,982
Affiliated income from securities lending, net	5,779
Interest income	274

Total income	3,845,634

Expenses
Management fee	1,232,406
Distribution fee—Class A	270,519
Distribution fee—Class B	30,184
Distribution fee—Class C	387,366
Transfer agent’s fees and expenses (including affiliated expense of $72,000)	219,000
Custodian and accounting fees	69,000
Registration fees	60,000
Shareholders’ reports	40,000
Audit fee	23,000
Legal fees and expenses	19,000
Trustees’ fees	14,000
Insurance expenses	2,000
Loan interest expense	1,005
Miscellaneous	13,037

Total expenses	2,380,517
Less: Distribution fee waiver—Class A	(45,086)

Net expenses	2,335,431

Net investment income	1,510,203

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions	9,260,216
Futures transactions	116,915

9,377,131

Net change in unrealized appreciation (depreciation) on:
Investments	(4,048,675)
Futures	107,126

(3,941,549)

Net gain on investment transactions	5,435,582

Net Increase In Net Assets Resulting From Operations	$6,945,785

See Notes to Financial Statements.

28

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$1,510,203	$1,012,713
Net realized gain on investment transactions	9,377,131	12,569,046
Net change in unrealized appreciation (depreciation) on investments	(3,941,549)	13,219,139

Net increase in net assets resulting from operations	6,945,785	26,800,898

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(577,534)	(667,029)
Class B	(162)	(6,073)
Class C	(1,954)	(58,180)
Class X	—	(940)
Class Z	(355,525)	(360,553)

	(935,175)	(1,092,775)

Distributions from net realized gains
Class A	(6,437,641)	(5,970,175)
Class B	(244,987)	(255,432)
Class C	(2,948,080)	(2,553,398)
Class X	—	(8,284)
Class Z	(2,966,065)	(2,511,745)

	(12,596,773)	(11,299,034)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	71,467,428	13,156,943
Net asset value of shares issued in reinvestment of dividends and distributions	13,218,125	12,044,590
Cost of shares reacquired	(38,917,142)	(20,148,947)

Net increase in net assets from Fund share transactions	45,768,411	5,052,586

Total increase	39,182,248	19,461,675

Net Assets:
Beginning of year	171,428,196	151,966,521

End of year(a)	$210,610,444	$171,428,196

(a) Includes undistributed net investment income of:	$1,334,876	$771,186

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	29

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of five funds: Prudential QMA Large-Cap Core Equity Fund (the “Fund”, formerly Prudential Large-Cap Core Equity Fund), Prudential International Real Estate Fund, Prudential Absolute Return Bond Fund, Prudential Select Real Estate Fund and Prudential Real Estate Income Fund. These financial statements relate to Prudential QMA Large-Cap Core Equity Fund, a diversified fund. The financial statements of the Prudential International Real Estate Fund, Prudential Absolute Return Bond Fund, Prudential Select Real Estate Fund and Prudential Real Estate Income Fund are not presented herein. The Fund’s investment objective is long-term after-tax growth of capital.

Effective on or about December 30, 2015, the Prudential Large-Cap Core Equity Fund will be renamed the Prudential QMA Large-Cap Core Equity Fund.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

30

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates,

Prudential QMA Large-Cap Core Equity Fund	31

Notes to Financial Statements

continued

cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days

32

in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be

Prudential QMA Large-Cap Core Equity Fund	33

Notes to Financial Statements

continued

received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Securities Lending: The Fund may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends, or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and is recorded accordingly. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis.

34

Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Prudential QMA Large-Cap Core Equity Fund	35

Notes to Financial Statements

continued

The management fee paid to PI is computed daily and payable monthly at an annual rate of .65% of the Fund’s average daily net assets up to and including $500 million and .60% of the Fund’s average daily net assets in excess of $500 million. The effective management fee rate was .65% for the year ended October 31, 2015.

PI has contractually agreed through February 29, 2016 to waive a portion of the Fund’s management fees so that the Fund’s annual operating expenses (exclusive of distribution and service (12b-1) fees, and certain other expenses such as taxes, interest, and brokerage commissions) do not exceed .95% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. Formerly through April 11, 2014, the Fund had a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which together with PIMS, served as co-distributor of the Class X shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Through February 29, 2016, PIMS contractually agreed to limit such fees to .25% of the average daily net assets of Class A shares. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Prior to the final conversion of Class X shares, Management received the maximum allowable amount of sales charges for Class X shares in accordance with regulatory limits. As such, any contingent deferred sales charges received by the Manager were contributed back into the Fund and included in the Financial Highlights as a contribution to capital.

PIMS has advised the Fund that it received $93,216 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2015.

36

From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2015, it received $216, $4,010 and $605 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, QMA, PAD and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended October 31, 2015, PIM has been compensated in the amount of approximately $1,700 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2015, were $242,090,758 and $207,525,065, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to

Prudential QMA Large-Cap Core Equity Fund	37

Notes to Financial Statements

continued

undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended October 31, 2015, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment transactions by $11,338 due to reclassification of distributions and other book to tax differences. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

The tax character of dividends paid by the Fund were $2,561,946 of ordinary income and $10,970,002 of long-term capital gains for the year ended October 31, 2015 and $2,805,137 of ordinary income and $9,586,672 of long-term capital gains for the year ended October 31, 2014, respectively.

As of October 31, 2015, the accumulated undistributed earnings on a tax basis were $1,310,026 of ordinary income and $9,499,624 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$149,557,852	$65,129,829	$(1,092,820)	$64,037,009

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax accounting.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Purchases of $1 million or more are

38

subject to a contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of their purchase. The Class A shares CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for a sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of capital stock.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value.

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	430,871	$6,889,335
Shares issued in reinvestment of dividends and distributions	432,617	6,839,669
Shares reacquired	(616,725)	(9,820,019)

Net increase (decrease) in shares outstanding before conversion	246,763	3,908,985
Shares issued upon conversion from other share class(es)	68,269	1,096,026
Shares reacquired upon conversion into other share class(es)	(80,198)	(1,279,380)

Net increase (decrease) in shares outstanding	234,834	$3,725,631

Year ended October 31, 2014:
Shares sold	282,534	$4,350,008
Shares issued in reinvestment of dividends and distributions	448,760	6,439,722
Shares reacquired	(761,230)	(11,729,114)

Net increase (decrease) in shares outstanding before conversion	(29,936)	(939,384)
Shares issued upon conversion from other share class(es)	54,766	835,407
Shares reacquired upon conversion into other share class(es)	(27,137)	(429,316)

Net increase (decrease) in shares outstanding	(2,307)	$(533,293)

Prudential QMA Large-Cap Core Equity Fund	39

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	33,048	$497,026
Shares issued in reinvestment of dividends and distributions	15,954	235,324
Shares reacquired	(32,007)	(471,704)

Net increase (decrease) in shares outstanding before conversion	16,995	260,646
Shares reacquired upon conversion into other share class(es)	(33,347)	(493,572)

Net increase (decrease) in shares outstanding	(16,352)	$(232,926)

Year ended October 31, 2014:
Shares sold	30,031	$433,740
Shares issued in reinvestment of dividends and distributions	18,185	244,954
Shares reacquired	(33,231)	(475,115)

Net increase (decrease) in shares outstanding before conversion	14,985	203,579
Shares reacquired upon conversion into other share class(es)	(46,418)	(665,515)

Net increase (decrease) in shares outstanding	(31,433)	$(461,936)

Class C
Year ended October 31, 2015:
Shares sold	339,669	$5,033,340
Shares issued in reinvestment of dividends and distributions	194,484	2,870,589
Shares reacquired	(275,243)	(4,084,964)

Net increase (decrease) in shares outstanding before conversion	258,910	3,818,965
Shares reacquired upon conversion into other share class(es)	(62,640)	(935,768)

Net increase (decrease) in shares outstanding	196,270	$2,883,197

Year ended October 31, 2014:
Shares sold	263,378	$3,721,487
Shares issued in reinvestment of dividends and distributions	188,645	2,542,944
Shares reacquired	(239,156)	(3,452,692)

Net increase (decrease) in shares outstanding before conversion	212,867	2,811,739
Shares reacquired upon conversion into other share class(es)	(19,845)	(301,354)

Net increase (decrease) in shares outstanding	193,022	$2,510,385

Class X
Period ended April 11, 2014*:
Shares issued in reinvestment of dividends and distributions	625	$8,598
Shares reacquired	(332)	(4,699)

Net increase (decrease) in shares outstanding before conversion	293	3,899
Shares reacquired upon conversion into Class A	(10,821)	(155,705)

Net increase (decrease) in shares outstanding	(10,528)	$(151,806)

40

Class Z	Shares	Amount
Year ended October 31, 2015:
Shares sold	3,631,013	$59,047,727
Shares issued in reinvestment of dividends and distributions	203,264	3,272,543
Shares reacquired	(1,502,440)	(24,540,455)

Net increase (decrease) in shares outstanding before conversion	2,331,837	37,779,815
Shares issued upon conversion from other share class(es)	100,946	1,639,421
Shares reacquired upon conversion into other share class(es)	(1,655)	(26,727)

Net increase (decrease) in shares outstanding	2,431,128	$39,392,509

Year ended October 31, 2014:
Shares sold	299,016	$4,651,708
Shares issued in reinvestment of dividends and distributions	192,486	2,808,372
Shares reacquired	(285,524)	(4,487,327)

Net increase (decrease) in shares outstanding before conversion	205,978	2,972,753
Shares issued upon conversion from other share class(es)	43,968	716,483

Net increase (decrease) in shares outstanding	249,946	$3,689,236

*	As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended October 31, 2015. The average daily balance for the 6 days the Fund had loans outstanding during the period was $4,214,500, borrowed at a weighted average interest rate of 1.43%. The maximum loan outstanding amount during the period was $5,719,000. At October 31, 2015, the Fund did not have an outstanding loan amount.

Prudential QMA Large-Cap Core Equity Fund	41

Notes to Financial Statements

continued

Note 8. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends and capital gain distributions on December 16, 2015 to shareholders of record on December 17, 2015. The ex-dividend date was December 18, 2015. The per share amounts declared were as follows:

	Ordinary Income	Long-Term Capital Gains
Class A	$0.1382	$0.7184
Class B	$0.0307	$0.7184
Class C	$0.0307	$0.7184
Class Z	$0.1777	$0.7184

Note 9. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

42

Financial Highlights

Class A Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.55	$15.23	$12.70	$11.84	$11.01
Income (loss) from investment operations:
Net investment income	.14	.11	.14	.11	.05
Net realized and unrealized gain on investment transactions	.55	2.46	3.01	1.65	.80
Total from investment operations	.69	2.57	3.15	1.76	.85
Less Dividends and Distributions:
Dividends from net investment income	(.11)	(.13)	(.13)	(.11)	(.02)
Distributions from net realized gains	(1.21)	(1.12)	(.49)	(.79)	-
Total dividends and distributions	(1.32)	(1.25)	(.62)	(.90)	(.02)
Net asset value, end of year	$15.92	$16.55	$15.23	$12.70	$11.84
Total Return(b):	4.20%	18.09%	26.00%	16.16%	7.71%

Ratios/Supplemental Data:
Net assets, end of year (000)	$88,920	$88,561	$81,558	$70,475	$61,961
Average net assets (000)	$90,171	$86,047	$76,459	$65,277	$65,724
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.14%	1.16%	1.20%	1.20%	1.55%
Expenses before waivers and/or expense reimbursement	1.19%	1.21%	1.30%	1.40%	1.69%
Net investment income	.89%	.74%	.99%	.95%	.43%
Portfolio turnover rate	112%	91%	94%	89%	121%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	43

Financial Highlights

continued

Class B Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$15.43	$14.29	$11.96	$11.20	$10.47
Income (loss) from investment operations:
Net investment income (loss)	.02	- (d)	.03	.03	(.03)
Net realized and unrealized gain on investment transactions	.51	2.29	2.84	1.55	.76
Total from investment operations	.53	2.29	2.87	1.58	.73
Less Dividends and Distributions:
Dividends from net investment income	- (d)	(.03)	(.05)	(.03)	-
Distributions from net realized gains	(1.21)	(1.12)	(.49)	(.79)	-
Total dividends and distributions	(1.21)	(1.15)	(.54)	(.82)	-
Net asset value, end of year	$14.75	$15.43	$14.29	$11.96	$11.20
Total Return(b):	3.42%	17.16%	25.02%	15.29%	6.97%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,676	$3,052	$3,275	$3,029	$4,038
Average net assets (000)	$3,018	$3,150	$3,085	$3,496	$4,886
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.89%	1.91%	1.95%	1.95%	2.27%
Expenses before waivers and/or expense reimbursement	1.89%	1.91%	2.00%	2.11%	2.38%
Net investment income (loss)	.15%	- (e)	.25%	.22%	(.28)%
Portfolio turnover rate	112%	91%	94%	89%	121%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) Less than $.005 per share.

(e) Less than .005%.

See Notes to Financial Statements.

44

Class C Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$15.45	$14.30	$11.97	$11.21	$10.48
Income (loss) from investment operations:
Net investment income (loss)	.02	- (d)	.03	.02	(.03)
Net realized and unrealized gain on investment transactions	.51	2.30	2.84	1.56	.76
Total from investment operations	.53	2.30	2.87	1.58	.73
Less Dividends and Distributions:
Dividends from net investment income	- (d)	(.03)	(.05)	(.03)	-
Distributions from net realized gains	(1.21)	(1.12)	(.49)	(.79)	-
Total dividends and distributions	(1.21)	(1.15)	(.54)	(.82)	-
Net asset value, end of year	$14.77	$15.45	$14.30	$11.97	$11.21
Total Return(b):	3.42%	17.21%	24.99%	15.28%	6.97%

Ratios/Supplemental Data:
Net assets, end of year (000)	$38,919	$37,681	$32,128	$20,134	$20,636
Average net assets (000)	$38,738	$35,817	$23,702	$20,445	$22,444
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.89%	1.91%	1.95%	1.95%	2.27%
Expenses before waivers and/or expense reimbursement	1.89%	1.91%	2.00%	2.10%	2.39%
Net investment income (loss)	.14%	(.01)%	.20%	.20%	(.28)%
Portfolio turnover rate	112%	91%	94%	89%	121%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	45

Financial Highlights

continued

Class X Shares
	Period Ended April 11,		Year Ended October 31,
	2014(g)		2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$14.66		$12.25	$11.46	$10.65	$9.40	$8.97
Income (loss) from investment operations:
Net investment income	.06		.15	.11	.05	.06	.12
Net realized and unrealized gain on investment transactions	.69		2.88	1.59	.78	1.24	.40
Total from investment operations	.75		3.03	1.70	.83	1.30	.52
Less Dividends and Distributions:
Dividends from net investment income	(.13)		(.13)	(.12)	(.02)	(.05)	(.10)
Distributions from net realized gains	(1.12)		(.49)	(.79)	-	-	-
Total dividends and distributions	(1.25)		(.62)	(.91)	(.02)	(.05)	(.10)
Capital Contributions (Note 2)	-		-	- (d)	- (d)	- (d)	.01
Net asset value, end of period	$14.16		$14.66	$12.25	$11.46	$10.65	$9.40
Total Return(b):	5.33%		25.99%	16.12%	7.84%	13.91%	6.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$19		$154	$470	$837	$1,394	$2,096
Average net assets (000)	$75		$284	$632	$1,137	$1,689	$2,245
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.19%	(e)	1.20%	1.20%	1.53%	1.43%	1.50%
Expenses before waivers and/or expense reimbursement	1.19%	(e)	1.25%	1.37%	1.63%	2.18%	1.50%
Net investment income	.95%	(e)	1.14%	.97%	.46%	.56%	1.46%
Portfolio turnover rate	91%	(f)(h)	94%	89%	121%	116%	116%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) Less than $.005 per share.

(e) Annualized.

(f) Not annualized.

(g) As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

(h) Calculated as of October 31, 2014.

See Notes to Financial Statements.

46

Class Z Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.86	$15.49	$12.91	$12.03	$11.18
Income (loss) from investment operations:
Net investment income	.18	.16	.17	.15	.07
Net realized and unrealized gain on investment transactions	.55	2.49	3.06	1.67	.83
Total from investment operations	.73	2.65	3.23	1.82	.90
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.16)	(.16)	(.15)	(.05)
Distributions from net realized gains	(1.21)	(1.12)	(.49)	(.79)	-
Total dividends and distributions	(1.35)	(1.28)	(.65)	(.94)	(.05)
Net asset value, end of year	$16.24	$16.86	$15.49	$12.91	$12.03
Total Return(b):	4.41%	18.39%	26.28%	16.41%	8.04%

Ratios/Supplemental Data:
Net assets, end of year (000)	$80,096	$42,134	$34,851	$34,551	$32,419
Average net assets (000)	$57,677	$38,052	$37,799	$32,953	$144,295
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.89%	.91%	.95%	.95%	1.42%
Expenses before waivers and/or expense reimbursement	.89%	.91%	1.00%	1.10%	1.44%
Net investment income	1.12%	.99%	1.25%	1.21%	.58%
Portfolio turnover rate	112%	91%	94%	89%	121%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	47

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential Large Cap Core Equity Fund, a series of Prudential Investment Portfolios 9 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2015

48

Tax Information

We are advising you that during the fiscal year ended October 31, 2015, the Fund reports the maximum amount allowed per share but not less than $1.05 for Class A, B, C and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2015, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential QMA Large-Cap Core Equity Fund	100.00%	99.54%

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2015.

Prudential QMA Large-Cap Core Equity Fund	49

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential QMA Large-Cap Core Equity Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year that each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Richard A. Redeker, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Prudential QMA Large-Cap Core Equity Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential QMA Large-Cap Core Equity Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential QMA Large-Cap Core Equity Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential QMA Large-Cap Core Equity Fund is a series of Prudential Investment Portfolios 9.

Prudential QMA Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund did not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential QMA Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Large-Cap Core Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential QMA Large-Cap Core Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary •
Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential QMA Large-Cap Core Equity Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL QMA LARGE-CAP CORE EQUITY FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PTMAX	PTMBX	PTMCX	PTEZX
CUSIP	74441J100	74441J209	74441J308	74441J407

MF187E    0286112-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL ABSOLUTE RETURN BOND FUND

ANNUAL REPORT • OCTOBER 31, 2015

Objective

To seek positive returns over the long term, regardless of market conditions

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. Prudential Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. ©2015 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Absolute Return Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Absolute Return Bond Fund

Prudential Absolute Return Bond Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	–0.78%	8.17% (3/30/11)
Class C	–1.51	4.63 (3/30/11)
Class Q	–0.47	9.79 (3/30/11)
Class Z	–0.53	9.54 (3/30/11)
BofA ML USD LIBOR 3-Month CM Index	0.26	1.45
Lipper Alternative Credit Focus Funds Average	–1.67	9.37

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Since Inception
Class A	–5.81%	0.52% (3/30/11)
Class C	–2.96	0.82 (3/30/11)
Class Q	–0.95	1.90 (3/30/11)
Class Z	–1.02	1.83 (3/30/11)
BofA ML USD LIBOR 3-Month CM Index	0.25	0.32
Lipper Alternative Credit Focus Funds Average	–2.62	1.77

Average Annual Total Returns (With Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	–5.24%	0.71% (3/30/11)
Class C	–2.48	0.99 (3/30/11)
Class Q	–0.47	2.05 (3/30/11)
Class Z	–0.53	2.00 (3/30/11)

Average Annual Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	–0.78%	1.72% (3/30/11)
Class C	–1.51	0.99 (3/30/11)
Class Q	–0.47	2.05 (3/30/11)
Class Z	–0.53	2.00 (3/30/11)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Absolute Return Bond Fund (Class A shares) with a similar investment in the BofA ML USD LIBOR 3-Month Constant Maturity (CM) Index by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2011) and the account values at the end of the current fiscal year (October 31, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Absolute Return Bond Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	4.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	1%	None	None

Benchmark Definitions

BofA ML USD LIBOR 3-Month CM Index

The BofA Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index (the Index) is an unmanaged index that tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Lipper Alternative Credit Focus Funds Average

The Lipper Alternative Credit Focus Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Alternative Credit Focus Funds category for the periods noted. Funds in the Lipper Average are funds that, by prospectus language, invest in a wide range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

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Distributions and Yields as of 10/31/15
	Total Distributions Paid for 12 Months	SEC 30-Day Subsidized Yield*	SEC 30-Day Unsubsidized Yield**
Class A	$0.24	2.25%	2.05%
Class C	0.16	1.58	1.43
Class Q	0.27	2.67	2.67
Class Z	0.26	2.58	2.44

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Credit Quality expressed as a percentage of total investments as of 10/31/15
AAA	20.0%
AA	5.4
A	10.6
BBB	15.3
BB	27.3
B	8.3
CCC	0.1
Not Rated	8.3
Cash/Cash Equivalents	4.7
Total Investments	100.0%

Source: Prudential Investment Management, Inc. (PIM)

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

Prudential Absolute Return Bond Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Absolute Return Bond Fund’s Class A shares declined –0.78% for the 12-month reporting period that ended October 31, 2015, underperforming the 0.26% gain of the BofA ML USD LIBOR 3-Month Constant Maturity Index (the Index). However, the Fund outperformed the –1.67% decline of the Lipper Alternative Credit Focus Funds Average.

How did the US fixed income market perform?

The broad US fixed income market generated a positive return during the reporting period, with US Treasury securities generally outperforming spread sectors. Spread sectors are commercial mortgage-backed securities, corporate bonds, and other types of debt securities that provide extra yield (spread) over similar-duration US Treasury securities to compensate for the greater credit risk associated with investing in them.

•

In the closing months of 2014, the growing divergence between the monetary policies of the Federal Reserve (Fed) and other global central banks, combined with mounting geopolitical risk in eastern Europe and the Middle East, contributed to a growing sense of unease, increasing risk aversion. Oil prices dropped steeply, raising concern about the health of the global economy. The value of the US dollar surged relative to most world currencies.

•

Investor sentiment improved in the first quarter of 2015, as many of the world’s central banks adopted more dovish stances. Some central banks put anticipated interest rate hikes on hold, while others unexpectedly cut rates—in some cases, dropping them into negative territory. Two of the biggest contributors to the waning sense of risk aversion were the European Central Bank (ECB), which announced a government bond purchase program, and the Fed, which in March pushed back expectations for potential rate hikes.

•

After solid first-quarter performance, the broad fixed income market retreated during the second quarter. Spread sectors were pressured by heavy supply, uncertainty about the timing of Fed action, falling commodity prices, and the resurgence of the Greek debt crisis, which raised questions about Greece’s continued membership in the European Union. The US economic expansion remained on track, although several temporary setbacks in the first quarter led some market participants to revise downward their full-year growth forecasts.

•

In the third quarter, the stresses that had been building ahead of a potential Fed rate hike drove widespread risk aversion. Some of the “risk off” moves were due to existing trends, such as the strengthening US dollar and falling commodity prices, but new issues emerged. The decision of Chinese authorities to devaluate the yuan in August aggravated the already-weak

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market environment, as investors wondered if China’s challenges would lead to a global economic slowdown and even more rapid depreciation of world currencies. In the US, the Fed said it would delay an interest rate hike partly because of global conditions.

•

Spread sectors generated mixed, though generally positive, results during October as China’s central bank announced additional easing measures and market participants contemplated the possibility of more easing by the ECB and the Bank of Japan. Meanwhile, the Fed signaled it might raise interest rates during December.

Which strategies helped the Fund’s performance?

Prudential Fixed Income manages the Fund, which benefited from effective management of duration and yield curve positioning as well as favorable security selection within a number of sectors. The Fund’s sector allocation strategy detracted from relative returns during the reporting period. The Index does not include any bonds but closely tracks the three-month London interbank offered rate (LIBOR), the most widely used benchmark for short-term interest rates.

•

The Fund employs an absolute return strategy that seeks to mitigate (or even eliminate) interest rate risk when appropriate. During the reporting period, the Fund benefited from its strategy to manage duration, which is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years. The Fund maintains an overall duration of less than +/– three years. The longer the duration, the greater the potential risk and reward when interest rates move. The Fund had a long duration bias for most of the period, allowing it to benefit from falling US and global interest rates. More specifically, during the reporting period, the Fund’s active long duration positioning ranged from +0.4 to +1.5 years, ending the period near the shorter end of that range at +0.58 years. A portion of the Fund’s duration was derived from outside the US.

•

Also contributing positively was the Fund’s positioning for flatter yield curves. Yield curves are single line graphs that illustrate the relationship between the yields and maturities of fixed income securities. They are created by plotting the yields of different maturities for the same type of bonds.

•	Security selection among high yield corporate bonds, non-agency mortgage-backed securities, bank loans, and investment-grade corporate bonds also added to returns during the period.

Prudential Absolute Return Bond Fund	7

Strategy and Performance Overview (continued)

Which strategies detracted from the Fund’s performance?

•

Sector allocations detracted from performance. As spread sectors generally underperformed during the period, the Fund’s allocations to investment-grade corporate bonds, emerging markets debt, and high yield corporate bonds hurt results.

•	Security selection among emerging markets debt, as well as positioning in interest rate swaps, also hampered Fund returns.

Did the Fund use derivatives and how did they affect performance?

•

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures and swaps to help manage US and global duration and yield curve exposure. These positions detracted from performance. In addition, the Fund traded foreign exchange derivatives, which had no impact on performance.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2015, at the beginning of the period, and held through the six-month period ended October 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider

Prudential Absolute Return Bond Fund	9

Fees and Expenses (continued)

the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Absolute Return Bond Fund		Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$988.60	1.15%	$5.76
	Hypothetical	$1,000.00	$1,019.41	1.15%	$5.85

Class C	Actual	$1,000.00	$985.00	1.90%	$9.51
	Hypothetical	$1,000.00	$1,015.63	1.90%	$9.65

Class Q	Actual	$1,000.00	$990.20	0.85%	$4.26
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

Class Z	Actual	$1,000.00	$990.00	0.90%	$4.51
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2015, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annual expense ratios for the 12-month period ended October 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.24%	1.15%
C	1.97	1.90
Q	0.85	0.85
Z	0.97	0.90

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Absolute Return Bond Fund	11

Portfolio of Investments

as of October 31, 2015

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 95.8%

ASSET-BACKED SECURITIES 35.0%

Collateralized Debt Obligation 0.1%
Landmark VIII CDO Ltd. (Cayman Islands), Series 2006-8A, Class A2, 144A	0.645%(a)	10/19/20	2,500	$2,450,362

Collateralized Loan Obligations 15.0%
A Voce CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1A, 144A	1.771(a)	07/15/26	13,250	13,143,667
Series 2014-1A, Class A2A, 144A	2.321(a)	07/15/26	8,500	8,284,154
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.497(a)	04/20/25	6,050	5,969,821
AIMCO CLO (Cayman Islands),
Series 2014-AA, Class B1, 144A	2.317(a)	07/20/26	5,000	4,950,656
Series 2014-AA, Class B2, 144A	4.580	07/20/26	1,000	984,031
ALM Loan Funding CLO (Cayman Islands), Series 2014-14A, Class A2, 144A	2.423(a)	07/28/26	500	494,251
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1, 144A	1.476(a)	07/13/25	8,600	8,482,262
Series 2014-5A, Class A, 144A	1.921(a)	10/15/26	24,750	24,599,107
Atlas Senior Loan Fund CLO Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	1.861(a)	10/15/26	250	248,004
Babson CLO Ltd. (Cayman Islands), Series 2013-IA, Class A, 144A	1.417(a)	04/20/25	2,070	2,034,515
Ballyrock CLO LLC (Cayman Islands), Series 2013-1A, Class A, 144A	1.513(a)	05/20/25	9,800	9,573,331
Battalion CLO IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.720(a)	10/22/25	5,450	5,405,169
Battalion CLO VII Ltd. (Cayman Islands), Series 2014-7A, Class A1, 144A	1.915(a)	10/17/26	12,500	12,422,746
Battalion CLO VIII Ltd. (Cayman Islands), Series 2015-8A, Class A1, 144A	1.845(a)	04/18/27	12,500	12,422,809
Benefit Street Partners CLO II Ltd. (Cayman Islands),
Series 2013-IIA, Class A1, 144A	1.521(a)	07/15/24	11,200	11,031,537
Series 2013-IIA, Class A2B, 144A	3.339	07/15/24	10,000	9,694,917
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1, 144A	1.465(a)	04/17/25	10,300	10,155,866
Series 2013-1A, Class B1, 144A	2.065(a)	04/17/25	5,250	5,175,278
Series 2013-1A, Class B2, 144A	3.020	04/17/25	6,200	5,924,894

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	13

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Carlyle Global Market Strategies CLO, Series 2012-4A, Class B1, 144A	2.537%(a)	01/20/25	3,500	$3,512,716
Cavalry CLO II (Cayman Islands), Series 2013-2A, Class A, 144A	1.665(a)	01/17/24	4,200	4,146,762
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A	1.771(a)	07/15/26	7,600	7,449,080
Flatiron CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.715(a)	01/17/26	4,500	4,445,003
Galaxy CLO Ltd. (Cayman Islands), Series 2014-18A, Class A, 144A	1.791(a)	10/15/26	23,800	23,549,893
ICG US CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1B, 144A	3.280	01/25/27	11,000	10,906,310
ING Investment Management CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1, 144A	1.461(a)	04/15/24	1,600	1,580,953
Series 2013-2A, Class A1, 144A	1.470(a)	04/25/25	1,000	988,262
Series 2013-2A, Class A2B, 144A	3.070	04/25/25	2,000	1,913,567
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	1.861(a)	04/15/27	12,000	11,929,361
KVK CLO Ltd. (Cayman Islands), Series 2014-3A, Class B, 144A	2.421(a)	10/15/26	7,250	7,097,626
Limerock CLO II Ltd. (Cayman Islands), Series 2014-2A, Class A, 144A	1.817(a)	04/18/26	2,000	1,983,401
Magnetite IX CLO Ltd. (Cayman Islands),
Series 2014-9A, Class A1, 144A	1.740(a)	07/25/26	5,000	4,939,362
Magnetite XI CLO Ltd. (Cayman Islands),
Series 2014-11A, Class A1, 144A	1.767(a)	01/18/27	5,750	5,680,990
Neuberger Berman CLO XII Ltd. (Cayman Islands), Series 2012-12A, Class BR, 144A	2.420(a)	07/25/23	2,250	2,244,907
Ocean Trails CLO IV (Cayman Islands), Series 2013-4A, Class A, 144A	1.614(a)	08/13/25	9,900	9,734,217
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-2A, Class A1A, 144A	1.786(a)	07/20/27	12,000	11,974,766
Race Point VIII CLO Ltd. (Cayman Islands), Series 2013-8A, Class A, 144A	1.583(a)	02/20/25	1,000	984,717
Regatta III Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	1.841(a)	04/15/26	1,500	1,492,716

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Shackleton VI CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1, 144A	1.795%(a)	07/17/26	19,500	$19,381,951
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.371(a)	04/15/25	10,400	10,207,002
Silver Spring CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	1.771(a)	10/15/26	2,750	2,692,617
Sound Point CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	3.017(a)	10/20/23	550	550,062
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2013-2A, Class A1, 144A	1.765(a)	01/18/26	4,750	4,715,705
Treman Park CLO LLC (Cayman Islands), Series 2015-1A, Class A, 144A	1.817(a)	04/20/27	16,750	16,649,760
Vibrant CLO Ltd. (Cayman Islands), Series 2015-3A, Class A1, 144A	1.947(a)	04/20/26	28,000	27,774,244
Voya CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1, 144A	1.740(a)	07/25/26	8,000	7,932,017

				357,454,982

Non-Residential Mortgage-Backed Securities 2.7%
Hertz Corp., Series 2015-1A, Class A(c)	2.730	03/25/21	14,600	14,607,300
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A, 144A	1.754(a)	05/05/27	15,250	15,104,873
OZLM Funding IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.470(a)	07/22/25	4,200	4,148,832
Sierra Timeshare Receivables Funding LLC, Series 2012-3A, Class A, 144A	1.870	08/20/29	226	225,222
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	2.971(a)	08/17/22	250	250,567
Springleaf Funding Trust,
Series 2015-AA, Class A, 144A	3.160	11/15/24	20,075	20,225,103
Series 2015-AA, Class B, 144A	3.620	11/15/24	3,430	3,431,896
Series 2015-AA, Class C, 144A	5.040	11/15/24	6,000	6,115,635

				64,109,428

Residential Mortgage-Backed Securities 17.2%
Accredited Mortgage Loan Trust,
Series 2004-3, Class 2A2	1.397(a)	10/25/34	4,256	4,239,761
Series 2004-3, Class 2A5	1.277(a)	10/25/34	2,176	2,057,649
Series 2005-3, Class M1	0.640(a)	09/25/35	2,000	1,959,387

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	15

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
ACE Securities Corp. Home Equity Loan Trust, Series 2004-FM1, Class M1	1.097%(a)	09/25/33	632	$592,923
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-4, Class A1	0.917(a)	10/25/34	2,087	2,053,979
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-1, Class M1	1.547(a)	02/25/33	2,248	2,124,735
Series 2003-10, Class AV1	0.957(a)	12/25/33	4,760	4,627,846
Series 2005-R10, Class A2C	0.527(a)	01/25/36	547	537,628
Amortizing Residential Collateral Trust, Series 2002-BC8, Class A3	1.197(a)	11/25/32	996	964,632
Argent Securities, Inc.,
Series 2003-W5, Class M1	1.247(a)	10/25/33	65	63,709
Series 2003-W7, Class M1	1.232(a)	03/25/34	1,584	1,549,625
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-W8, Class M1	1.247(a)	12/25/33	1,079	1,021,271
Series 2003-W9, Class M1	1.232(a)	01/25/34	2,655	2,468,725
Series 2004-W6, Class AF	4.123(a)	05/25/34	303	307,300
Series 2004-W6, Class AV5	0.997(a)	05/25/34	587	548,025
Asset Backed Funding Certificates, Series 2004-OPT5, Class A1	0.897(a)	06/25/34	1,578	1,468,631
Asset-Backed Pass-Through Certificates, Series 2004-R2, Class A1A	0.887(a)	04/25/34	3,685	3,625,131
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2003-HE6, Class A2	0.877(a)	11/25/33	1,758	1,658,484
Series 2003-HE6, Class A3B	1.157(a)	11/25/33	3,546	3,171,792
Series 2004-HE3, Class M1	1.007(a)	06/25/34	3,633	3,398,953
Series 2004-HE6, Class A2	0.917(a)	09/25/34	1,492	1,473,814
Series 2005-HE1, Class M1	0.947(a)	03/25/35	6,032	5,802,040
Bayview Opportunity Master Fund liib NPL Trust, Series 2015-NPLA, Class A, 144A	3.721(a)	07/28/35	13,077	13,116,540
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-FR2, Class M2	1.217(a)	06/25/34	1,100	995,907
Series 2004-HE11, Class M2	1.772(a)	12/25/34	5,913	5,827,299
Bear Stearns Asset-Backed Securities Trust,
Series 2002-2, Class A1	0.857(a)	10/25/32	1,904	1,808,450
Series 2003-3, Class A2	1.377(a)	06/25/43	184	175,292

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Bear Stearns Asset-Backed Securities Trust, (Continued)
Series 2003-HE1, Class M1	1.292%(a)	01/25/34	2,418	$2,337,098
Series 2004-HE5, Class M1	1.052(a)	07/25/34	5,039	4,799,862
Chase Funding Trust,
Series 2002-3, Class 2A1	0.837(a)	08/25/32	233	212,877
Series 2003-4, Class 1A5	5.416	05/25/33	1,102	1,136,543
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-OPT1, Class M1	0.827(a)	02/25/35	317	305,472
Series 2005-WF1, Class A5	5.010(a)	11/25/34	262	268,865
Countrywide Asset-Backed Certificates,
Series 2003-BC4, Class M1	1.247(a)	07/25/33	408	385,641
Series 2004-1, Class M1	0.947(a)	03/25/34	251	240,069
Series 2004-3, Class 1A	0.617(a)	08/25/34	8,662	7,949,564
Series 2004-6, Class 1A1	0.737(a)	12/25/34	2,463	2,332,378
Series 2004-BC4, Class M1	1.247(a)	11/25/34	1,151	1,090,374
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB3, Class AF1	3.379(a)	12/25/32	209	203,368
Series 2003-CB5, Class M1	1.217(a)	11/25/33	201	190,916
Series 2004-CB1, Class AF1	4.520	10/25/32	1,974	1,966,480
Encore Credit Receivables Trust, Series 2005-2, Class M2	0.887(a)	11/25/35	3,075	3,003,496
EquiFirst Mortgage Loan Trust, Series 2005-1, Class M2	0.872(a)	04/25/35	1,531	1,487,209
Fannie Mae Connecticut Avenue Securities,
Series 2015-C01, Class 1M1	1.697(a)	02/25/25	2,972	2,978,409
Series 2015-C03, Class 1M2	5.197(a)	07/25/25	5,400	5,379,748
Finance America Mortgage Loan Trust,
Series 2003-1, Class M1	1.247(a)	09/25/33	2,849	2,624,783
Series 2004-2, Class M1	1.022(a)	08/25/34	8,444	7,835,614
First Franklin Mortgage Loan Trust,
Series 2004-FF5, Class A2	0.957(a)	08/25/34	1,784	1,650,228
Series 2005-FF3, Class M3	0.917(a)	04/25/35	6,500	6,318,096
First NLC Trust, Series 2005-2, Class M1	0.677(a)	09/25/35	1,336	1,309,848
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3	3.497(a)	10/25/27	2,000	1,893,420
Fremont Home Loan Trust, Series 2004-4, Class M1	0.992(a)	03/25/35	2,512	2,342,268

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	17

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
GSAMP Trust,
Series 2003-HE2, Class A1A, 144A	0.797%(a)	08/25/33	1,241	$1,148,428
Series 2004-AR1, Class A2B	1.397(a)	06/25/34	1,422	1,403,544
Series 2004-FM1, Class M1	1.172(a)	11/25/33	383	370,718
Series 2004-FM2, Class M1	0.947(a)	01/25/34	2,418	2,313,242
Series 2004-NC2, Class A1B	1.097(a)	10/25/34	1,787	1,663,566
GSMSC Resecuritization Trust,
Series 2015-3R, Class 1A1, 144A	0.334(a)	01/26/37	5,677	5,434,828
Series 2015-3R, Class 1A2, 144A	0.334(a)	01/26/37	1,670	1,318,308
Series 2015-3R, Class 2A1, 144A	0.334(a)	10/26/36	6,125	5,755,159
Series 2015-3R, Class 2A2, 144A	0.334(a)	10/26/36	1,400	996,766
Series 2015-4R, Class A1, 144A	0.334(a)	03/26/37	12,570	11,856,350
Series 2015-4R, Class A2, 144A	0.334(a)	03/26/37	2,702	2,050,113
Home Equity Asset Trust,
Series 2003-6, Class M1	1.247(a)	02/25/34	1,548	1,461,883
Series 2004-3, Class M1	1.052(a)	08/25/34	1,739	1,657,581
Series 2004-7, Class A2	1.037(a)	01/25/35	1,050	996,664
HSBC Home Equity Loan Trust U.S.A., Series 2007-3, Class A4	1.694(a)	11/20/36	1,020	1,021,275
JPMorgan Mortgage Acquisition Corp., Series 2005-OPT2, Class M1	0.627(a)	12/25/35	916	855,994
Long Beach Mortgage Loan Trust,
Series 2003-4, Class AV1	0.817(a)	08/25/33	1,464	1,358,770
Series 2004-2, Class A1	0.637(a)	06/25/34	985	916,710
LSTAR Securities Investment Trust,
Series 2014-1, Class NOTE, 144A	3.293(a)	09/01/21	11,339	11,393,634
Series 2014-2, Class A, 144A	2.193(a)	12/01/21	9,398	9,358,142
Series 2015-1, Class A, 144A	2.193(a)	01/01/20	14,041	13,896,573
Series 2015-2, Class A, 144A	2.193(a)	01/01/20	12,989	12,917,541
Series 2015-3, Class A, 144A	2.193(a)	03/01/20	11,079	11,002,970
Series 2015-4, Class A1, 144A	2.193(a)	04/01/20	2,921	2,868,602
Series 2015-5, Class A1, 144A	2.193(a)	04/01/20	4,861	4,845,920
Series 2015-6, Class A, 144A	2.193(a)	05/01/20	16,599	16,466,464
Series 2015-8, Class A2, 144A	3.693(a)	08/01/20	7,500	7,331,015
Series 2015-9, Class A1, 144A	2.193(a)	10/01/20	5,010	4,939,860
Mastr Asset-Backed Securities Trust,
Series 2003-OPT1, Class M2	2.972(a)	12/25/32	2,553	2,560,718
Series 2003-WMC2, Class M2	2.672(a)	08/25/33	1,370	1,345,291
Series 2005-NC1, Class M1	0.917(a)	12/25/34	8,247	7,519,225

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Merrill Lynch Mortgage Investors Trust, Series 2002-HE1, Class A1	1.197%(a)	08/25/32	4,130	$3,987,388
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE3, Class M1	1.217(a)	10/25/33	5,322	4,966,581
Series 2003-NC6, Class M1	1.397(a)	06/25/33	962	937,618
Series 2003-NC8, Class M1	1.247(a)	09/25/33	867	821,305
Series 2003-NC10, Class M1	1.217(a)	10/25/33	1,197	1,128,884
Series 2004-HE3, Class M1	1.052(a)	03/25/34	856	810,570
Series 2004-HE4, Class M1	1.097(a)	05/25/34	7,008	6,656,916
Series 2004-HE5, Class M1	1.142(a)	06/25/34	1,231	1,157,467
Series 2004-NC3, Class M1	0.992(a)	03/25/34	3,042	2,892,227
Series 2004-NC5, Class M1	1.097(a)	05/25/34	388	354,997
Series 2004-NC6, Class M1	1.097(a)	07/25/34	2,466	2,328,668
Series 2004-OP1, Class M1	1.067(a)	11/25/34	1,941	1,775,278
Series 2004-WMC1, Class M1	1.127(a)	06/25/34	195	188,577
Morgan Stanley Home Equity Loan Trust, Series 2006-1, Class A2C	0.527(a)	12/25/35	311	299,750
New Century Home Equity Loan Trust, Series 2005-3, Class M2	0.687(a)	07/25/35	1,500	1,450,104
Option One Mortgage Accep Corp. Asset-Backed Certificates,
Series 2003-3, Class A1	0.777(a)	06/25/33	2,109	1,980,350
Series 2003-4, Class A2	0.837(a)	07/25/33	905	844,158
Option One Mortgage Loan Trust,
Series 2004-1, Class M1	1.097(a)	01/25/34	2,199	2,047,181
Series 2005-1, Class A4	0.997(a)	02/25/35	566	554,950
Series 2005-3, Class M1	0.667(a)	08/25/35	1,861	1,844,872
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-WCH1, Class M3	1.037(a)	01/25/36	1,500	1,429,730
Series 2005-WCW1, Class M1	0.647(a)	09/25/35	2,074	2,059,838
RAMP Trust,
Series 2005-EFC2, Class M3	0.687(a)	07/25/35	3,207	3,137,199
Series 2005-EFC3, Class M3	0.687(a)	08/25/35	1,722	1,665,734
RASC Trust,
Series 2005-KS3, Class M4	0.902(a)	04/25/35	2,000	1,984,201
Series 2005-KS8, Class M1	0.607(a)	08/25/35	32	32,449
Series 2005-KS11, Class M1	0.597(a)	12/25/35	800	762,377

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	19

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Saxon Asset Securities Trust, Series 2005-3, Class M1	0.657%(a)	11/25/35	1,123	$1,107,000
Securitized Asset-Backed Receivables LLC Trust,
Series 2004-NC1, Class M1	0.977(a)	02/25/34	1,760	1,635,590
Series 2004-OP1, Class M1	0.962(a)	02/25/34	5,671	5,326,012
Specialty Underwriting & Residential Finance Trust,
Series 2003-BC4, Class M1	1.097(a)	11/25/34	2,197	2,037,634
Series 2004-BC2, Class M1	1.022(a)	05/25/35	3,508	3,273,750
Series 2004-BC3, Class M1	1.127(a)	07/25/35	2,024	1,930,922
Series 2004-BC4, Class A2C	1.177(a)	10/25/35	1,526	1,475,083
Structured Asset Investment Loan Trust,
Series 2004-1, Class A3	0.997(a)	02/25/34	3,928	3,738,717
Series 2004-8, Class A8	1.197(a)	09/25/34	2,123	2,091,735
Series 2004-9, Class A7	1.197(a)	10/25/34	4,608	4,544,284
Series 2004-BNC1, Class A2	1.197(a)	09/25/34	4,240	4,091,972
Series 2005-3, Class M2	0.857(a)	04/25/35	2,000	1,912,113
Series 2005-4, Class M2	0.857(a)	05/25/35	3,179	3,161,331
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-WF4, Class M1	0.597(a)	11/25/35	210	207,226
Series 2005-WF4, Class M2	0.627	11/25/35	950	920,658
Volt XXVII LLC, Series 2014-NPL7, Class A1, 144A	3.375	08/27/57	4,628	4,618,674
Volt XXX LLC, Series 2015-NPL1, Class A1, 144A	3.625	10/25/57	10,838	10,820,501
Volt XXXI LLC, Series 2015-NPL2, Class A1, 144A	3.375	02/25/55	10,138	10,100,969
Volt XXXIII LLC, Series 2015-NPL5, Class A1, 144A	3.500(a)	03/25/55	5,338	5,290,919
Volt XXXIV LLC, Series 2015-NPL7, Class A1, 144A	3.250	02/25/55	9,000	8,920,158
Volt XXXVI LLC, Series 2015-NP10, Class A1, 144A	3.625	07/25/45	9,103	9,057,678

				411,270,303

TOTAL ASSET-BACKED SECURITIES (cost $835,376,149)				835,285,075

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
BANK LOANS(a) 4.1%

Aerospace & Defense
Wesco Aircraft Hardware Corp.	2.700%	12/07/17		755	$749,863

Airlines 0.1%
United Airlines	3.250	04/01/19		1,292	1,284,608

Automotive 0.1%
Chrysler Group LLC	3.250	12/31/18		2,462	2,451,054
Chrysler Group LLC	3.500	05/24/17		80	79,682

					2,530,736

Brokerage 0.1%
LPL Holdings, Inc.	3.250	03/29/19		1,466	1,454,712

Cable 0.2%
CSC Holdings LLC	2.827	04/17/20		1,966	1,960,111
Intelsat Jackson Holdings SA (Luxembourg)	3.750	06/30/19		949	918,756
Virgin Media Investment Holdings Ltd. (United Kingdom)	3.500	06/30/23		1,010	1,001,933

					3,880,800

Capital Goods 0.3%
ADS Waste Holdings, Inc.	3.750	10/09/19		1,412	1,392,525
OGF SA, Private Placement	3.750	10/30/20	EUR	2,781	3,059,271
RBS Global, Inc./Rexnord LLC	4.000	08/21/20		3,430	3,386,511

					7,838,307

Chemicals 0.2%
Axalta Coating Systems US Holdings	3.750	02/01/20		1,799	1,792,653
CeramTec GmbH (Germany)	4.250	08/30/20	EUR	1,700	1,868,237
Macdermid, Inc.	4.500	06/08/20		978	943,288
OXEA Finance & Cy SCA (Luxembourg)	4.500	01/15/20	EUR	1,306	1,375,465

					5,979,643

Consumer 0.3%
Motor Fuel Group (United Kingdom)	6.000	07/15/22	GBP	3,000	4,532,281
Seaworld Parks & Entertainment, Inc.	3.000	05/14/20		2,123	1,986,652

					6,518,933

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	21

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Electric 0.1%
Calpine Construction Finance Co. LP	3.000%	05/04/20	513	$498,915
Calpine Corp.	4.000	10/09/19	485	485,135
NRG Energy, Inc.	2.750	07/01/18	1,699	1,648,965

				2,633,015

Food & Beverage 0.5%
Albertsons Holdings LLC	5.000	08/23/19	8,080	8,069,900
B.C. Unlimited Liability Co.	3.750	12/10/21	1,931	1,929,486
Pinnacle Foods Finance LLC	3.000	04/29/20	1,656	1,652,952

				11,652,338

Gaming 0.1%
CCM Merger, Inc.	4.500	08/06/21	332	331,279
MGM Resorts International	3.095	12/20/17	1,459	1,453,645

				1,784,924

Healthcare & Pharmaceutical 0.8%
Catalent Pharma Solutions, Inc.	4.250	05/20/21	565	563,631
CHS Community Health Systems, Inc.	2.575	01/25/19	4,375	4,331,250
CHS Community Health Systems, Inc.	3.575	12/31/18	2,065	2,055,196
CHS Community Health Systems, Inc.	3.750	12/31/19	126	125,419
CHS Community Health Systems, Inc.	4.000	01/27/21	232	230,767
Grifols Worldwide OPS Ltd.	3.326	02/26/21	3,334	3,323,679
Mallinckrodt International Finance (Luxembourg)	3.500	03/19/21	3,020	2,884,462
Ortho Clinical Diagnostics, Inc.	4.750	06/30/21	2,222	2,187,991
Valeant Pharmaceuticals International, Inc.	3.750	08/05/20	2,000	1,854,000
Valeant Pharmaceuticals International, Inc.	4.000	04/01/22	2,488	2,306,268

				19,862,663

Lodging 0.2%
Hilton Worldwide Finance LLC	3.500	10/26/20	3,883	3,888,666

Media & Entertainment 0.3%
CBS Outdoor Americas CAP LLC	3.000	02/01/21	3,375	3,355,314
Entravision Communications Corp.	3.500	05/29/20	900	885,750
Nielsen Finance LLC	2.446	05/30/17	2,970	2,963,829

				7,204,893

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
BANK LOANS(a) (Continued)

Packaging
Berry Plastics Group, Inc.	3.750%	01/06/21		908	$907,105

Retailers 0.1%
Douglas Holdings AG (Germany)	6.000	08/13/22	EUR	2,000	2,208,579

Technology 0.6%
Avago Technologies Finance Pte Ltd. (Indonesia)	3.750	05/06/21		180	179,927
BMC Software Finance, Inc.	5.000	09/10/20		2,221	1,994,674
CDW Corp.	3.250	04/29/20		1,219	1,214,527
First Data Corp.	3.697	03/26/18		141	139,763
First Data Corp.	3.827	09/24/18		225	223,453
Freescale Semiconductor, Inc.	4.250	02/28/20		98	97,414
Interactive Data Corp.	4.750	05/03/21		2,891	2,887,737
NXP BV (Netherlands)	3.250	01/10/20		417	410,426
TransUnion LLC/TransUnion Financing Corp.	3.500	04/09/21		2,756	2,718,332
Vantiv LLC	2.327	06/13/19		938	926,562
Vantiv LLC	3.750	06/11/21		3,632	3,635,182

					14,427,997

Telecommunications 0.1%
Level 3 Finance, Inc.	4.000	01/15/20		500	501,094
SBA Senior Finance II, LLC	3.250	03/24/21		2,716	2,692,287

					3,193,381

TOTAL BANK LOANS (cost $100,375,102)					98,001,163

COMMERCIAL MORTGAGE-BACKED SECURITIES 5.8%
Banc of America Commercial Mortgage Trust,
Series 2006-6, Class A2	5.309	10/10/45		36	36,376
Series 2006-6, Class A4	5.356	10/10/45		2,988	3,040,356
Series 2007-2, Class A1A	5.569(a)	04/10/49		1,990	2,081,229
Series 2007-2, Class A3	5.593(a)	04/10/49		68	68,489
Series 2007-5, Class A1A	5.361	02/10/51		2,016	2,128,630
CD Commercial Mortgage Trust, Series 2007-CD4, Class AMFX	5.366(a)	12/11/49		8,600	8,842,557
COMM Mortgage Trust,
Series 2012-CR1, Class A3	3.391	05/15/45		15	15,655
Series 2012-CR1, Class XA, IO	2.083(a)	05/15/45		14,332	1,296,651
Series 2012-CR5, Class A3	2.540	12/10/45		1,000	986,643

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	23

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
COMM Mortgage Trust, (Continued)
Series 2013-CR7, Class A3	2.929%	03/10/46	265	$266,866
Series 2014-KYO, Class XCP, IO, 144A	0.969(a)	06/11/27	71,488	79,401
Series 2014-UBS2, Class XB, IO, 144A	0.139(a)	03/10/47	171,811	1,956,103
Series 2014-UBS3, Class A3	3.546	06/10/47	8,600	8,883,009
Series 2014-UBS4, Class A4	3.420	08/10/47	7,100	7,254,225
Series 2015-LC19, Class XB, 144A, IO	0.269(a)	02/10/48	123,049	2,709,637
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1A	6.028(a)	12/10/49	1,260	1,349,409
Credit Suisse Commercial Mortgage Trust,
Series 2006-C1, Class AM	5.472(a)	02/15/39	1,014	1,017,811
Series 2006-C3, Class A1A	5.824(a)	06/15/38	704	718,028
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class XB, IO	0.258(a)	04/15/50	66,743	1,474,353
FHLMC Multifamily Structured Pass-Through Certificates,
Series K007, Class X1, IO	1.168(a)	04/25/20	5,111	195,116
Series K008, Class X1, IO	1.647(a)	06/25/20	22,320	1,255,084
Series K010, Class X1, IO	0.326(a)	10/25/20	21,554	229,116
Series K018, Class X1, IO	1.430(a)	01/25/22	16,234	1,132,574
Series K020, Class X1, IO	1.456(a)	05/25/22	21,184	1,633,167
Series K021, Class X1, IO	1.495(a)	06/25/22	4,366	350,182
Series K025, Class X1, IO	0.895(a)	10/25/22	96,451	4,845,582
Series K501, Class X1A, IO	1.606(a)	08/25/16	284	2,060
Series K710, Class X1, IO	1.773(a)	05/25/19	484	25,562
Series K711, Class X1, IO	1.701(a)	07/25/19	3,894	202,387
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A4	5.385(a)	11/10/45	189	188,314
GE Commercial Mortgage Corp., Series 2007-C1, Class AAB	5.477	12/10/49	13	12,891
GS Mortgage Securities Corp. II,
Series 2013-GC10, Class XB, IO, 144A	0.496(a)	02/10/46	103,126	3,559,445
Series 2014-GC20, Class XB, IO	0.338(a)	04/10/47	28,307	924,226
GS Mortgage Securities Trust, Series 2013-GC12, Class XB, IO	0.543(a)	06/10/46	37,400	1,371,791
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21, Class XB, IO	0.320(a)	08/15/47	45,056	1,268,912
Series 2015-C27, Class XB, IO	0.447(a)	02/15/48	52,766	1,964,325
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2012-LC9, Class A3	2.475	12/15/47	1,000	1,005,223

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMorgan Chase Commercial Mortgage Securities Corp., (Continued)
Series 2012-LC9, Class A4	2.611%	12/15/47	1,700	$1,685,432
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2004-CBX, Class AJ	4.951(a)	01/12/37	74	74,060
Series 2005-LDP2, Class AJ	4.842(a)	07/15/42	123	122,526
Series 2006-CB14, Class AM	5.492(a)	12/12/44	1,000	1,002,783
Series 2007-CB20, Class A4	5.794(a)	02/12/51	54	56,910
Series 2007-LD11, Class A3	5.774(a)	06/15/49	172	173,460
Series 2007-LD11, Class A4	5.774(a)	06/15/49	1,109	1,146,643
Series 2007-LD12, Class A3	5.937(a)	02/15/51	71	70,695
Series 2011-C3, Class A2, 144A	3.673	02/15/46	223	226,181
Series 2013-C13, Class A3	3.525	01/15/46	4,630	4,831,391
Series 2013-LC11, Class A3	2.592	04/15/46	5,000	5,030,429
Series 2013-LC11, Class XB, IO	0.583(a)	04/15/46	34,956	1,298,093
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2	5.300	11/15/38	84	84,308
Merrill Lynch Mortgage Trust,
Series 2005-LC1, Class AM	5.301(a)	01/12/44	102	101,986
Series 2006-C1, Class AM	5.674(a)	05/12/39	30	30,373
Series 2007-C1, Class A3	5.837(a)	06/12/50	131	130,755
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class AM	5.886(a)	06/12/46	100	101,871
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class XB, IO, 144A	0.245(a)	08/15/45	65,968	1,158,873
Series 2013-C7, Class A3	2.655	02/15/46	3,000	2,992,398
Series 2013-C8, Class A3	2.863	12/15/48	6,900	6,889,593
Series 2013-C8, Class XB, IO, 144A	0.497(a)	12/15/48	68,276	2,073,542
Series 2013-C9, Class A3	2.834	05/15/46	5,400	5,397,634
Morgan Stanley Capital I Trust,
Series 2006-HQ9, Class AM	5.773(a)	07/12/44	200	204,459
Series 2007-HQ11, Class A31	5.439	02/12/44	17	17,301
Series 2007-IQ13, Class A1A	5.312	03/15/44	229	236,625
Series 2007-IQ14, Class AAB	5.654(a)	04/15/49	101	102,010
Series 2015-XLF1, Class B, 144A	1.943(a)	08/14/31	8,400	8,363,164
Series 2015-XLF1, Class XCP, 144A, IO	1.466(a)	08/14/31	189,839	1,771,196

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	25

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class A3	2.533%	12/10/45	2,800	$2,832,039
Series 2013-C5, Class A3	2.920	03/10/46	6,400	6,420,022
Series 2013-C6, Class XB, IO, 144A	0.404(a)	04/10/46	140,883	3,909,898
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C31, Class A4	5.509	04/15/47	2,500	2,610,137
Series 2007-C31, Class A5	5.500	04/15/47	3,415	3,567,777
Series 2007-C32, Class A1A	5.713(a)	06/15/49	2,014	2,117,341
Series 2007-C33, Class A4	5.952(a)	02/15/51	238	248,030
Series 2007-C34, Class A1A	5.608(a)	05/15/46	5,743	6,023,672

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $139,405,068)				137,474,992

CORPORATE BONDS 43.3%

Aerospace & Defense
Harris Corp., Sr. Unsec’d. Notes	3.832	04/27/25	800	790,590

Agriculture 0.2%
Altria Group, Inc.,
Gtd. Notes(b)	4.000	01/31/24	1,550	1,630,927
Gtd. Notes	9.950	11/10/38	314	511,428
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050	02/11/18	925	925,274
Reynolds American, Inc.,
Gtd. Notes	6.750	06/15/17	115	123,919
Gtd. Notes, 144A	2.300	08/21/17	475	481,522
Gtd. Notes, 144A(b)	3.500	08/04/16	235	238,683

				3,911,753

Airlines 0.5%
American Airlines, Pass-Through Trust, Series 2013-1, Class A, Pass Through Certificates	4.000	07/15/25	3,233	3,297,210
Continental Airlines, Inc., Pass-Through Trust,
Series 2007-1, Class A, Pass-Through Certificates	5.983	04/19/22	964	1,070,336
Series 2012-2, Class A, Pass-Through Certificates	4.000	10/29/24	112	114,925
Series 2012-3, Class C, Pass-Through Certificates	6.125	04/29/18	3,000	3,091,200

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Airlines (cont’d.)
Delta Air Lines, Inc., Pass-Through Trust,
Series 2007-1, Class A, Pass-Through Certificates(b)	6.821%	08/10/22	837	$974,888
Series 2011-1, Class A, Pass-Through Certificates	5.300	04/15/19	78	82,546
United Airlines, Inc., Pass-Through Trust, Series 2013-1, Class A, Pass-Through Certificates(b)	4.300	08/15/25	2,332	2,414,000

				11,045,105

Auto Manufacturers 1.1%
Chrysler Group LLC/CG Co-Issuer Inc., Sec’d. Notes	8.250	06/15/21	2,800	2,996,000
Ford Motor Co., Sr. Unsec’d. Notes(b)	4.750	01/15/43	1,670	1,655,028
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes(b)	2.375	01/16/18	650	653,409
Sr. Unsec’d. Notes(b)	2.597	11/04/19	7,050	6,989,419
Sr. Unsec’d. Notes	3.000	06/12/17	410	416,346
Sr. Unsec’d. Notes(b)	4.207	04/15/16	200	202,702
Sr. Unsec’d. Notes	4.250	02/03/17	6,470	6,661,092
General Motors Co.,
Sr. Unsec’d. Notes(b)	4.875	10/02/23	2,000	2,098,210
Sr. Unsec’d. Notes(b)	6.250	10/02/43	2,230	2,462,359
General Motors Financial Co., Inc.,
Gtd. Notes	3.250	05/15/18	575	581,989
Gtd. Notes	4.250	05/15/23	575	584,436

				25,300,990

Auto Parts & Equipment 0.7%
Dana Holding Corp.,
Sr. Unsec’d. Notes(b)	5.375	09/15/21	750	765,000
Sr. Unsec’d. Notes(b)	6.750	02/15/21	1,925	2,002,000
Johnson Controls, Inc., Sr. Unsec’d. Notes	4.250	03/01/21	3,090	3,220,670
Lear Corp.,
Gtd. Notes(b)	5.250	01/15/25	5,375	5,482,500
Gtd. Notes	5.375	03/15/24	1,410	1,462,875
Meritor, Inc., Gtd. Notes(b)	6.250	02/15/24	4,150	3,963,250

				16,896,295

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	27

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks 7.0%
Banco de Credito del Peru (Peru), Sr. Unsec’d. Notes, 144A	4.250%	04/01/23	263	$265,630
Bank of America Corp.,
Jr. Sub. Notes(b)	5.125(a)	12/31/49	2,175	2,131,500
Jr. Sub. Notes(b)	6.100(a)	12/31/49	11,735	11,867,019
Jr. Sub. Notes	8.000(a)	12/29/49	3,190	3,325,894
Jr. Sub. Notes	8.125(a)	12/29/49	1,000	1,041,340
Sr. Unsec’d. Notes, MTN	5.000	01/21/44	280	297,029
Sr. Unsec’d. Notes, MTN	5.875	02/07/42	385	453,584
Sub. Notes, MTN	4.200	08/26/24	2,825	2,840,487
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes(d)	3.750	05/15/24	4,225	4,318,863
Capital One Financial Corp., Sr. Unsec’d. Notes	3.750	04/24/24	4,125	4,170,301
CIT Group, Inc.,
Sr. Unsec’d. Notes	3.875	02/19/19	2,800	2,842,000
Sr. Unsec’d. Notes	5.000	05/15/17	2,250	2,318,625
Sr. Unsec’d. Notes	5.000	08/01/23	370	387,575
Sr. Unsec’d. Notes(b)	5.250	03/15/18	4,700	4,929,125
CITIC Pacific Ltd. (China),
Sr. Unsec’d. Notes, MTN, RegS	6.875	01/21/18	2,450	2,670,573
Sr. Unsec’d. Notes, RegS	6.800	01/17/23	2,500	2,903,192
Citigroup, Inc.,
Jr. Sub. Notes(b)	5.950(a)	12/31/49	17,685	17,650,355
Sr. Unsec’d. Notes	8.125	07/15/39	1,455	2,124,495
Sub. Notes	4.050	07/30/22	550	564,843
Sub. Notes	4.400	06/10/25	2,300	2,324,826
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes, 144A	3.800	09/15/22	1,600	1,614,597
Credit Suisse New York (Switzerland), Sr. Unsec’d. Notes, MTN	3.625	09/09/24	2,375	2,392,561
Discover Bank,
Sr. Unsec’d. Notes	4.200	08/08/23	5,500	5,674,757
Sub. Notes	7.000	04/15/20	800	921,185
Fifth Third Bancorp, Sub. Notes	4.300	01/16/24	4,975	5,124,026
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes(b)	5.375(a)	12/31/49	5,225	5,172,750
Sr. Unsec’d. Notes(d)	5.750	01/24/22	4,590	5,259,718
Sr. Unsec’d. Notes	6.250	02/01/41	345	417,403
Sr. Unsec’d. Notes, MTN	4.000	03/03/24	1,875	1,931,274

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks (cont’d.)
Goldman Sachs Group, Inc. (The), (Continued)
Sr. Unsec’d. Notes, MTN(b)	4.800%	07/08/44	2,105	$2,126,663
ICICI Bank Ltd. (India), Sr. Unsec’d. Notes, RegS	5.750	11/16/20	2,556	2,858,773
JPMorgan Chase & Co.,
Jr. Sub. Notes(b)	5.150(a)	12/31/49	3,725	3,585,312
Jr. Sub. Notes	5.300(a)	12/31/49	2,675	2,683,025
Jr. Sub. Notes(b)	6.000(a)	12/31/49	7,707	7,818,751
Jr. Sub. Notes(b)	6.100(a)	12/31/49	3,400	3,468,000
Jr. Sub. Notes	7.900(a)	04/29/49	130	135,070
Sr. Unsec’d. Notes	5.400	01/06/42	600	682,633
Sub. Notes(d)	3.375	05/01/23	1,925	1,888,560
Morgan Stanley,
Jr. Sub. Notes	5.450(a)	12/31/49	16,010	15,749,837
Jr. Sub. Notes, Series J(b)	5.550(a)	12/31/49	2,175	2,172,281
Sr. Unsec’d. Notes	6.375	07/24/42	700	880,030
Sub. Notes, MTN	4.100	05/22/23	815	828,129
Sub. Notes, MTN(b)	4.875	11/01/22	930	1,002,861
Sub. Notes, MTN	5.000	11/24/25	2,075	2,220,281
National Savings Bank (Sri Lanka), Sr. Unsec’d. Notes, RegS	8.875	09/18/18	1,000	1,068,750
People’s United Bank, Sub. Notes	4.000	07/15/24	1,125	1,115,580
PNC Bank NA,
Sub. Notes	2.950	01/30/23	900	884,265
Sub. Notes	3.800	07/25/23	2,425	2,509,972
Sub. Notes	4.200	11/01/25	2,125	2,239,327
PNC Financial Services Group, Inc. (The), Sub. Notes	3.900	04/29/24	1,910	1,943,794
State Street Corp., Jr. Sub. Notes(b)	5.250(a)	12/31/49	3,555	3,567,798
Wells Fargo & Co.,
Sub. Notes	5.606	01/15/44	1,460	1,655,367
Sub. Notes, MTN	4.125	08/15/23	2,900	3,018,004
Sub. Notes, MTN	4.650	11/04/44	3,185	3,144,879

				167,183,469

Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	8.200	01/15/39	250	353,156
Coca-Cola Icecek A/S (Turkey), Sr. Unsec’d. Notes, 144A	4.750	10/01/18	950	987,498

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	29

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Beverages (cont’d.)
Constellation Brands, Inc., Gtd. Notes	6.000%	05/01/22		450	$502,875
Cott Beverages, Inc. (Canada), Gtd. Notes, 144A	6.750	01/01/20		4,400	4,664,000
Embotelladora Andina SA (Chile), Sr. Unsec’d. Notes, 144A	5.000	10/01/23		1,050	1,122,266
Molson Coors Brewing Co., Gtd. Notes(b)	2.000	05/01/17		50	50,160

					7,679,955

Biotechnology 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes(b)	4.400	05/01/45		230	213,010
Sr. Unsec’d. Notes(b)	5.375	05/15/43		380	408,424
Gilead Sciences, Inc., Sr. Unsec’d. Notes(b)	3.500	02/01/25		1,920	1,939,250

					2,560,684

Building Materials 1.3%
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $5,902,500; purchased 10/27/14 - 02/11/15)(b)(c)(e)	5.375	11/15/24		5,825	5,992,469
Cemex Espana Luxembourg (Mexico), Sr. Sec’d. Notes, RegS	9.875	04/30/19		1,770	1,887,262
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A	9.875	04/30/19		2,300	2,452,375
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A	4.750	01/11/22	EUR	1,600	1,683,609
Sr. Sec’d. Notes, 144A	5.700	01/11/25		350	323,750
Sr. Sec’d. Notes, 144A	6.500	12/10/19		3,000	3,045,000
CNH Capital LLC, Gtd. Notes	3.880	11/01/15		500	500,000
Griffon Corp., Gtd. Notes	5.250	03/01/22		6,450	6,337,125
Owens Corning, Inc., Gtd. Notes	4.200	12/15/22		125	126,390
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A (original cost $3,299,400; purchased 06/30/14)(c)(e)	7.500	02/15/19		3,120	3,010,800
US Concrete, Inc., Sr. Sec’d. Notes	8.500	12/01/18		6,300	6,536,250

					31,895,030

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Chemicals 1.4%
Agrium, Inc. (Canada),
Sr. Unsec’d. Notes	4.900%	06/01/43	1,350	$1,283,415
Sr. Unsec’d. Notes(b)	5.250	01/15/45	655	653,988
Sr. Unsec’d. Notes	6.125	01/15/41	170	186,936
Ashland, Inc.,
Sr. Unsec’d. Notes	3.875	04/15/18	4,624	4,780,060
Sr. Unsec’d. Notes	6.875	05/15/43	4,100	3,956,500
CF Industries, Inc.,
Gtd. Notes	4.950	06/01/43	1,765	1,646,203
Gtd. Notes	5.375	03/15/44	1,300	1,283,759
Gtd. Notes	6.875	05/01/18	160	177,068
Gtd. Notes	7.125	05/01/20	125	145,657
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	3.000	11/15/22	1,550	1,522,362
Sr. Unsec’d. Notes	4.250	11/15/20	1,951	2,096,469
Sr. Unsec’d. Notes(b)	4.625	10/01/44	15	14,037
Sr. Unsec’d. Notes(b)	5.250	11/15/41	125	125,895
Sr. Unsec’d. Notes	9.400	05/15/39	95	138,803
Eastman Chemical Co.,
Sr. Unsec’d. Notes	2.700	01/15/20	3,080	3,083,234
Sr. Unsec’d. Notes	3.600	08/15/22	500	505,562
Sr. Unsec’d. Notes(b)	4.650	10/15/44	1,210	1,132,815
LYB International Finance BV,
Gtd. Notes	4.875	03/15/44	1,835	1,763,573
Gtd. Notes	5.250	07/15/43	415	417,395
LyondellBasell Industries NV,
Sr. Unsec’d. Notes(b)	4.625	02/26/55	2,090	1,808,722
Sr. Unsec’d. Notes	6.000	11/15/21	700	795,207
Monsanto Co., Sr. Unsec’d. Notes	4.400	07/15/44	575	512,231
Mosaic Co. (The),
Sr. Unsec’d. Notes	5.450	11/15/33	710	737,534
Sr. Unsec’d. Notes	5.625	11/15/43	2,335	2,448,280
W.R. Grace & Co., Sr. Unsec’d. Notes, 144A(b)	5.125	10/01/21	1,975	2,054,000

				33,269,705

Coal
Peabody Energy Corp., Gtd. Notes	6.250	11/15/21	400	53,000

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	31

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Commercial Services 0.9%
ADT Corp. (The), Sr. Unsec’d. Notes	2.250%	07/15/17	50	$49,750
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A(b)	6.500	07/15/22	1,925	2,064,563
ERAC USA Finance LLC,
Gtd. Notes, 144A (original cost $131,355; purchased 05/30/13)(c)(e)	6.700	06/01/34	110	130,389
Gtd. Notes, 144A (original cost $2,232,116; purchased 05/14/13)(c)(e)	7.000	10/15/37	1,725	2,120,663
Hertz Corp. (The), Gtd. Notes	6.750	04/15/19	3,125	3,207,031
Service Corp. International, Sr. Unsec’d. Notes	4.500	11/15/20	2,135	2,183,037
United Rentals North America, Inc.,
Gtd. Notes(b)	5.500	07/15/25	925	922,688
Gtd. Notes(b)	7.375	05/15/20	3,000	3,183,750
Gtd. Notes(b)	7.625	04/15/22	6,444	6,992,449
Sr. Unsec’d. Notes(b)	8.250	02/01/21	272	286,280

				21,140,600

Computers
NCR Corp., Gtd. Notes	6.375	12/15/23	790	813,700

Cosmetics/Personal Care 0.2%
First Quality Finance Co., Inc., Sr. Unsec’d. Notes, 144A	4.625	05/15/21	4,700	4,359,250

Distribution/Wholesale 0.4%
Brightstar Corp., Sr. Unsec’d. Notes, 144A (original cost $6,420,585; purchased 07/26/13 - 12/06/13)(c)(e)	7.250	08/01/18	6,350	6,604,000
H&E Equipment Services, Inc., Gtd. Notes(b)	7.000	09/01/22	2,000	2,030,000

				8,634,000

Diversified Financial Services 1.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	4.500	05/15/21	1,150	1,181,625
American Express Co.,
Jr. Sub. Notes	4.900(a)	12/31/49	8,780	8,516,600
Jr. Sub. Notes(b)	5.200(a)	12/31/49	1,675	1,675,000
Capital One Bank USA NA, Sub. Notes	3.375	02/15/23	2,065	2,020,658

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Discover Financial Services, Sr. Unsec’d. Notes(b)	3.750%	03/04/25	2,560	$2,491,320
GE Capital International Funding Co.,
Gtd. Notes, 144A	2.342	11/15/20	373	374,071
Gtd. Notes, 144A	3.373	11/15/25	219	221,395
Gtd. Notes, 144A	4.418	11/15/35	1,610	1,670,839
General Electric Capital Corp.,
Sr. Unsec’d. Notes, MTN	3.100	01/09/23	85	86,040
Sr. Unsec’d. Notes, MTN	5.875	01/14/38	158	195,002
Sr. Unsec’d. Notes, MTN	6.875	01/10/39	311	423,133
Sub. Notes, MTN	5.300	02/11/21	129	147,258
Grain Spectrum Funding II LLC, Sec’d. Notes, 144A	3.290	10/10/19	782	780,364
International Lease Finance Corp.,
Sr. Unsec’d. Notes	5.750	05/15/16	25	25,453
Sr. Unsec’d. Notes(b)	6.250	05/15/19	25	27,188
Sr. Unsec’d. Notes	8.750	03/15/17	5,340	5,760,525
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500	01/20/43	175	171,281
Navient Corp.,
Sr. Unsec’d. Notes(b)	4.875	06/17/19	590	570,825
Sr. Unsec’d. Notes(b)	5.000	10/26/20	590	552,387
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN(b)	2.000	09/13/16	540	543,222
OneMain Financial Holdings, Inc.,
Gtd. Notes, 144A	6.750	12/15/19	2,350	2,493,937
Gtd. Notes, 144A(b)	7.250	12/15/21	2,250	2,351,250

				32,279,373

Electric 1.6%
American Electric Power Co., Inc., Sr. Unsec’d. Notes	2.950	12/15/22	550	534,018
Calpine Corp.,
Sr. Unsec’d. Notes(b)	5.375	01/15/23	2,175	2,079,844
Sr. Unsec’d. Notes(b)	5.750	01/15/25	2,325	2,202,937
Connecticut Light & Power Co. (The), First Ref. Mtge.	2.500	01/15/23	375	366,032
DPL, Inc.,
Sr. Unsec’d. Notes	6.750	10/01/19	1,650	1,691,250
Sr. Unsec’d. Notes	7.250	10/15/21	2,225	2,233,344

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	33

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
Duke Energy Carolinas LLC, First Ref. Mtge.	4.000%	09/30/42		50	$49,252
Dynegy, Inc.,
Gtd. Notes, 144A	6.750	11/01/19		5,850	5,835,375
Gtd. Notes, 144A(b)	7.375	11/01/22		9,200	9,223,000
Entergy Arkansas, Inc., First Mtge.	3.050	06/01/23		450	444,828
Entergy Corp., Sr. Unsec’d. Notes	4.700	01/15/17		75	77,229
FirstEnergy Corp., Sr. Unsec’d. Notes(b)	2.750	03/15/18		950	951,981
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450	07/15/44		800	822,190
NextEra Energy Capital Holdings, Inc., Gtd. Notes	3.625	06/15/23		1,575	1,578,805
NRG Energy, Inc.,
Gtd. Notes(b)	6.250	05/01/24		4,000	3,580,000
Gtd. Notes(b)	6.625	03/15/23		1,000	930,000
Gtd. Notes	7.625	01/15/18		4,406	4,615,285
Progress Energy, Inc., Sr. Unsec’d. Notes	3.150	04/01/22		75	74,715
Public Service Electric & Gas Co., Sec’d. Notes, MTN	3.650	09/01/42		200	184,577
South Carolina Electric & Gas Co., First Mtge.	4.350	02/01/42		130	127,450
Westar Energy, Inc., First Mtge.	4.100	04/01/43		325	319,891

					37,922,003

Electrical Components & Equipment 0.1%
GrafTech International Ltd., Gtd. Notes	6.375	11/15/20		2,175	1,239,750

Electronics 0.4%
Arrow Electronics, Inc., Sr. Unsec’d. Notes	3.000	03/01/18		1,400	1,408,966
Jabil Circuit, Inc.,
Sr. Unsec’d. Notes(b)	4.700	09/15/22		1,045	1,051,792
Sr. Unsec’d. Notes	5.625	12/15/20		6,400	6,793,792
Techem Energy Metering Service GmbH & Co. KG (Germany), Gtd. Notes, MTN, 144A	7.875	10/01/20	EUR	125	148,861
Techem GmbH (Germany), Sr. Sec’d. Notes, MTN, 144A	6.125	10/01/19	EUR	200	230,520

					9,633,931

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Engineering & Construction
Odebrecht Finance Ltd. (Brazil),
Gtd. Notes, 144A (original cost $625,000; purchased 06/19/14)(c)(e)	5.250%	06/27/29		625	$360,156
Gtd. Notes, 144A (original cost $255,785; purchased 10/22/12)(c)(e)	7.125	06/26/42		220	130,900

					491,056

Entertainment 1.6%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.375	06/01/24		6,900	7,055,250
Cinemark USA, Inc.,
Gtd. Notes(b)	4.875	06/01/23		6,500	6,410,625
Gtd. Notes	5.125	12/15/22		3,200	3,216,000
CPUK Finance Ltd. (United Kingdom), Sec’d. Notes, 144A	7.000	08/28/20	GBP	2,550	3,985,112
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $4,724,606; purchased 09/22/14)(c)(e)	5.000	08/01/18		4,615	4,764,988
Pinnacle Entertainment, Inc.,
Gtd. Notes	6.375	08/01/21		2,800	2,982,000
Gtd. Notes	7.500	04/15/21		2,500	2,634,375
Gtd. Notes	8.750	05/15/20		1,400	1,457,750
Scientific Games International, Inc., Gtd. Notes(b)	10.000	12/01/22		6,000	5,310,000

					37,816,100

Environmental Control 0.1%
Covanta Holding Corp., Sr. Unsec’d. Notes(b)	7.250	12/01/20		3,100	3,224,000

Food 1.5%
Bertin SA/Bertin Finance Ltd. (Brazil), Gtd. Notes, 144A	10.250	10/05/16		3,380	3,570,125
BRF SA (Brazil),
Sr. Unsec’d. Notes, 144A	3.950	05/22/23		1,025	980,156
Sr. Unsec’d. Notes, 144A	4.750	05/22/24		500	495,100
ConAgra Foods, Inc., Sr. Unsec’d. Notes	2.100	03/15/18		179	178,008

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	35

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Food (cont’d.)
Iceland Bondco PLC (United Kingdom), Sr. Sec’d. Notes, 144A	6.750%	07/15/24	GBP	1,137	$1,549,028
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750	06/15/23		5,250	5,355,000
JBS Investments GmbH (Brazil), Sr. Unsec’d. Notes, 144A	7.750	10/28/20		2,650	2,823,575
JBS USA LLC/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A (original cost $1,081,250; purchased 06/17/14)(c)(e)	7.250	06/01/21		1,000	1,046,250
Gtd. Notes, RegS (original cost $1,605,000; purchased 10/01/14)(c)(e)	8.250	02/01/20		1,500	1,571,250
Sr. Unsec’d. Notes, 144A (original cost $2,750,000; purchased 05/20/15)(b)(c)(e)	5.750	06/15/25		2,750	2,660,625
JM Smucker Co. (The),
Gtd. Notes	3.000	03/15/22		1,700	1,701,078
Gtd. Notes	3.500	03/15/25		1,225	1,228,836
Kraft Foods Group, Inc.,
Sr. Unsec’d. Notes	6.125	08/23/18		160	177,736
Sr. Unsec’d. Notes	6.500	02/09/40		1,020	1,227,588
Kraft Heinz Foods Co., Gtd. Notes, 144A	5.000	07/15/35		500	521,566
Minerva Luxembourg SA (Brazil), Gtd. Notes, 144A	12.250	02/10/22		250	270,000
Picard Groupe SA (France), Sr. Sec’d. Notes, 144A	4.250(a)	08/01/19	EUR	1,650	1,820,610
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes	6.625	08/15/22		2,000	2,140,000
Sr. Unsec’d. Notes, 144A	5.250	08/01/18		3,387	3,437,805
Sr. Unsec’d. Notes, 144A	5.875	08/01/21		2,400	2,520,000

					35,274,336

Food Service 0.1%
ARAMARK Corp., Gtd. Notes(b)	5.750	03/15/20		1,600	1,670,000

Forest & Paper Products 0.3%
Georgia-Pacific LLC,
Gtd. Notes, 144A (original cost $35,100; purchased 04/20/11)(c)(e)	5.400	11/01/20		35	38,902

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Forest & Paper Products (cont’d.)
Georgia-Pacific LLC, (Continued)
Sr. Unsec’d. Notes (original cost $544,908; purchased 12/20/12)(c)(e)	7.375%	12/01/25	400	$503,030
International Paper Co.,
Sr. Unsec’d. Notes	4.800	06/15/44	2,770	2,574,964
Sr. Unsec’d. Notes(b)	6.000	11/15/41	610	672,183
Sr. Unsec’d. Notes	9.375	05/15/19	100	122,176
Smurfit Kappa Acquisitions (Ireland), Sr. Sec’d. Notes, 144A	4.875	09/15/18	3,647	3,829,350

				7,740,605

Gas 0.2%
AGL Capital Corp., Gtd. Notes	4.400	06/01/43	1,375	1,314,263
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	5.850	01/15/41	700	806,627
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes	4.800	11/01/43	125	121,742
Fermaca Enterprises S de RL de CV (Mexico), Sr. Sec’d. Notes, 144A (original cost $1,009,124; purchased 07/22/14)(b)(c)(e)	6.375	03/30/38	965	930,757
GNL Quintero SA (Chile), Sr. Unsec’d. Notes, 144A (original cost $2,075,000; purchased 11/03/14)(c)(e)	4.634	07/31/29	2,000	1,990,754
Sempra Energy, Sr. Unsec’d. Notes	2.300	04/01/17	50	50,484

				5,214,627

Healthcare-Products 1.0%
Becton Dickinson and Co., Sr. Unsec’d. Notes(b)	3.734	12/15/24	2,795	2,859,721
ConvaTec Finance International SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A(b)	8.250	01/15/19	5,024	5,011,440
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	10.500	12/15/18	3,684	3,808,335
Medtronic, Inc.,
Gtd. Notes	3.500	03/15/25	7,955	8,145,888
Gtd. Notes	4.375	03/15/35	3,365	3,484,835

				23,310,219

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	37

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare-Services 2.6%
Aetna, Inc.,
Sr. Unsec’d. Notes	2.750%	11/15/22	450	$441,796
Sr. Unsec’d. Notes	4.125	11/15/42	325	305,442
Sr. Unsec’d. Notes	4.500	05/15/42	530	535,457
Anthem, Inc.,
Sr. Unsec’d. Notes	4.650	01/15/43	120	118,017
Sr. Unsec’d. Notes	5.100	01/15/44	515	538,496
CHS/Community Health Systems, Inc.,
Gtd. Notes	8.000	11/15/19	5,300	5,512,000
Sr. Sec’d. Notes(b)	5.125	08/15/18	150	152,813
Cigna Corp., Sr. Unsec’d. Notes	5.375	02/15/42	350	386,055
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A(b)	4.125	10/15/20	3,000	3,063,750
Fresenius Medical Care US Finance, Inc. (Germany), Gtd. Notes, 144A(b)	6.500	09/15/18	2,415	2,650,462
HCA, Inc.,
Gtd. Notes(b)	5.375	02/01/25	4,500	4,618,125
Gtd. Notes(b)	5.875	05/01/23	2,000	2,120,000
Sr. Sec’d. Notes	4.250	10/15/19	1,675	1,725,166
Sr. Sec’d. Notes	4.750	05/01/23	3,400	3,485,000
Sr. Sec’d. Notes(b)	5.250	04/15/25	2,000	2,070,000
Sr. Sec’d. Notes(b)	5.875	03/15/22	3,425	3,767,500
Sr. Unsec’d. Notes	7.190	11/15/15	100	100,200
Healthsouth Corp., Gtd. Notes	5.125	03/15/23	1,200	1,179,000
Humana, Inc., Sr. Unsec’d. Notes	2.625	10/01/19	2,075	2,092,793
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	3.200	02/01/22	25	24,684
Sr. Unsec’d. Notes	4.625	11/15/20	5,530	5,892,021
LifePoint Hospitals, Inc., Gtd. Notes(b)	5.500	12/01/21	3,875	3,933,125
Select Medical Corp., Gtd. Notes(b)	6.375	06/01/21	7,821	6,921,585
Tenet Healthcare Corp.,
Sr. Sec’d. Notes(b)	4.375	10/01/21	2,750	2,743,125
Sr. Sec’d. Notes	6.250	11/01/18	600	639,000
Sr. Unsec’d. Notes(b)	8.125	04/01/22	1,700	1,797,750
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	3.950	10/15/42	175	164,909
Sr. Unsec’d. Notes(b)	4.375	03/15/42	1,055	1,054,211
Sr. Unsec’d. Notes(b)	4.625	07/15/35	3,135	3,326,815

				61,359,297

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Holding Companies-Diversified 0.1%
Carlson Travel Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A (original cost $2,543,750; purchased 08/04/14)(c)(e)	7.500%	08/15/19		2,500	$2,512,500
CeramTec Group GmbH (Germany), Gtd. Notes, 144A	8.250	08/15/21	EUR	500	595,873

					3,108,373

Home Builders 0.7%
CalAtlantic Group, Inc., Gtd. Notes	8.375	05/15/18		9,378	10,784,700
KB Home, Gtd. Notes	7.500	09/15/22		3,425	3,510,625
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A(b)	5.250	04/15/21		3,500	3,526,250

					17,821,575

Housewares 0.2%
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	2.050	12/01/17		375	375,981
Scotts Miracle-Gro Co. (The), Gtd. Notes	6.625	12/15/20		3,500	3,605,000

					3,980,981

Insurance 1.8%
Allied World Assurance Co. Ltd., Gtd. Notes	7.500	08/01/16		100	104,541
American International Group, Inc., Sr. Unsec’d. Notes	4.500	07/16/44		2,800	2,741,914
Aon Corp., Gtd. Notes	3.125	05/27/16		110	111,369
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes(b)	4.500	02/11/43		740	750,668
Dai-ichi Life Insurance Co. Ltd. (The) (Japan), Sub. Notes, 144A	5.100(a)	12/29/49		625	650,781
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	4.300	04/15/43		1,062	1,016,126
Sr. Unsec’d. Notes	5.950	10/15/36		215	254,073
Sr. Unsec’d. Notes	6.100	10/01/41		280	335,537
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.250	06/15/23		1,975	2,024,215
Gtd. Notes, 144A(b)	4.850	08/01/44		5,425	5,348,611
Gtd. Notes, 144A	4.950	05/01/22		75	80,829
Gtd. Notes, 144A	6.500	05/01/42		1,530	1,828,371
Sr. Unsec’d. Notes, 144A	6.700	08/15/16		115	119,908

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	39

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Insurance (cont’d.)
Lincoln National Corp.,
Sr. Unsec’d. Notes	4.200%	03/15/22	70	$74,055
Sr. Unsec’d. Notes	6.300	10/09/37	175	208,158
Sr. Unsec’d. Notes	7.000	06/15/40	4,550	5,829,292
Markel Corp.,
Sr. Unsec’d. Notes	4.900	07/01/22	2,020	2,186,343
Sr. Unsec’d. Notes	5.000	03/30/43	3,125	3,175,678
Sr. Unsec’d. Notes	7.125	09/30/19	630	732,958
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A	5.100(a)	10/16/44	4,825	5,030,063
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063	03/30/40	200	241,069
Principal Financial Group, Inc., Gtd. Notes	4.350	05/15/43	975	910,129
Swiss Re Treasury US Corp., Gtd. Notes, 144A(b)	4.250	12/06/42	795	761,650
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	4.900	09/15/44	1,950	2,020,545
Sub. Notes, 144A	6.850	12/16/39	640	804,080
TIAA Asset Management Finance LLC, Sr. Unsec’d. Notes, 144A (original cost $1,716,904; purchased 10/27/14)(c)(e)	2.950	11/01/19	1,720	1,741,536
W.R. Berkley Corp.,
Sr. Unsec’d. Notes	4.625	03/15/22	1,435	1,523,974
Sr. Unsec’d. Notes	5.375	09/15/20	1,500	1,666,242

				42,272,715

Iron/Steel 0.4%
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes(b)	5.125	06/01/20	500	480,470
Sr. Unsec’d. Notes(b)	5.250	02/25/17	2,400	2,418,000
Sr. Unsec’d. Notes	6.125	06/01/18	500	501,250
Sr. Unsec’d. Notes(b)	7.000	02/25/22	3,425	3,245,187
Evraz Group SA (Russia),
Sr. Unsec’d. Notes, RegS	6.750	04/27/18	1,000	1,005,000
Sr. Unsec’d. Notes, RegS(b)	7.400	04/24/17	1,000	1,032,624

				8,682,531

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Leisure Time
Carnival Corp., Gtd. Notes(b)	1.875%	12/15/17	425	$427,325
Jarden Corp., Gtd. Notes	6.125	11/15/22	500	516,875

				944,200

Lodging 0.6%
FelCor Lodging LP,
Gtd. Notes(b)	6.000	06/01/25	3,400	3,519,000
Sr. Sec’d. Notes(b)	5.625	03/01/23	1,050	1,086,750
Marriott International, Inc.,
Sr. Unsec’d. Notes	3.000	03/01/19	115	117,410
Sr. Unsec’d. Notes	3.250	09/15/22	75	74,408
MGM Resorts International,
Gtd. Notes(b)	6.000	03/15/23	4,800	4,872,000
Gtd. Notes(b)	6.625	12/15/21	1,000	1,067,500
Gtd. Notes	7.625	01/15/17	500	531,835
Starwood Hotels & Resorts Worldwide, Inc.,
Sr. Unsec’d. Notes	6.750	05/15/18	150	164,455
Sr. Unsec’d. Notes(b)	7.150	12/01/19	550	634,509
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Gtd. Notes, 144A	5.500	03/01/25	700	656,985
Wynn Macau Ltd. (Macau), Sr. Unsec’d. Notes, 144A(b)	5.250	10/15/21	2,800	2,562,000

				15,286,852

Machinery-Construction & Mining 0.2%
Terex Corp.,
Gtd. Notes(b)	6.000	05/15/21	5,050	5,000,510
Gtd. Notes(b)	6.500	04/01/20	1,005	1,012,537

				6,013,047

Machinery-Diversified
Deere & Co., Sr. Unsec’d. Notes	2.600	06/08/22	50	49,460
Roper Technologies, Inc., Sr. Unsec’d. Notes	1.850	11/15/17	175	174,616
Xylem, Inc., Sr. Unsec’d. Notes	4.875	10/01/21	50	54,027

				278,103

Media 2.4%
21st Century Fox America, Inc., Gtd. Notes	8.000	10/17/16	100	106,504

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	41

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Media (cont’d.)
AMC Networks, Inc.,
Gtd. Notes	4.750%	12/15/22		1,270	$1,274,763
Gtd. Notes	7.750	07/15/21		6,912	7,413,120
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes(b)	5.750	01/15/24		1,100	1,116,500
Gtd. Notes	7.000	01/15/19		1,712	1,759,080
Gtd. Notes, 144A(b)	5.125	05/01/23		2,625	2,631,562
Gtd. Notes, 144A(b)	5.375	05/01/25		1,650	1,633,500
Gtd. Notes, 144A(b)	5.875	05/01/27		5,075	5,075,000
CCO Safari II LLC,
Sr. Sec’d. Notes, 144A	6.384	10/23/35		1,525	1,570,884
Sr. Sec’d. Notes, 144A(b)	6.484	10/23/45		1,835	1,902,880
Sr. Sec’d. Notes, 144A	6.834	10/23/55		485	491,445
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes	6.500	11/15/22		135	139,050
Gtd. Notes(b)	6.500	11/15/22		365	380,513
CSC Holdings LLC,
Sr. Unsec’d. Notes	7.875	02/15/18		1,040	1,099,800
Sr. Unsec’d. Notes(b)	8.625	02/15/19		1,392	1,479,000
DISH DBS Corp., Gtd. Notes	4.250	04/01/18		1,500	1,498,125
Liberty Interactive LLC, Sr. Unsec’d. Notes	8.250	02/01/30		2,500	2,575,000
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	6.375	07/28/17		5,010	5,253,306
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A(b)	5.000	04/15/22		6,274	6,375,952
TEGNA, Inc., Gtd. Notes, 144A	4.875	09/15/21		1,625	1,608,750
Time Warner, Inc., Gtd. Notes	6.200	03/15/40		1,750	1,979,586
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes, 144A	5.500	09/15/22	EUR	144	169,117
Sr. Sec’d. Notes, MTN, 144A	5.125	01/21/23	EUR	558	650,421
Univision Communications, Inc., Sr. Sec’d. Notes, 144A (original cost $1,900,781; purchased 04/13/15)(b)(c)(e)	5.125	02/15/25		1,875	1,842,188
Viacom, Inc.,
Sr. Unsec’d. Notes	4.875	06/15/43		380	306,291
Sr. Unsec’d. Notes	6.250	04/30/16		44	45,090
Videotron Ltd. (Canada),
Gtd. Notes	5.000	07/15/22		4,500	4,696,875

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media (cont’d.)
Videotron Ltd. (Canada), (Continued)
Gtd. Notes, 144A(b)	5.375%	06/15/24	2,400	$2,466,000

				57,540,302

Mining 0.7%
Alcoa, Inc., Sr. Unsec’d. Notes(b)	5.125	10/01/24	1,000	991,250
Berau Capital Resources (Singapore), Sr. Sec’d. Notes, RegS (original cost $2,065,000; purchased 12/15/11-02/26/13)(c)(e)(f)	12.500	07/08/49	1,900	560,500
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes(b)	5.000	09/30/43	1,700	1,778,793
Gtd. Notes, 144A(b)	6.750(a)	10/19/75	2,675	2,731,844
Eldorado Gold Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.125	12/15/20	2,375	2,179,062
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	2.150	03/01/17	50	48,250
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	3.625	06/09/21	1,650	1,618,054
Kaiser Aluminum Corp., Gtd. Notes	8.250	06/01/20	2,200	2,348,500
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes	5.875	04/23/45	625	546,349
Sr. Unsec’d. Notes(b)	6.750	04/16/40	2,575	2,456,702
Sr. Unsec’d. Notes	7.500	07/27/35	800	829,250

				16,088,554

Miscellaneous Manufacturing 0.4%
Actuant Corp., Gtd. Notes	5.625	06/15/22	3,075	3,094,219
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(b)	7.500	03/15/18	2,200	2,178,000
General Electric Co.,
Sr. Unsec’d. Notes(b)	4.125	10/09/42	50	49,143
Sr. Unsec’d. Notes(b)	4.500	03/11/44	75	77,794
Koppers, Inc., Gtd. Notes	7.875	12/01/19	1,600	1,600,000
Pentair Finance SA (United Kingdom),
Gtd. Notes	1.350	12/01/15	325	325,027
Gtd. Notes	1.875	09/15/17	50	49,562
SPX FLOW, Inc., Gtd. Notes	6.875	09/01/17	1,000	1,060,000
Textron, Inc., Sr. Unsec’d. Notes	4.625	09/21/16	500	514,237

				8,947,982

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	43

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Office/Business Equipment 0.2%
CDW LLC/CDW Finance Corp., Gtd. Notes(b)	5.500%	12/01/24	4,000	$4,190,000

Oil & Gas 1.0%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450	09/15/36	750	843,755
California Resources Corp., Gtd. Notes(b)	6.000	11/15/24	2,675	1,819,000
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.450	09/15/42	1,070	860,905
Denbury Resources, Inc., Gtd. Notes	5.500	05/01/22	2,000	1,400,000
Nabors Industries, Inc.,
Gtd. Notes	4.625	09/15/21	762	693,622
Gtd. Notes	6.150	02/15/18	80	83,293
Noble Energy, Inc.,
Sr. Unsec’d. Notes	4.150	12/15/21	500	505,708
Sr. Unsec’d. Notes	5.250	11/15/43	395	363,843
Sr. Unsec’d. Notes	6.000	03/01/41	1,390	1,386,736
Noble Holding International Ltd., Gtd. Notes	2.500	03/15/17	25	23,473
Pacific Exploration and Production Corp. (Colombia),
Gtd. Notes, 144A	5.375	01/26/19	6,540	2,844,900
Gtd. Notes, 144A	7.250	12/12/21	5,750	2,357,500
Reliance Holding USA, Inc. (India), Gtd. Notes, 144A	5.400	02/14/22	1,750	1,918,851
Sasol Financing International PLC (South Africa), Gtd. Notes	4.500	11/14/22	7,740	7,604,550

				22,706,136

Oil & Gas Services
Cameron International Corp., Sr. Unsec’d. Notes	5.950	06/01/41	100	111,452

Packaging & Containers 0.1%
Ball Corp., Gtd. Notes(b)	4.000	11/15/23	500	487,500
Crown Americas LLC/Crown Americas Capital Corp. IV, Gtd. Notes(b)	4.500	01/15/23	525	526,313
Rock-Tenn Co.,
Gtd. Notes	4.450	03/01/19	35	36,944
Gtd. Notes	4.900	03/01/22	1,190	1,276,663

				2,327,420

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Pharmaceuticals 1.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.600%	05/14/25	2,760	$2,713,157
Sr. Unsec’d. Notes	4.500	05/14/35	4,085	3,896,873
Actavis Funding SCS,
Gtd. Notes	3.800	03/15/25	2,375	2,353,478
Gtd. Notes	4.550	03/15/35	2,650	2,525,673
Gtd. Notes(b)	4.750	03/15/45	1,425	1,362,745
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	4.000	09/18/42	130	126,387
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A	7.000	05/15/19	2,500	2,518,750
Forest Laboratories, Inc.,
Sr. Unsec’d. Notes, 144A	4.875	02/15/21	1,120	1,211,544
Sr. Unsec’d. Notes, 144A	5.000	12/15/21	1,830	1,977,787
Merck & Co, Inc., Sr. Unsec’d. Notes	4.150	05/18/43	2,650	2,623,360
Mylan, Inc., Gtd. Notes	2.600	06/24/18	1,200	1,200,449
Quintiles Transnational Corp., Gtd. Notes, 144A(b)	4.875	05/15/23	2,625	2,698,815
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A(b)	6.750	08/15/18	3,570	3,445,407
Sr. Unsec’d. Notes, 144A(b)	6.125	04/15/25	2,000	1,682,500
Zoetis, Inc., Sr. Unsec’d. Notes	4.700	02/01/43	20	17,660

				30,354,585

Pipelines 0.7%
DCP Midstream LLC,
Sr. Unsec’d. Notes	8.125	08/16/30	3,350	3,327,659
Sr. Unsec’d. Notes, 144A	5.350	03/15/20	1,270	1,181,560
DCP Midstream Operating LP, Gtd. Notes(b)	2.500	12/01/17	225	209,719
Enterprise Products Operating LLC,
Gtd. Notes(b)	3.350	03/15/23	2,100	2,039,774
Sr. Unsec’d. Notes	4.950	10/15/54	5,200	4,592,255
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	4.200	12/01/42	125	103,939
Sr. Unsec’d. Notes	4.250	02/01/21	1,950	2,039,608
Sr. Unsec’d. Notes	5.150	10/15/43	1,350	1,284,778
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes(b)	6.125	10/15/21	1,700	1,768,000
Western Gas Partners LP, Sr. Unsec’d. Notes	4.000	07/01/22	75	71,790

				16,619,082

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	45

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) 0.2%
Crown Castle International Corp., Sr. Unsec’d. Notes(b)	4.875%	04/15/22		1,325	$1,402,844
Mack-Cali Realty LP, Sr. Unsec’d. Notes	2.500	12/15/17		100	100,673
Realty Income Corp.,
Sr. Unsec’d. Notes	2.000	01/31/18		200	200,934
Sr. Unsec’d. Notes	5.500	11/15/15		50	50,066
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.375	06/01/23		1,965	2,041,144
Trust F/1401 (Mexico), Sr. Unsec’d. Notes, 144A(b)	5.250	12/15/24		2,000	2,070,000
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes(b)	2.000	02/15/18		150	150,473

					6,016,134

Retail 1.7%
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	9.000	03/15/19		475	388,313
CVS Health Corp.,
Sr. Unsec’d. Notes	4.875	07/20/35		1,395	1,468,468
Sr. Unsec’d. Notes(b)	5.125	07/20/45		1,765	1,892,230
Sr. Unsec’d. Notes	5.300	12/05/43		475	513,522
Dollar Tree, Inc., Sr. Unsec’d. Notes, 144A	5.250	03/01/20		1,250	1,303,125
Douglas GmbH (Germany), Sr. Sec’d. Notes, 144A	6.250	07/15/22	EUR	1,200	1,390,178
Dufry Finance SCA (Switzerland),
Gtd. Notes, 144A	5.500	10/15/20		3,450	3,588,000
Sr. Unsec’d. Notes, 144A	4.500	08/01/23	EUR	2,400	2,764,521
L Brands, Inc., Gtd. Notes(b)	5.625	02/15/22		10,975	11,907,875
Macy’s Retail Holdings, Inc.,
Gtd. Notes	3.875	01/15/22		125	127,220
Gtd. Notes	4.300	02/15/43		755	620,083
PVH Corp., Sr. Unsec’d. Notes(b)	4.500	12/15/22		5,005	5,017,512
QVC, Inc., Sr. Sec’d. Notes	5.125	07/02/22		1,800	1,826,449
Sally Holdings LLC/Sally Capital, Inc., Sr. Unsec’d. Notes(b)	6.875	11/15/19		5,900	6,106,500
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A (original cost $1,950,000; purchased 05/29/15)(b)(c)(e)	8.000	06/15/22		1,950	2,018,250

					40,932,246

See Notes to Financial Statements.

46

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Savings & Loans
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%	12/06/22	325	$321,514

Semiconductors 1.0%
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A	6.000	01/15/22	6,765	7,204,725
Micron Technology, Inc., Sr. Unsec’d. Notes(b)	5.500	02/01/25	8,000	7,620,000
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A	3.750	06/01/18	4,150	4,160,375
Gtd. Notes, 144A(b)	5.750	02/15/21	1,500	1,567,500
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A(b)	5.000	10/01/25	2,750	2,684,687

				23,237,287

Software 0.8%
Audatex North America, Inc., Gtd. Notes, 144A	6.000	06/15/21	2,800	2,819,628
First Data Corp.,
Gtd. Notes	10.625	06/15/21	1,548	1,727,955
Gtd. Notes	12.625	01/15/21	11,700	13,411,125
Oracle Corp., Sr. Unsec’d. Notes	4.300	07/08/34	2,325	2,316,281

				20,274,989

Telecommunications 3.6%
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A	6.750	11/15/20	2,150	2,284,375
AT&T, Inc.,
Sr. Unsec’d. Notes(b)	3.400	05/15/25	6,855	6,651,975
Sr. Unsec’d. Notes(b)	4.500	05/15/35	1,010	944,709
Sr. Unsec’d. Notes(b)	4.750	05/15/46	1,520	1,395,599
Sr. Unsec’d. Notes(b)	4.800	06/15/44	575	534,609
Sr. Unsec’d. Notes	5.550	08/15/41	670	681,793
Bharti Airtel International Netherlands BV (India),
Gtd. Notes, 144A	5.350	05/20/24	1,550	1,665,166
Gtd. Notes, RegS	5.125	03/11/23	645	684,221
Gtd. Notes, RegS, 144A	5.125	03/11/23	3,725	3,951,510

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	47

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes	5.950%	01/15/18		170	$185,503
Sr. Unsec’d. Notes(b)	9.625	12/15/30		340	512,639
CenturyLink, Inc., Sr. Unsec’d. Notes(b)	5.150	06/15/17		2,035	2,106,225
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A(b)	6.625	06/01/20		2,000	2,080,000
CommScope Technologies Finance LLC, Sr. Unsec’d. Notes, 144A(b)	6.000	06/15/25		2,225	2,258,375
CommScope, Inc., Gtd. Notes, 144A(b)	5.000	06/15/21		2,275	2,289,219
Digicel Group Ltd. (Jamaica), Gtd. Notes, 144A	6.750	03/01/23		2,050	1,845,000
Digicel Group Ltd. (Bermuda), Sr. Unsec’d. Notes, RegS	8.250	09/30/20		1,500	1,327,500
Eileme 2 AB (Poland),
Sr. Sec’d. Notes, 144A	11.625	01/31/20		3,000	3,240,300
Sr. Sec’d. Notes, RegS	11.750	01/31/20	EUR	2,935	3,477,603
Embarq Corp.,
Sr. Unsec’d. Notes (original cost $135,646; purchased 05/04/11 - 05/11/11)(c)(e)	7.082	06/01/16		120	123,216
Sr. Unsec’d. Notes (original cost $191,888; purchased 08/17/12 - 10/17/12)(c)(e)	7.995	06/01/36		175	184,078
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes(b)	5.500	08/01/23		2,000	1,648,750
Gtd. Notes	7.250	04/01/19		3,500	3,281,250
MTN Mauritius Investments Ltd. (South Africa), Gtd. Notes, 144A	4.755	11/11/24		3,050	2,806,610
SoftBank Corp. (Japan), Gtd. Notes(b)	4.500	04/15/20		5,900	5,846,900
Sprint Communications, Inc., Gtd. Notes, 144A	9.000	11/15/18		4,802	5,279,175
T-Mobile USA, Inc., Gtd. Notes(b)	6.464	04/28/19		3,850	3,960,687
TBG Global Pte Ltd. (Indonesia), Gtd. Notes, RegS	4.625	04/03/18		1,885	1,875,575
Telesat Canada/Telesat LLC (Canada), Gtd. Notes, 144A	6.000	05/15/17		2,400	2,436,000
Telstra Corp., Ltd. (Australia), Sr. Unsec’d. Notes(b)	3.125	04/07/25		2,250	2,202,037

See Notes to Financial Statements.

48

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	4.522%	09/15/48		2,713	$2,437,156
Sr. Unsec’d. Notes(b)	4.672	03/15/55		4,641	4,078,302
Sr. Unsec’d. Notes	5.012	08/21/54		6,110	5,648,035
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia),
Sr. Unsec’d. Notes, 144A	9.125	04/30/18		1,300	1,433,250
Sr. Unsec’d. Notes, RegS	9.125	04/30/18		2,335	2,574,337
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	6.000	04/15/21	GBP	720	1,172,436

					85,104,115

Textiles
Mohawk Industries, Inc., Sr. Unsec’d. Notes	3.850	02/01/23		104	104,892

Transportation 0.2%
AP Moeller-Maersk A/S (Denmark), Unsec’d. Notes, 144A	2.550	09/22/19		2,450	2,439,166
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes(b)	4.375	09/01/42		180	174,342
Southern Railway Co., Sr. Unsec’d. Notes	9.750	06/15/20		1,300	1,670,989
Union Pacific Corp.,
Sr. Unsec’d. Notes	4.300	06/15/42		600	612,328
Sr. Unsec’d. Notes	6.250	05/01/34		207	257,172

					5,153,997

Trucking & Leasing
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A (original cost $274,593; purchased 09/24/12)(c)(e)	2.500	03/15/16		275	276,373
Sr. Unsec’d. Notes, 144A (original cost $449,024; purchased 01/14/13)(c)(e)	2.875	07/17/18		450	455,480

					731,853

TOTAL CORPORATE BONDS (cost $1,054,991,264)					1,031,860,340

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	49

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
MORTGAGE-BACKED SECURITIES 1.8%
Banc of America Funding Corp.,
Series 2014-R2, Class 2A1, 144A	0.404%(a)	05/26/37	3,755	$3,508,632
Series 2014-R5, Class 1A1, 144A	2.027(a)	09/26/45	5,914	5,842,496
Series 2015-R3, Class 1A1, 144A	0.387(a)	03/27/36	18,213	17,234,777
Series 2015-R3, Class 6A1, 144A	0.364(a)	05/28/36	4,985	4,714,944
Series 2015-R4, Class 4A1, 144A	3.500(a)	01/01/30	5,236	5,235,804
Chase Mortgage Finance Trust, Series 2007-A1, Class 1A3	2.642(a)	02/25/37	340	336,903
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1	2.727(a)	07/25/35	364	364,360
JPMorgan Resecuritization Trust, Series 2015-1, Class 6A1, 144A	0.474(a)	12/27/45	4,380	4,136,230
Structured Asset Securities Corp.,
Series 2003-37A, Class 3A7	2.502(a)	12/25/33	1,349	1,320,734
Mortgage Pass-Through Certificates, Series 2003-30, Class 2A1	5.070(a)	10/25/33	567	579,164
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-EE, Class 2A1	2.725(a)	12/25/34	311	318,157

TOTAL MORTGAGE-BACKED SECURITIES (cost $43,084,719)				43,592,201

MUNICIPAL BONDS 0.6%

California 0.3%
Bay Area Toll Authority, BABs, Revenue Bonds	6.263	04/01/49	550	734,558
Los Angeles Department of Water & Power,
BABs, Revenue Bonds	6.008	07/01/39	3,610	4,461,202
BABs, Revenue Bonds	6.574	07/01/45	585	798,250
University of California,
BABs, Revenue Bonds	5.770	05/15/43	390	479,337
Taxable, Revenue Bonds, Series AP	3.931	05/15/45	625	613,463
Taxable, Revenue Bonds, Series J	4.131	05/15/45	675	660,400

				7,747,210

Colorado 0.1%
Regional Transportation District, BABs, Revenue Bonds, Series 2010B	5.844	11/01/50	1,190	1,535,338

Illinois
Chicago O’Hare International Airport, BABs, Revenue Bonds	6.395	01/01/40	360	447,476

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS (Continued)

New Jersey 0.1%
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414%	01/01/40	2,000	$2,810,100
Rutgers State University, BABs, Revenue Bonds	5.665	05/01/40	200	234,842

				3,044,942

New York 0.1%
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.125	07/01/52	75	68,663
New York City Water & Sewer System, BABs, Taxable, Revenue Bonds	5.882	06/15/44	400	512,236
Port Authority of New York & New Jersey, Revenue Bonds	4.458	10/01/62	100	96,276

				677,175

Ohio
Ohio State University, Taxable, Revenue Bonds, Series A	4.800	06/01/2111	180	176,355

Texas
City Public Service Board of San Antonio, BABs, Taxable, Revenue Bonds	4.427	02/01/42	120	127,285

TOTAL MUNICIPAL BONDS (cost $14,060,175)				13,755,781

NON-CORPORATE FOREIGN AGENCIES 1.7%
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875	01/15/24	1,350	1,380,375
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.375	11/04/16	2,440	2,507,310
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A	4.300	11/12/15	2,000	2,000,020
Sr. Unsec’d. Notes, 144A	6.510	03/07/22	2,200	2,288,440
Sr. Unsec’d. Notes, 144A	9.250	04/23/19	1,950	2,191,312
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A	7.000	05/05/20	4,355	4,527,406
Sr. Unsec’d. Notes, MTN, 144A	9.125	07/02/18	4,785	5,276,802
Majapahit Holding BV (Indonesia),
Gtd. Notes, RegS	7.750	10/17/16	2,000	2,095,000
Gtd. Notes, RegS	7.750	01/20/20	2,180	2,460,130

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	51

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
NON-CORPORATE FOREIGN AGENCIES (Continued)
Majapahit Holding BV (Indonesia), (Continued)
Gtd. Notes, RegS	8.000%	08/07/19		2,250	$2,536,875
Petrobras Global Finance BV (Mexico), Gtd. Notes	2.000	05/20/16		1,300	1,281,150
Petroleos Mexicanos (Mexico),
Gtd. Notes	3.500	01/30/23		750	696,375
Gtd. Notes(b)	4.875	01/24/22		250	254,950
Gtd. Notes	5.500	01/21/21		1,900	2,028,250
Gtd. Notes	5.500	06/27/44		2,190	1,866,318
Gtd. Notes	6.500	06/02/41		1,000	959,800
Power Sector Assets & Liabilities Management Corp. (Philippines), Gov’t. Gtd. Notes, RegS	7.390	12/02/24		2,200	2,871,000
Russian Agricultural Bank OJSC Via RSHB Capital SA (Russia),
Sr. Unsec’d. Notes, 144A	6.299	05/15/17		325	331,748
Sr. Unsec’d. Notes, 144A	7.750	05/29/18		1,485	1,581,139
VTB Bank OJSC Via VTB Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.875	05/29/18		1,425	1,495,181

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $42,180,000)					40,629,581

SOVEREIGN BONDS 3.3%
Brazilian Government International Bond (Brazil), Unsec’d. Notes	11.000	06/26/17	EUR	6,600	8,273,769
Cyprus Government International Bond (Cyprus),
Sr. Unsec’d. Notes, MTN, RegS, 144A	3.750	11/01/15	EUR	1,600	1,759,440
Sr. Unsec’d. Notes, MTN, RegS, 144A	4.625	02/03/20	EUR	300	354,720
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes(c)	5.250	02/01/16	JPY	100,000	797,630
Sr. Unsec’d. Notes, MTN(c)	3.800	08/08/17	JPY	1,010,000	7,372,732
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes(c)	2.110	10/26/17	JPY	400,000	3,317,500
Sr. Unsec’d. Notes	4.125	02/19/18		3,490	3,654,065
Sr. Unsec’d. Notes	5.375	02/21/23		1,250	1,375,150
Sr. Unsec’d. Notes	6.375	03/29/21		3,750	4,312,125
Sr. Unsec’d. Notes	7.625	03/29/41		2,000	2,727,280
Sr. Unsec’d. Notes, RegS	6.000	01/11/19	EUR	545	692,591

See Notes to Financial Statements.

52

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
SOVEREIGN BONDS (Continued)
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, 144A	3.375%	07/30/25	EUR	2,975	$3,151,561
Sr. Unsec’d. Notes, 144A	5.125	01/15/45		1,735	1,626,987
Sr. Unsec’d. Notes, MTN, 144A	2.875	07/08/21	EUR	1,825	1,994,271
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750	03/08/44		3,000	2,850,000
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.750	03/16/25		3,035	3,004,650
Peru Enhanced Pass-Through Finance Ltd. (Peru), Pass-Through Certificates, RegS	1.610(g)	05/31/18		323	311,096
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	7.350	07/21/25		1,000	1,290,000
Portugal Government International Bond (Portugal),
Unsec’d. Notes, MTN, RegS	5.125	10/15/24		5,400	5,702,400
Unsec’d. Notes, MTN, RegS, 144A	5.125	10/15/24		9,100	9,609,600
Republic of Brazil (Brazil), Sr. Unsec’d. Notes	4.875	01/22/21		2,575	2,532,512
Republic of Serbia (Serbia), Sr. Unsec’d. Notes, RegS	6.750(a)	11/01/24		3,677	3,752,483
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A	4.875	01/22/24		920	1,000,500
Sr. Unsec’d. Notes, 144A	6.125	01/22/44		2,100	2,485,262
Sr. Unsec’d. Notes, 144A	6.750	02/07/22		1,200	1,430,400
Sr. Unsec’d. Notes, RegS	6.125	01/22/44		100	118,346
Sr. Unsec’d. Notes, RegS	6.750	02/07/22		1,500	1,788,000
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes	3.750	07/24/26	EUR	500	541,071
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	6.875	01/19/16	EUR	100	110,984

TOTAL SOVEREIGN BONDS (cost $83,715,761)					77,937,125

U.S. TREASURY OBLIGATION 0.2%
U.S. Treasury Bonds (cost $3,857,213)	3.000	05/15/45		3,750	3,794,288

TOTAL LONG-TERM INVESTMENTS (cost $2,317,045,451)					2,282,330,546

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	53

Portfolio of Investments

as of October 31, 2015 continued

Description		Shares	Value (Note 1)
SHORT-TERM INVESTMENTS 12.2%

AFFILIATED MONEY MARKET MUTUAL FUND 11.9%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $283,259,592; includes $268,419,680 of cash collateral for securities on loan)(Note 3)(h)(i)		283,259,592	$283,259,592

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED* 0.3%

Call Options 0.3%
5 Year CDX.NA.IG.25.VI, expiring 01/20/16, Strike Price $65.00	BNP Paribas	77,700	19,389
5 Year U.S. Treasury Notes Futures, expiring 11/20/15, Strike Price $121.00		3,900	1,523
10 Year U.S. Treasury Notes Futures, expiring 11/20/15, Strike Price $129.50		2,400	1,875
Interest Rate Swap Options,
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group	134,500	6,782
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group	67,200	27,437
Receive a fixed rate of 1.00% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	JPMorgan Chase	71,400	18,871
Receive a fixed rate of 1.50% and pay a floating rate based on 3 Month LIBOR, expiring 04/28/16	Citigroup Global Markets	89,410	771,024
Receive a fixed rate of 1.55% and pay a floating rate based on 3 Month LIBOR, expiring 11/09/15	Citigroup Global Markets	145,000	1,847,623
Receive a fixed rate of 1.58% and pay a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	95,390	820,216
Receive a fixed rate of 1.76% and pay a floating rate based on 3 Month LIBOR, expiring 02/23/16	Citigroup Global Markets	152,880	2,347,328
Receive a fixed rate of 1.78% and pay a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	57,870	761,819
Receive a fixed rate of 1.80% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	JPMorgan Chase	71,400	936,323

			7,560,210

Put Options
5 Year CDX.NA.IG.25.VI, expiring 01/20/16, Strike Price $100.00	BNP Paribas	77,700	114,956

See Notes to Financial Statements.

54

Description	Counterparty	Notional Amount (000)#	Value (Note 1)
OPTIONS PURCHASED* (Continued)

Put Options (cont’d.)
10 Year U.S. Treasury Notes Futures, expiring 11/20/15, Strike Price $126.50		30,000	$56,250
90 Day Euro Dollar, expiring 12/14/15, Strike Price $98.75		66,500	1,662
expiring 12/14/15, Strike Price $98.88		66,500	1,663
expiring 12/14/15, Strike Price $99.13		848,250	21,206
expiring 12/14/15, Strike Price $99.38		781,750	19,544

			215,281

TOTAL OPTIONS PURCHASED (cost $6,058,384)			7,775,491

TOTAL SHORT-TERM INVESTMENTS (cost $289,317,976)			291,035,083

TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN 108.0% (cost $2,606,363,427)			2,573,365,629

OPTIONS WRITTEN* (0.1)%

Call Options (0.1)%
5 Year CDX.NA.IG.25.VI, expiring 01/20/16, Strike Price $80.00	BNP Paribas	77,700	(205,628)
10 Year U.S. Treasury Notes Futures, expiring 11/20/15, Strike Price $130.50		30,000	(9,375)
Interest Rate Swap Options,
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group	201,700	(23,065)
Pay a fixed rate of 1.01% and receive a floating rate based on 3 Month LIBOR, expiring 11/09/15	JPMorgan Chase	145,000	(30,606)
Pay a fixed rate of 1.28% and receive a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	95,390	(471,423)
Pay a fixed rate of 1.40% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	JPMorgan Chase	142,800	(397,660)
Pay a fixed rate of 1.48% and receive a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	57,870	(455,737)

			(1,593,494)

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	55

Portfolio of Investments

as of October 31, 2015 continued

Description	Counterparty	Notional Amount (000)#	Value (Note 1)
OPTIONS WRITTEN* (Continued)

Put Options
5 Year CDX.NA.IG.25.VI, expiring 01/20/16, Strike Price $120.00	BNP Paribas	77,700	$(47,915)
10 Year U.S. Treasury Notes Futures, expiring 11/20/15, Strike Price $125.00		30,000	(14,062)
90 Day Euro Dollar,
expiring 12/14/15, Strike Price $99.00		266,000	(6,650)
expiring 12/14/15, Strike Price $99.25		1,497,000	(37,425)

			(106,052)

TOTAL OPTIONS WRITTEN (premiums received $2,256,581)			(1,699,546)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 107.9% (cost $2,604,106,846)(Note 5)			2,571,666,083
Liabilities in excess of other assets(i) (7.9)%			(187,811,979)

NET ASSETS 100.0%			$2,383,854,104

The following abbreviations are used in the annual report:

*	Non-income producing security.

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ABS—Asset-Backed Security

AUD—Australian Dollar

BABs—Build America Bonds

BBSW—Australian Bank Bill Swap Reference Rate

Bps—Basis Points

BRL—Brazilian Real

CAD—Canadian Dollar

CDO—Collateralized Debt Obligation

CDS—Credit Default Swap

CDX—Credit Derivative Index

CHF—Swiss Franc

CLO—Collateralized Loan Obligation

CLP—Chilean Peso

CMBX—Commercial Mortgage Backed Securities Index

See Notes to Financial Statements.

56

CMM—Constant Maturity Mortgage

COLIBOR—Columbia Interbank Offered Rate

COP—Colombian Peso

CPI—Consumer Price Index

CZK—Czech Koruna

EUR—Euro

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corp.

GBP—British Pound

HUF—Hungarian Forint

INR—Indian Rupee

IO—Interest Only

JIBAR—Johannesburg Interbank Agreed Rate

JPY—Japanese Yen

KRW—South Korean Won

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

OIS—Overnight Index Swap

OTC—Over-the-counter

PHP—Philippine Peso

PIK—Payment-in-Kind

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TRY—Turkish Lira

USD—United States Dollar

USOIS—United States Overnight Index Swap

ZAR—South African Rand

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2015.
(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $261,820,246; cash collateral of $268,419,680 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(c)	Indicates a security that has been deemed illiquid. (Unaudited)
(d)	Represents security, or a portion thereof, segregated as collateral for swap contracts.
(e)	Indicates a restricted security; the aggregate original cost of the restricted securities is $43,919,315. The aggregate value, $41,570,054, is approximately 1.7% of net assets.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	57

Portfolio of Investments

as of October 31, 2015 continued

(f)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(g)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(h)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(i)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(j)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at October 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2015	Unrealized Appreciation (Depreciation)
	Long Positions:
3,038	5 Year U.S. Treasury Notes	Dec. 2015	$364,383,920	$363,871,703	$(512,217)
1,700	10 Year U.S. Treasury Notes	Dec. 2015	216,236,008	217,068,750	832,742

					320,525

	Short Positions:
4,159	2 Year U.S. Treasury Notes	Dec. 2015	910,594,288	909,391,344	1,202,944
67	U.S. Ultra Long Bonds	Dec. 2015	10,791,523	10,703,250	88,273

					1,291,217

					$1,611,742

Cash of $1,230,000 has been segregated with Goldman Sachs & Co. to cover requirements for open contracts at October 31, 2015.

Forward foreign currency exchange contracts outstanding at October 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/15/2016	Citigroup Global Markets	AUD	8,512	$6,148,480	$6,046,252	$(102,228)
Expiring 01/15/2016	JPMorgan Chase	AUD	2,344	1,687,000	1,665,157	(21,843)
Expiring 01/15/2016	JPMorgan Chase	AUD	2,667	1,926,900	1,894,841	(32,059)
Brazilian Real,
Expiring 11/04/2015	Barclays Capital Group	BRL	3,766	976,420	975,066	(1,354)
Expiring 11/04/2015	Barclays Capital Group	BRL	7,000	1,822,350	1,812,508	(9,842)
Expiring 11/04/2015	Citigroup Global Markets	BRL	5,933	1,465,780	1,536,432	70,652
Expiring 11/04/2015	Citigroup Global Markets	BRL	6,919	1,710,625	1,791,750	81,125
Expiring 11/04/2015	Credit Suisse First Boston Corp.	BRL	13,000	3,357,310	3,366,129	8,819

See Notes to Financial Statements.

58

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
British Pound,
Expiring 01/28/2016	Bank of America	GBP	5,226	$8,023,888	$8,054,366	$30,478
Canadian Dollar,
Expiring 01/15/2016	BNP Paribas	CAD	2,199	1,671,000	1,681,385	10,385
Expiring 01/15/2016	BNP Paribas	CAD	5,313	4,130,700	4,061,812	(68,888)
Expiring 01/15/2016	JPMorgan Chase	CAD	4,701	3,624,400	3,593,362	(31,038)
Expiring 01/15/2016	JPMorgan Chase	CAD	4,708	3,644,700	3,599,362	(45,338)
Expiring 01/15/2016	JPMorgan Chase	CAD	4,715	3,644,700	3,604,101	(40,599)
Chilean Peso,
Expiring 11/06/2015	Credit Suisse First Boston Corp.	CLP	984,804	1,457,889	1,423,224	(34,665)
Expiring 11/16/2015	Credit Suisse First Boston Corp.	CLP	1,000,363	1,461,879	1,444,306	(17,573)
Expiring 11/19/2015	JPMorgan Chase	CLP	985,752	1,457,888	1,422,794	(35,094)
Colombian Peso,
Expiring 11/19/2015	Morgan Stanley	COP	6,825,253	2,332,622	2,350,617	17,995
Expiring 11/25/2015	Barclays Capital Group	COP	6,060,810	1,955,100	2,085,840	130,740
Expiring 11/25/2015	Citigroup Global Markets	COP	6,070,586	1,955,100	2,089,204	134,104
Czech Koruna,
Expiring 01/22/2016	JPMorgan Chase	CZK	417,209	17,531,988	16,978,857	(553,131)
Euro,
Expiring 01/28/2016	Citigroup Global Markets	EUR	2,034	2,227,284	2,241,155	13,871
Hungarian Forint,
Expiring 01/22/2016	Citigroup Global Markets	HUF	733,276	2,680,875	2,592,879	(87,996)
Indian Rupee,
Expiring 11/09/2015	UBS AG	INR	176,020	2,723,076	2,689,300	(33,776)
Expiring 01/12/2016	UBS AG	INR	241,347	3,665,101	3,644,280	(20,821)
Israeli Shekel,
Expiring 01/20/2016	JPMorgan Chase	ILS	13,908	3,619,448	3,598,021	(21,427)
Japanese Yen,
Expiring 01/28/2016	Citigroup Global Markets	JPY	576,693	4,774,200	4,787,482	13,282
Mexican Peso,
Expiring 01/22/2016	Citigroup Global Markets	MXN	65,899	3,950,956	3,965,589	14,633
New Zealand Dollar,
Expiring 01/15/2016	BNP Paribas	NZD	5,361	3,644,700	3,609,826	(34,874)
Expiring 01/15/2016	JPMorgan Chase	NZD	2,487	1,669,000	1,674,507	5,507
Expiring 01/15/2016	JPMorgan Chase	NZD	5,367	3,644,700	3,613,980	(30,720)
Expiring 01/15/2016	UBS AG	NZD	5,345	3,644,700	3,598,987	(45,713)
Norwegian Krone,
Expiring 01/22/2016	JPMorgan Chase	NOK	44,727	5,473,530	5,257,466	(216,064)

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	59

Portfolio of Investments

as of October 31, 2015 continued

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Philippine Peso,
Expiring 11/04/2015	Citigroup Global Markets	PHP	129,253	$2,804,420	$2,760,026	$(44,394)
Polish Zloty,
Expiring 01/22/2016	Morgan Stanley	PLN	14,599	3,859,155	3,769,419	(89,736)
Russian Ruble,
Expiring 01/26/2016	Barclays Capital Group	RUB	91,891	1,445,958	1,402,335	(43,623)
South African Rand,
Expiring 01/26/2016	Barclays Capital Group	ZAR	15,007	1,078,981	1,067,398	(11,583)
Expiring 01/26/2016	Barclays Capital Group	ZAR	64,074	4,673,194	4,557,313	(115,881)
Swedish Krona,
Expiring 01/22/2016	Morgan Stanley	SEK	29,952	3,624,400	3,513,575	(110,825)
Turkish Lira,
Expiring 12/03/2015	Barclays Capital Group	TRY	11,096	3,656,100	3,769,136	113,036
Expiring 12/03/2015	Barclays Capital Group	TRY	11,562	3,905,601	3,927,250	21,649
Expiring 12/03/2015	Citigroup Global Markets	TRY	3,713	1,204,381	1,261,217	56,836
Expiring 12/03/2015	Citigroup Global Markets	TRY	3,713	1,204,381	1,261,217	56,836
Expiring 12/03/2015	Deutsche Bank AG	TRY	4,909	1,669,000	1,667,410	(1,590)

				$142,829,860	$141,707,133	$(1,122,727)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/15/2016	Bank of America	AUD	5,032	$3,637,200	$3,574,361	$62,839
Expiring 01/15/2016	Bank of America	AUD	3,386	2,387,100	2,405,554	(18,454)
Expiring 01/15/2016	Citigroup Global Markets	AUD	5,065	3,661,500	3,597,917	63,583
Expiring 01/15/2016	Citigroup Global Markets	AUD	3,372	2,384,100	2,395,297	(11,197)
Expiring 01/15/2016	JPMorgan Chase	AUD	5,036	3,644,700	3,577,351	67,349
Brazilian Real,
Expiring 11/04/2015	Barclays Capital Group	BRL	10,166	2,520,100	2,632,435	(112,335)
Expiring 11/04/2015	Barclays Capital Group	BRL	7,000	1,813,896	1,812,508	1,388
Expiring 11/04/2015	Barclays Capital Group	BRL	3,766	975,813	975,066	747
Expiring 11/04/2015	Citigroup Global Markets	BRL	6,919	1,793,122	1,791,750	1,372
Expiring 11/04/2015	Citigroup Global Markets	BRL	6,877	1,710,625	1,780,676	(70,051)
Expiring 11/04/2015	Citigroup Global Markets	BRL	5,933	1,537,609	1,536,432	1,177
Expiring 11/04/2015	Citigroup Global Markets	BRL	2,831	722,979	733,116	(10,137)
Expiring 11/04/2015	Citigroup Global Markets	BRL	2,831	722,979	733,115	(10,136)

See Notes to Financial Statements.

60

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 11/04/2015	Credit Suisse First Boston Corp.	BRL	13,000	$3,368,707	$3,366,129	$2,578
Expiring 11/04/2015	JPMorgan Chase	BRL	13,913	3,639,158	3,602,543	36,615
Expiring 12/02/2015	Citigroup Global Markets	BRL	2,857	716,136	732,761	(16,625)
Expiring 12/02/2015	Credit Suisse First Boston Corp.	BRL	13,000	3,323,831	3,334,074	(10,243)
Canadian Dollar,
Expiring 01/15/2016	BNP Paribas	CAD	4,741	3,624,400	3,624,416	(16)
Expiring 01/15/2016	Citigroup Global Markets	CAD	8,455	6,511,054	6,463,617	47,437
Expiring 01/15/2016	JPMorgan Chase	CAD	3,165	2,409,901	2,419,242	(9,341)
Colombian Peso,
Expiring 11/25/2015	Barclays Capital Group	COP	11,760,574	3,767,000	4,047,425	(280,425)
Expiring 11/25/2015	Citigroup Global Markets	COP	7,104,957	2,424,900	2,445,185	(20,285)
Czech Koruna,
Expiring 01/22/2016	JPMorgan Chase	CZK	117,083	4,825,400	4,764,848	60,552
Euro,
Expiring 01/28/2016	Citigroup Global Markets	EUR	20,029	22,111,833	22,063,422	48,411
Expiring 01/28/2016	Citigroup Global Markets	EUR	7,733	8,647,133	8,518,587	128,546
Expiring 01/28/2016	Citigroup Global Markets	EUR	5,890	6,436,900	6,487,820	(50,920)
Expiring 01/28/2016	Citigroup Global Markets	EUR	2,282	2,595,305	2,513,826	81,479
Expiring 01/28/2016	JPMorgan Chase	EUR	32,459	36,884,671	35,756,364	1,128,307
Israeli Shekel,
Expiring 01/20/2016	Barclays Capital Group	ILS	15,072	3,933,729	3,898,984	34,745
Japanese Yen,
Expiring 01/28/2016	Citigroup Global Markets	JPY	1,206,666	9,993,747	10,017,278	(23,531)
Expiring 01/28/2016	Morgan Stanley	JPY	862,036	7,153,000	7,156,294	(3,294)
Mexican Peso,
Expiring 01/22/2016	BNP Paribas	MXN	48,280	2,899,600	2,905,304	(5,704)
New Zealand Dollar,
Expiring 01/15/2016	Bank of America	NZD	1,478	976,400	995,483	(19,083)
Expiring 01/15/2016	Goldman Sachs & Co.	NZD	6,172	4,146,001	4,155,848	(9,847)
Expiring 01/15/2016	JPMorgan Chase	NZD	3,602	2,416,300	2,425,675	(9,375)
Expiring 01/15/2016	JPMorgan Chase	NZD	2,859	1,926,900	1,925,234	1,666
Expiring 01/15/2016	JPMorgan Chase	NZD	2,511	1,687,000	1,690,954	(3,954)
Expiring 01/15/2016	UBS AG	NZD	5,390	3,624,400	3,629,658	(5,258)
Expiring 01/15/2016	UBS AG	NZD	3,688	2,441,000	2,483,280	(42,280)
Philippine Peso,
Expiring 11/04/2015	UBS AG	PHP	121,292	2,632,500	2,590,041	42,459

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	61

Portfolio of Investments

as of October 31, 2015 continued

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Singapore Dollar,
Expiring 01/26/2016	Credit Suisse First Boston Corp.	SGD	34,457	$24,646,099	$24,527,139	$118,960
Expiring 01/26/2016	Goldman Sachs & Co.	SGD	8,422	5,967,800	5,994,945	(27,145)
South African Rand,
Expiring 11/06/2015	Barclays Capital Group	ZAR	20,631	1,465,781	1,489,239	(23,458)
Expiring 11/06/2015	Citigroup Global Markets	ZAR	85,579	6,512,845	6,177,506	335,339
Expiring 01/26/2016	Barclays Capital Group	ZAR	19,862	1,445,958	1,412,674	33,284
South Korean Won,
Expiring 11/16/2015	Citigroup Global Markets	KRW	2,693,488	2,343,386	2,361,338	(17,952)
Expiring 12/11/2015	Barclays Capital Group	KRW	1,636,414	1,430,432	1,433,412	(2,980)
Swedish Krona,
Expiring 01/22/2016	Barclays Capital Group	SEK	40,798	4,825,400	4,785,919	39,481
Expiring 01/22/2016	Deutsche Bank AG	SEK	30,373	3,619,100	3,562,950	56,150
Expiring 01/22/2016	Deutsche Bank AG	SEK	2,409	289,892	282,590	7,302
Swiss Franc,
Expiring 01/28/2016	Barclays Capital Group	CHF	5,893	6,021,600	5,982,208	39,392
Expiring 01/28/2016	UBS AG	CHF	37,483	38,264,123	38,047,871	216,252
Turkish Lira,
Expiring 12/03/2015	BNP Paribas	TRY	6,756	2,313,534	2,294,782	18,752
Expiring 12/03/2015	BNP Paribas	TRY	4,233	1,438,642	1,437,817	825
Expiring 12/03/2015	Citigroup Global Markets	TRY	29,674	10,237,118	10,079,559	157,559

				$293,450,339	$291,429,819	$2,020,520

						$897,793

Cross currency exchange contracts outstanding at October 31, 2015:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Depreciation	Counterparty
OTC Cross currency exchange contracts:
01/22/2016	Buy	EUR	3,204	PLN	13,692	$(6,432)	Morgan Stanley
01/22/2016	Buy	EUR	3,619	HUF	1,131,822	(16,567)	UBS AG
01/22/2016	Buy	EUR	4,310	NOK	40,700	(37,243)	Bank of America
01/22/2016	Buy	EUR	430	NOK	4,068	(4,444)	JPMorgan Chase
01/22/2016	Buy	SEK	40,222	EUR	4,310	(29,262)	Bank of America
01/28/2016	Buy	EUR	6,495	CHF	7,071	(23,359)	Citigroup Global Markets

						$(117,307)

See Notes to Financial Statements.

62

Forward rate agreements outstanding at October 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC forward rate agreements:
110,400	12/21/15	3.092%	CMM 102(1)	$(106,865)	$—	$(106,865)	Citigroup Global Markets
110,400	12/21/15	3.097%	CMM 102(1)	(101,345)	—	(101,345)	Citigroup Global Markets
110,400	11/23/15	3.102%	CMM 102(1)	(178,035)	—	(178,035)	Citigroup Global Markets

				$(386,245)	$—	$(386,245)

(1)	The Fund pays the fixed rate and receives the floating rate.

Currency swap agreements outstanding at October 31, 2015:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC swap agreements:
196	3 Month LIBOR	EUR	150	3 Month EURIBOR minus 31.70 bps	Barclays Capital Group	12/14/15	$30,723	$—	$30,723
602	3 Month LIBOR	JPY	60,000	3 Month JPY LIBOR minus 54.00 bps	Barclays Capital Group	10/12/16	105,392	—	105,392
1,817	3 Month LIBOR	GBP	1,200	3 Month GBP LIBOR minus 14.25 bps	Barclays Capital Group	04/05/18	(28,824)	—	(28,824)
254	3 Month LIBOR	EUR	200	3 Month EURIBOR minus 31.25 bps	Citigroup Global Markets	11/15/15	33,910	—	33,910
121	3 Month LIBOR plus 412 bps	EUR	100	4.500%	Citigroup Global Markets	11/30/15	6,796	(1,140)	7,936
1,079	3 Month LIBOR	EUR	820	3 Month EURIBOR minus 30.00 bps	Citigroup Global Markets	12/18/15	177,647	—	177,647
707	3 Month LIBOR	EUR	600	3 Month EURIBOR minus 21.25 bps	Citigroup Global Markets	01/16/17	48,221	—	48,221
1,810	3 Month LIBOR	EUR	1,560	3 Month EURIBOR minus 24.50 bps	Citigroup Global Markets	01/16/17	95,806	—	95,806
64	3 Month LIBOR plus 423 bps	JPY	5,000	3.450%	Citigroup Global Markets	03/24/17	23,871	1,542	22,329
2,013	3 Month LIBOR	JPY	200,000	3 Month JPY LIBOR minus 53.25 bps	Citigroup Global Markets	04/24/17	355,557	—	355,557
43	3 Month LIBOR plus 208 bps	EUR	35	4.250%	Citigroup Global Markets	07/14/17	2,311	(4,000)	6,311
79	3 Month LIBOR plus 220 bps	EUR	65	4.250%	Citigroup Global Markets	07/14/17	4,224	(6,770)	10,994
6,211	3 Month LIBOR	EUR	4,700	3 Month EURIBOR minus 29.75 bps	Deutsche Bank AG	12/31/15	1,043,289	—	1,043,289
9,427	3 Month LIBOR	JPY	961,510	3 Month JPY LIBOR minus 31.25 bps	Deutsche Bank AG	05/14/17	1,433,372	—	1,433,372

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	63

Portfolio of Investments

as of October 31, 2015 continued

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC swap agreements (cont’d.):
4,025	3 Month LIBOR	EUR	3,500	3 Month EURIBOR minus 25.00 bps	Goldman Sachs & Co.	01/20/17	$174,708	$—	$174,708
1,686	3 Month LIBOR	EUR	1,290	3 Month EURIBOR minus 30.50 bps	Hong Kong & Shanghai Bank	12/17/15	269,004	—	269,004
724	3 Month LIBOR	EUR	550	3 Month EURIBOR minus 30.25 bps	Hong Kong & Shanghai Bank	12/19/15	119,426	—	119,426
800	3 Month LIBOR	CHF	700	3 Month CHF LIBOR minus 13.30 bps	Hong Kong & Shanghai Bank	03/21/16	91,078	—	91,078
2,656	3 Month LIBOR	GBP	1,745	3 Month GBP LIBOR minus 9.50 bps	Hong Kong & Shanghai Bank	06/04/18	(31,684)	—	(31,684)
123	3 Month LIBOR plus 398 bps	EUR	100	4.500%	JPMorgan Chase	11/30/15	8,108	(2,121)	10,229
JPY 1,010,000	3 Month JPY LIBOR minus 43.35 bps		8,574	3 Month LIBOR	JPMorgan Chase	11/26/16	(198,852)	—	(198,852)
JPY 4,040,000	3 Month JPY LIBOR minus 42.10 bps		34,223	3 Month LIBOR	JPMorgan Chase	11/28/16	(718,025)	—	(718,025)
32,517	3 Month LIBOR	EUR	28,300	3 Month EURIBOR minus 26.95	JPMorgan Chase	02/17/17	1,270,994	—	1,270,994
3,310	3 Month LIBOR	JPY	400,000	3 Month JPY LIBOR minus 54.25 bps	JPMorgan Chase	10/26/17	(16,394)	—	(16,394)
8,574	3 Month LIBOR	JPY	1,010,000	3 Month JPY LIBOR minus 69.88 bps	JPMorgan Chase	11/26/24	152,372	—	152,372
34,223	3 Month LIBOR	JPY	4,040,000	3 Month JPY LIBOR minus 67.32 bps	JPMorgan Chase	11/28/24	455,520	—	455,520

							$4,908,550	$(12,489)	$4,921,039

Interest rate swap agreements outstanding at October 31, 2015:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2015	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
AUD	6,500	03/07/29	4.743%	6 Month BBSW(2)	$(163,977)	$847,274	$1,011,251
AUD	1,700	02/09/30	3.040%	6 Month BBSW(2)	8,244	(15,108)	(23,352)
CAD	55,950	01/09/20	1.710%	3 Month Canadian Banker’s Acceptance(1)	(29,098)	(1,077,873)	(1,048,775)
EUR	16,000	08/13/17	0.099%	1 Day EUR OIS(1)	14,353	(118,059)	(132,412)
EUR	13,800	08/01/19	0.346%	1 Day EUR OIS(1)	41,632	(290,214)	(331,846)
EUR	17,150	05/12/25	0.895%	6 Month EURIBOR(2)	(28,986)	85,867	114,853

See Notes to Financial Statements.

64

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2015	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements (cont’d.):
EUR	2,500	08/19/25	0.994%	6 Month EURIBOR(2)	$345	$31,105	$30,760
GBP	7,170	11/03/24	1.960%	1 Day GBP OIS(1)	3,018	(546,158)	(549,176)
GBP	5,750	01/08/25	1.325%	1 Day GBP OIS(1)	(4,077)	120,524	124,601
MXN	15,000	12/02/15	5.080%	28 Day Mexican Interbank Rate(2)	(2,947)	1,429	4,376
MXN	460,000	02/09/18	4.630%	28 Day Mexican Interbank Rate(2)	(14,894)	154,850	169,744
MXN	200,000	04/18/19	5.480%	28 Day Mexican Interbank Rate(2)	(75,797)	251,738	327,535
MXN	125,350	08/20/19	5.110%	28 Day Mexican Interbank Rate(2)	(37,756)	39,031	76,787
MXN	2,900	05/25/22	6.370%	28 Day Mexican Interbank Rate(2)	(2,144)	6,065	8,209
MXN	162,700	08/13/24	6.120%	28 Day Mexican Interbank Rate(2)	(48,419)	(19,562)	28,857
MXN	124,750	12/27/24	5.795%	28 Day Mexican Interbank Rate(2)	12,120	(227,026)	(239,146)
MXN	47,600	07/27/34	6.720%	28 Day Mexican Interbank Rate(2)	(1,350)	(52,764)	(51,414)
SEK	178,150	08/14/25	1.220%	3 Month STIBOR(2)	(100,773)	(165,061)	(64,288)
	875,000	01/27/16	0.287%	1 Day USOIS(1)	2,118	(53,624)	(55,742)
	35,555	06/30/16	0.618%	3 Month LIBOR(1)	239	(37,923)	(38,162)
	112,690	06/30/16	0.655%	3 Month LIBOR(1)	431	(148,079)	(148,510)
	80,000	08/01/16	0.743%	3 Month LIBOR(1)	350	(158,588)	(158,938)
	50,000	08/04/16	0.733%	3 Month LIBOR(1)	275	(95,817)	(96,092)
	460,000	08/06/16	0.677%	3 Month LIBOR(1)	1,300	(682,140)	(683,440)
	900,000	08/07/16	0.689%	3 Month LIBOR(1)	130,835	(1,407,547)	(1,538,382)
	55,800	09/30/16	0.877%	3 Month LIBOR(1)	290	(177,398)	(177,688)
	38,000	10/02/16	0.834%	3 Month LIBOR(1)	245	(105,427)	(105,672)
	61,500	10/07/16	0.805%	3 Month LIBOR(1)	303	(154,796)	(155,099)
	171,500	10/08/16	0.815%	3 Month LIBOR(1)	(431,465)	(450,036)	(18,571)
	43,600	11/10/16	0.739%	3 Month LIBOR(1)	259	(79,799)	(80,058)
	525,350	02/27/17	0.864%	3 Month LIBOR(1)	(337,024)	(1,434,092)	(1,097,068)
	133,000	03/11/17	0.966%	3 Month LIBOR(1)	(900,354)	(546,832)	353,522
	317,460	03/11/17	0.966%	3 Month LIBOR(1)	(593,688)	(1,305,243)	(711,555)
	207,000	08/21/17	1.250%	3 Month LIBOR(2)	650	1,690,291	1,689,641
	131,420	10/30/17	1.000%	3 Month LIBOR(1)	446	395,281	394,835
	263,500	05/15/21	2.202%	3 Month LIBOR(1)	(3,255,762)	(8,684,285)	(5,428,523)
	2,570	07/31/21	2.290%	3 Month LIBOR(1)	(42,741)	(96,014)	(53,273)
	54,000	12/31/21	1.842%	3 Month LIBOR(1)	442	(520,474)	(520,916)
	167,900	06/30/22	2.020%	3 Month LIBOR(1)	1,057	(2,474,474)	(2,475,531)
	24,000	04/03/23	2.015%	3 Month LIBOR(1)	387,010	(305,727)	(692,737)
	16,300	06/20/23	2.604%	3 Month LIBOR(1)	(423,982)	(882,728)	(458,746)
	101,900	09/24/23	2.903%	3 Month LIBOR(1)	(4,887,263)	(7,762,864)	(2,875,601)
	98,000	08/15/24	2.559%	3 Month LIBOR(1)	(1,570,311)	(4,757,477)	(3,187,166)
	56,550	09/09/24	2.558%	3 Month LIBOR(1)	(904,581)	(2,728,029)	(1,823,448)
	4,300	02/23/25	2.232%	3 Month LIBOR(1)	181	(81,122)	(81,303)
	50,000	02/25/25	2.208%	3 Month LIBOR(1)	510	(839,372)	(839,882)

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	65

Portfolio of Investments

as of October 31, 2015 continued

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2015	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements (cont’d.):
	8,500	02/15/40	3.193%	3 Month LIBOR(1)	$(567,614)	$(1,120,166)	$(552,552)
	14,000	02/15/41	2.647%	3 Month LIBOR(1)	402	(376,192)	(376,594)
	1,300	12/12/42	2.590%	3 Month LIBOR(1)	65,803	(18,117)	(83,920)
	13,400	08/21/44	3.190%	3 Month LIBOR(1)	(926,224)	(1,892,211)	(965,987)
	4,000	07/02/45	2.937%	3 Month LIBOR(1)	222	(350,759)	(350,981)
ZAR	234,500	08/26/20	7.855%	3 Month JIBAR(2)	(19,990)	173,181	193,171
ZAR	11,500	10/22/23	7.625%	3 Month JIBAR(2)	1,900	(19,182)	(21,082)
ZAR	88,600	11/14/23	8.190%	3 Month JIBAR(2)	(70,521)	64,378	134,899
ZAR	50,000	01/08/25	7.540%	3 Month JIBAR(2)	17,159	(139,422)	(156,581)
ZAR	14,200	01/12/25	7.430%	3 Month JIBAR(2)	6,428	(46,998)	(53,426)
ZAR	34,200	01/13/25	7.430%	3 Month JIBAR(2)	15,509	(113,202)	(128,711)
ZAR	85,600	01/13/25	7.440%	3 Month JIBAR(2)	37,928	(279,340)	(317,268)

					$(14,689,734)	$(38,976,307)	$(24,286,573)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements:
AUD	360	12/19/32	4.423%	6 Month BBSW(2)	$42,660	$—	$42,660	Barclays Capital Group
AUD	450	12/20/32	4.420%	6 Month BBSW(2)	52,893	—	52,893	Citigroup Global Markets
CLP	2,525,000	02/25/20	3.910%	1 Day CLP OIS(2)	(32,278)	—	(32,278)	JPMorgan Chase
COP	730,000	02/13/20	5.050%	1 Day COLIBOR OIS(2)	(11,164)	—	(11,164)	Deutsche Bank AG
COP	2,760,000	04/17/20	5.050%	1 Day COLIBOR OIS(2)	(45,870)	—	(45,870)	Deutsche Bank AG
COP	5,490,000	04/10/25	6.020%	1 Day COLIBOR OIS(2)	(134,829)	—	(134,829)	JPMorgan Chase
MXN	143,100	06/20/18	6.020%	28 Day Mexican Interbank Rate(2)	334,640	—	334,640	Credit Suisse First Boston Corp.
MXN	173,100	11/09/18	5.410%	28 Day Mexican Interbank Rate(2)	233,385	—	233,385	Deutsche Bank AG
MXN	19,300	04/28/23	5.100%	28 Day Mexican Interbank Rate(2)	(63,875)	—	(63,875)	Barclays Capital Group
	100,250	11/30/17	1.170%	3 Month LIBOR(1)	(1,046,475)	—	(1,046,475)	Credit Suisse First Boston Corp.
	6,740	08/28/20	1.408%	3 Month U.S. CPI Urban Consumers NAS(1)	1,714	—	1,714	JPMorgan Chase

See Notes to Financial Statements.

66

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements (cont’d.):
	18,710	10/01/20	1.290%	3 Month U.S. CPI Urban Consumers NAS(1)	$119,096	$—	$119,096	JPMorgan Chase
ZAR	20,000	09/03/33	8.970%	3 Month JIBAR(2)	65,730	—	65,730	Hong Kong & Shanghai Bank

					$(484,373)	$—	$(484,373)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at October 31, 2015:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2015	Unrealized Appreciation
Exchange-traded credit default swaps on credit indices—Buy Protection (1):
CDX.NA.IG.22.V1	06/20/20	1.000%	236,250	$(4,253,570)	$(2,644,561)	$1,609,009

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2015	Unrealized Depreciation
Exchange-traded credit default swaps on credit indices—Sell Protection (2):
CDX.NA.HY.17.V6	12/20/16	5.000%	73,600	$5,929,426	$3,013,920	$(2,915,506)
CDX.NA.HY.18.V3	06/20/17	5.000%	14,250	1,310,417	728,175	(582,242)

				$7,239,843	$3,742,095	$(3,497,748)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection (2):
CDX.NA.HY.17.V6	12/20/16	5.000%	5,980	$278,076	$273,252	$4,824	Deutsche Bank AG
CDX.NA.HY.17.V6	12/20/16	5.000%	8,510	395,724	367,585	28,139	Deutsche Bank AG
CDX.NA.HY.17.V6	12/20/16	5.000%	3,220	149,733	135,061	14,672	Credit Suisse First Boston Corp.
CDX.NA.HY.17.V6	12/20/16	5.000%	5,290	245,991	231,805	14,186	Deutsche Bank AG
CDX.NA.HY.18.V3	06/20/17	5.000%	950	54,415	(74,152)	128,567	Citigroup Global Markets

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	67

Portfolio of Investments

as of October 31, 2015 continued

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection (2) (cont’d.):
CDX.NA.HY.18.V3	06/20/17	5.000%	2,850	$163,243	$(76,396)	$239,639	Citigroup Global Markets
CDX.NA.HY.18.V3	06/20/17	5.000%	1,900	108,829	(39,056)	147,885	Goldman Sachs & Co.
CMBX.NA.6.AA	05/11/63	1.500%	7,000	(50,511)	38,818	(89,329)	UBS AG
CMBX.NA.6.AA	05/11/63	1.500%	23,500	(169,573)	296,195	(465,768)	Credit Suisse First Boston Corp.
CMBX.NA.6.AA	05/11/63	1.500%	23,500	(169,573)	312,157	(481,730)	Credit Suisse First Boston Corp.
CMBX.NA.6.AA	05/11/63	1.500%	23,000	(165,965)	268,547	(434,512)	Deutsche Bank AG

				$840,389	$1,733,816	$(893,427)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2015(5)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on sovereign issues—Sell Protection (2):
Kingdom of Spain	12/20/20	1.000%	32,160	0.884%	$220,352	$(65,228)	$285,580	JPMorgan Chase
Mexico United Mexican States Government	12/20/20	1.000%	7,000	1.503%	(163,121)	(123,938)	(39,183)	Goldman Sachs & Co.
Peoples Republic of China	03/20/22	1.000%	5,000	1.241%	(65,623)	(79,787)	14,164	Deutsche Bank AG
Republic of Indonesia	09/20/20	1.000%	8,000	2.102%	(389,880)	(322,295)	(67,585)	Barclays Capital Group
Republic of Italy	09/20/20	1.000%	12,000	0.997%	15,433	(63,449)	78,882	JPMorgan Chase
Republic of Panama Government	09/20/20	1.000%	1,700	1.569%	(42,813)	(43,543)	730	Deutsche Bank AG
Republic of Portugal	12/20/20	1.000%	1,800	1.722%	(60,038)	(63,832)	3,794	Goldman Sachs & Co.
Republic of Slovenia	09/20/20	1.000%	25,000	1.104%	(92,718)	(181,167)	88,449	Barclays Capital Group
Republic of Slovenia	09/20/20	1.000%	2,500	1.104%	(9,272)	(18,359)	9,087	Barclays Capital Group
Republic of Turkey	09/20/20	1.000%	2,000	2.444%	(128,226)	(148,016)	19,790	Barclays Capital Group

					$(715,906)	$(1,109,614)	$393,708

See Notes to Financial Statements.

68

Total return swap agreements outstanding at October 31, 2015:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC total return swap agreements:
JPMorgan Chase	01/12/41	4,771	Pay fixed payment based on the IOS.FN30.450.10 Index and receive variable payments based on the 1 Month LIBOR	$10,699	$(84,773)	$95,472
Barclays Capital Group	12/04/15	50,000	Pay fixed payments of 0.14% and receive variable payments based on the Federal National Mortgage Assoc. 30 Year TBA	(170,716)	—	(170,716)
Credit Suisse First Boston Corp.	01/12/41	18,413	Receive fixed payments based on the IOS.FN30.400.13 Index and pay variable payments based on the 1 Month LIBOR	41,960	(50,419)	92,379

				$(118,057)	$(135,192)	$17,135

Cash of $41,820,000 has been segregated with Citigroup Global Markets to cover requirements for open exchange-traded and cleared swap contracts at October 31, 2015.

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	69

Portfolio of Investments

as of October 31, 2015 continued

(4)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when comprised to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of the emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Debt Obligation	$—	$2,450,362	$—
Collateralized Loan Obligations	—	357,454,982	—
Non-Residential Mortgage-Backed Securities	—	49,502,128	14,607,300
Residential Mortgage-Backed Securities	—	406,330,443	4,939,860
Bank Loans	—	96,625,698	1,375,465
Commercial Mortgage-Backed Securities	—	137,474,992	—
Corporate Bonds	—	1,031,860,340	—
Mortgage-Backed Securities	—	43,592,201	—
Municipal Bonds	—	13,755,781	—
Non-Corporate Foreign Agencies	—	40,629,581	—

See Notes to Financial Statements.

70

	Level 1	Level 2	Level 3
Sovereign Bonds	$—	$77,937,125	$—
U.S. Treasury Obligation	—	3,794,288	—
Affiliated Money Market Mutual Fund	283,259,592	—	—
Options Purchased	103,723	7,671,768	—
Options Written	(67,512)	(1,632,034)	—
Other Financial Instruments*
Futures Contracts	1,611,742	—	—
OTC Forward Foreign Currency Exchange Contracts	—	897,793	—
OTC Cross Currency Exchange Contracts	—	(117,307)	—
OTC Forward Rate Agreements	—	—	(386,245)
OTC Currency Swap Agreements	—	4,908,550	—
OTC interest rate swaps	—	(484,373)	—
Exchange-traded interest rate swaps	—	(24,286,573)	—
Exchange-traded credit default swaps	—	(1,888,739)	—
OTC credit default swaps	—	124,483	—
OTC Total Return Swap Agreements	—	(118,057)	—

Total	$284,907,545	$2,246,483,432	$20,536,380

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Collateralized Loan Obligations	Forward Rate Agreements	Corporate Bonds	Non-Residential Mortgage- Backed Securities	Residential Mortgage- Backed Securities
Balance as of 10/31/14	$3,949,600	$37,138,500	$—	$8,352,285	$—	$18,261,627
Realized gain (loss)	(730)	—	—	—	—	—
Change in unrealized appreciation (depreciation)**	(242,700)	—	(386,245)	—	8,271	11,427
Purchases	—	—	—	—	14,599,029	4,927,637
Sales	(3,939,925)	—	—	—	—	—
Accrued discount/premium	955	—	—	—	—	796
Transfer into Level 3	1,608,265	—	—	—	—	—
Transfer out of Level 3	—	(37,138,500)	—	(8,352,285)	—	(18,261,627)

Balance as of 10/31/15	$1,375,465	$—	$(386,245)	$—	$14,607,300	$4,939,860

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and exchange-traded swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument, and OTC swap contracts which are recorded at fair value.
**	Of which, $(584,296) was relating to securities held at the reporting period end.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	71

Portfolio of Investments

as of October 31, 2015 continued

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2015	Valuation Methodology	Unobservable Inputs
Bank Loans	$1,375,465	Market Approach	Single Broker Indicative Quote
Non-Residential Mortgage-Backed Securities	14,607,300	Market Approach	Single Broker Indicative Quote
Residential Mortgage-Backed Securities	4,939,860	Market Approach	Single Broker Indicative Quote
OTC Forward Rate Agreements	(386,245)	Model Pricing	Forward Rate Adjustment

	$20,536,380

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Collateralized Loan Obligations	$37,138,500	L3 to L2	Single to Multiple broker quote
Residential Mortgage-Backed Securities	18,261,627	L3 to L2	Single to Multiple broker quote
Corporate Bonds	8,352,285	L3 to L2	Single to Multiple broker quote
Bank Loans	1,608,265	L2 to L3	Multiple to Single broker quote

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2015 were as follows (Unaudited):

Residential Mortgage-Backed Securities	17.2%
Collateralized Loan Obligations	15.0
Affiliated Money Market Mutual Fund	11.9
Banks	7.0
Commercial Mortgage-Backed Securities	5.8
Telecommunications	3.7
Sovereign Bonds	3.3
Non-Residential Mortgage-Backed Securities	2.7
Healthcare-Services	2.6
Media	2.4
Mortgage-Backed Securities	1.8
Insurance	1.8
Retail	1.7
Non-Corporate Foreign Agencies	1.7
Electric	1.7
Chemicals	1.6
Entertainment	1.6%
Food	1.5
Diversified Financial Services	1.4
Building Materials	1.3
Pharmaceuticals	1.3
Auto Manufacturers	1.1
Healthcare-Products	1.0
Semiconductors	1.0
Oil & Gas	1.0
Commercial Services	0.9
Software	0.8
Healthcare & Pharmaceutical	0.8
Lodging	0.8
Home Builders	0.7
Auto Parts & Equipment	0.7
Pipelines	0.7

See Notes to Financial Statements.

72

Mining	0.7%
Technology	0.6
Municipal Bonds	0.6
Airlines	0.6
Food & Beverage	0.5
Electronics	0.4
Miscellaneous Manufacturing	0.4
Iron/Steel	0.4
Distribution/Wholesale	0.4
Capital Goods	0.3
Options Purchased	0.3
Forest & Paper Products	0.3
Beverages	0.3
Media & Entertainment	0.3
Consumer	0.3
Real Estate Investment Trusts (REITs)	0.2
Machinery-Construction & Mining	0.2
Gas	0.2
Transportation	0.2
Cosmetics/Personal Care	0.2
Office/Business Equipment	0.2
Housewares	0.2%
Agriculture	0.2
Cable	0.2
U.S. Treasury Obligation	0.2
Environmental Control	0.1
Holding Companies—Diversified	0.1
Biotechnology	0.1
Automotive	0.1
Collateralized Debt Obligation	0.1
Packaging & Containers	0.1
Retailers	0.1
Gaming	0.1
Food Service	0.1
Brokerage	0.1
Electrical Components & Equipment	0.1
Options Written	(0.1)

107.9
Liabilities in excess of other assets	(7.9)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on OTC swap agreements	$1,078,388		Unrealized depreciation on OTC swap agreements	$1,578,107
Credit contracts	Premiums paid for OTC swap agreements	1,923,420		Premiums received for OTC swap agreements	1,299,218
Credit contracts	Due from/to broker—variation margin swaps	1,609,009	*	Due from/to broker—variation margin swaps	3,497,748	*

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	73

Portfolio of Investments

as of October 31, 2015 continued

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unaffiliated Investments	$134,345		Options written outstanding, at value	$253,543
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	3,614,494		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,716,701
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	—		Unrealized depreciation on OTC cross currency exchange contracts	117,307
Interest rate contracts	Due from/to broker—variation margin futures	2,123,959	*	Due from/to broker—variation margin futures	512,217	*
Interest rate contracts	Due from/to broker—variation margin swaps	4,663,041	*	Due from/to broker—variation margin swaps	28,949,614	*
Interest rate contracts	Unrealized appreciation on OTC forward rate agreements	—		Unrealized depreciation on OTC forward rate agreements	386,245
Interest rate contracts	Unrealized appreciation on OTC swap agreements	6,952,787		Unrealized depreciation on OTC swap agreements	2,498,986
Interest rate contracts	Premiums paid for OTC swap agreements	1,542		Premiums received for OTC swap agreements	149,223
Interest rate contracts	Unaffiliated investments	7,641,146		Options written outstanding, at value	1,446,003

Total		$29,742,131			$43,404,912

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

74

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward and Cross Currency Contracts**	Swaps	Total
Credit contracts	$—	$—	$—	$—	$3,481,585	$3,481,585
Equity contracts	—	—	—	—	—	—
Foreign exchange contracts	—	—	—	20,055,535	—	20,055,535
Interest rate contracts	(15,048,983)	7,372,639	16,194,376	—	(37,138,330)	(28,620,298)

	$(15,048,983)	$7,372,639	$16,194,376	$20,055,535	$(33,656,745)	$(5,083,178)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
**	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward and Cross Currency Contracts**	Forward Rate Agreements	Swaps	Total
Credit contracts	$(52,135)	$132,983	$—	$—	$—	$(2,220,187)	$(2,139,339)
Equity contracts	—	—	—	—	—	—	—
Foreign exchange contracts	—	—	—	(2,438,169)	—	—	(2,438,169)
Interest rate contracts	(110,044)	1,401,540	1,575,153	—	(386,245)	(10,865,134)	(8,384,730)

	$(162,179)	$1,534,523	$1,575,153	$(2,438,169)	$(386,245)	$(13,085,321)	$(12,962,238)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
**	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	75

Portfolio of Investments

as of October 31, 2015 continued

For the year ended October 31, 2015, the Fund’s average volume of derivative activities are as follows:

Options Purchased(1)	Options Written(2)	Futures- Long Positions(3)	Futures- Short Positions(3)	Forward Foreign Currency Exchange Contracts— Purchased(4)	Forward Foreign Currency Exchange Contracts— Sold(4)
$5,104,217	$1,774,772	$325,194,943	$414,744,429	$317,058,066	$347,467,191

Cross Currency Exchange Contracts(3)	Currency Swap Agreements(2)	Forward Rate Agreements(2)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements- Buy Protection(2)	Credit Default Swap Agreements- Sell Protection(2)	Total Return Swap Agreements(2)
$60,384,134	$173,916	$66,240	$4,943,912	$340,100	$232,184	$22,472

(1)	Cost.
(2)	Notional Amount in USD (000).
(3)	Value at Trade Date.
(4)	Value at Settle Date.

Offsetting of OTC derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of America	$93,317	$(93,317)	$—	$—
Barclays Capital Group	744,782	(744,782)	—	—
BNP Paribas	164,307	(164,307)	—	—
Citigroup Global Markets	7,453,569	(1,037,514)	(7,120,000)	—
Credit Suisse First Boston Corp.	1,315,461	(1,315,461)	—	—
Deutsche Bank AG	3,976,730	(616,466)	(3,328,579)	31,685
Goldman Sachs & Co.	326,387	(303,001)	(275,836)	—
Hong Kong & Shanghai Bank	545,238	(31,684)	(456,331)	57,223

See Notes to Financial Statements.

76

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
JPMorgan Chase	$6,307,084	$(3,725,802)	$(3,181,382)	$—
Morgan Stanley	17,995	(17,995)	—	—
UBS AG	297,529	(253,744)	(355,879)	—

	$21,242,399

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of America	$(104,042)	$93,317	$—	$(10,725)
Barclays Capital Group	(1,625,383)	744,782	258,468	(622,133)
BNP Paribas	(363,025)	164,307	371,648	—
Citigroup Global Markets	(1,037,514)	1,037,514	—	—
Credit Suisse First Boston Corp.	(2,106,873)	1,315,461	1,413,730	—
Deutsche Bank AG	(616,466)	616,466	—	—
Goldman Sachs & Co.	(303,001)	303,001	—	—
Hong Kong & Shanghai Bank	(31,684)	31,684	—	—
JPMorgan Chase	(3,725,802)	3,725,802	—	—
Morgan Stanley	(210,287)	17,995	250,000	—
UBS AG	(253,744)	253,744	—	—

	$(10,377,821)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Fund. Such amounts are applied up to 100% of the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	77

Statement of Assets & Liabilities

as of October 31, 2015

Assets
Investments at value, including securities on loan of $261,820,246:
Unaffiliated investments (cost $2,323,103,835)	$2,290,106,037
Affiliated investments (cost $283,259,592)	283,259,592
Foreign currency, at value (cost $551,803)	556,656
Deposit with broker	43,050,000
Receivable for investments sold	227,933,227
Dividends and interest receivable	27,120,387
Receivable for Fund shares sold	8,148,027
Unrealized appreciation on OTC swap agreements	8,031,175
Unrealized appreciation on OTC forward foreign currency exchange contracts	3,614,494
Premium paid for OTC swap agreements	1,924,962
Prepaid expenses	24,761

Total assets	2,893,769,318

Liabilities
Payable to broker for collateral for securities on loan	268,419,680
Payable for investments purchased	207,877,089
Payable for Fund shares reacquired	9,238,275
Payable to custodian	8,061,967
Unrealized depreciation on OTC swap agreements	4,077,093
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,716,701
Options written outstanding, at value (premiums received $2,256,581)	1,699,546
Due to broker—variation margin swaps	1,497,069
Dividends payable	1,452,462
Premium received for OTC swap agreements	1,448,441
Management fee payable	1,407,235
Accrued expenses and other liabilities	657,589
Due to broker—variation margin futures	565,845
Unrealized depreciation on OTC forward rate agreements	386,245
Distribution fee payable	207,827
Unrealized depreciation on OTC cross currency exchange contracts	117,307
Affiliated transfer agent fee payable	83,213
Loan interest payable	1,630

Total liabilities	509,915,214

Net Assets	$2,383,854,104

Net assets were comprised of:
Shares of beneficial interest, at par	$250,690
Paid-in capital in excess of par	2,484,489,475

2,484,740,165
Distributions in excess of net investment income	(15,610,135)
Accumulated net realized loss on investment and foreign currency transactions	(32,587,550)
Net unrealized depreciation on investments and foreign currencies	(52,688,376)

Net assets, October 31, 2015	$2,383,854,104

See Notes to Financial Statements.

78

Class A
Net asset value and redemption price per share ($315,214,223 ÷ 33,261,691 shares of beneficial interest issued and outstanding)	$9.48
Maximum sales charge (4.50% of offering price)	0.45

Maximum offering price to public	$9.93

Class C
Net asset value, offering price and redemption price per share ($161,679,082 ÷ 17,004,008 shares of beneficial interest issued and outstanding)	$9.51

Class Q
Net asset value, offering price and redemption price per share ($151,293,686 ÷ 15,941,092 shares of beneficial interest issued and outstanding)	$9.49

Class Z
Net asset value, offering price and redemption price per share ($1,755,667,113 ÷ 184,483,277 shares of beneficial interest issued and outstanding)	$9.52

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	79

Statement of Operations

Year Ended October 31, 2015

Net Investment Income
Income
Interest income (net of foreign withholding taxes of $569)	$95,218,038
Affiliated income from securities lending, net	262,803
Affiliated dividend income	65,786

Total income	95,546,627

Expenses
Management fee	21,725,748
Distribution fee—Class A	1,034,934
Distribution fee—Class C	1,834,244
Transfer agent’s fees and expenses (including affiliated expense of $547,800)	3,237,000
Custodian and accounting fees	572,000
Registration fees	281,000
Shareholders’ reports	198,000
Audit fee	61,000
Trustees’ fees	56,000
Legal fees and expenses	39,000
Insurance expenses	28,000
Loan interest expense	14,355
Commitment fee on syndicated credit agreement	14,000
Miscellaneous	21,028

Total expenses	29,116,309
Less: Expense reimbursement	(1,796,832)
Distribution fee waiver—Class A	(75,042)

Net expenses	27,244,435

Net investment income	68,302,192

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(34,131,460)
Futures transactions	16,194,376
Options written transactions	7,372,639
Swap agreement transactions	(33,656,745)
Foreign currency transactions	4,280,781

(39,940,409)

Net change in unrealized appreciation (depreciation) on:
Investments	(32,951,140)
Futures	1,575,153
Options written	1,534,523
Swap agreements	(13,085,321)
Foreign currencies	(2,211,104)
Forward rate agreements	(386,245)

(45,524,134)

Net loss on investment and foreign currency transactions	(85,464,543)

Net Decrease In Net Assets Resulting From Operations	$(17,162,351)

See Notes to Financial Statements.

80

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
Increase (Decrease) In Net Assets
Operations
Net investment income	$68,302,192	$57,727,215
Net realized gain (loss) on investment and foreign currency transactions	(39,940,409)	9,476,635
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(45,524,134)	(8,225,291)

Net increase (decrease) in net assets resulting from operations	(17,162,351)	58,978,559

Dividends from net investment income (Note 1)
Class A	(8,455,798)	(14,610,353)
Class C	(2,762,018)	(4,128,278)
Class Q	(2,721,218)	(615,679)
Class Z	(47,805,272)	(47,979,931)

	(61,744,306)	(67,334,241)

Tax return of capital
Class A	(1,197,797)	—
Class C	(391,251)	—
Class Q	(385,471)	—
Class Z	(6,771,802)	—

	(8,746,321)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	1,007,801,320	1,710,468,796
Net asset value of shares issued in reinvestment of dividends and distributions	44,726,683	35,761,238
Cost of shares reacquired	(1,319,175,381)	(860,861,393)

Net increase (decrease) in net assets from Fund share transactions	(266,647,378)	885,368,641

Total increase (decrease)	(354,300,356)	877,012,959

Net Assets:
Beginning of year	2,738,154,460	1,861,141,501

End of year	$2,383,854,104	$2,738,154,460

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	81

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of five funds: Prudential QMA Large-Cap Core Equity Fund (formerly Prudential Large-Cap Core Equity Fund), Prudential International Real Estate Fund, Prudential Absolute Return Bond Fund (the “Fund”), Prudential Select Real Estate Fund and Prudential Real Estate Income Fund. These financial statements relate to Prudential Absolute Return Bond Fund, a diversified fund. The financial statements of the Prudential Large-Cap Core Equity Fund and Prudential International Real Estate Fund are not presented herein. The Trust was organized as a business trust in Delaware on September 18, 1998. The Fund commenced investment operations on March 30, 2011.

The Fund’s investment objective is to seek positive returns over the long term, regardless of market conditions.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

82

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event there is no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Prudential Absolute Return Bond Fund	83

Notes to Financial Statements

continued

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely

84

marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet their obligations may be affected by the economic or political developments in a specific industry, region

Prudential Absolute Return Bond Fund	85

Notes to Financial Statements

continued

or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if

86

any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts: A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates, with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest

Prudential Absolute Return Bond Fund	87

Notes to Financial Statements

continued

rates, applied to a notional principal amount on a fixed future date. The Fund may enter into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund entered into credit default, interest rate, and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange-traded swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund sold protection using credit default swaps to take an active short position with respect to the likelihood of a particular issuer’s default. The Fund’s maximum

88

risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protections throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credits spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk

Prudential Absolute Return Bond Fund	89

Notes to Financial Statements

continued

of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance

90

with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2015, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Prudential Absolute Return Bond Fund	91

Notes to Financial Statements

continued

Loan Participations: The Fund may invest in loan participations, another type of restricted security. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Payment In Kind Securities: The Fund may invest in open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

92

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to the share class), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly. Distributions of net realized capital and currency gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. On or about January 4, 2016, PIM will be renamed PGIM, Inc.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .80% of the Fund’s average daily net assets up to $2.5 billion, .775% of the

Prudential Absolute Return Bond Fund	93

Notes to Financial Statements

continued

average daily net assets up to $5 billion and .75% of the average daily net assets in excess of $5 billion. Prior to July 1, 2014, the management fee paid to PI was accrued daily and payable monthly at an annual rate of .80% of the Fund’s average daily net assets. The effective management fee rate before any waivers and/or expense reimbursement was .80% for the year ended October 31, 2015. The effective management fee rate, net of waivers and/or expense reimbursement, was .73%

PI has contractually agreed to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses such as taxes, interest and brokerage commissions) of each class of shares to .90% of the Fund’s average daily net assets until February 28, 2017.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C, Class Q and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. For the year ended October 31, 2015, PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through March 8, 2015. Effective March 9, 2015, the Class A contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b-1 fee waiver was terminated.

PIMS has advised the Fund that it received $146,263 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2015. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2015, it received $18,271 and $33,057, in contingent deferred sales charges imposed upon certain redemptions by Class A and Class C shareholders.

94

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended October 31, 2015, PIM has been compensated approximately $78,500 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. government securities, for the year ended October 31, 2015, were $1,274,667,172 and $1,388,263,565, respectively.

Transactions in options written during the year ended October 31, 2015, were as follows:

	Notional Amount (000)	Premiums Received
Balance at beginning of period	$2,062,800	$3,735,020
Options written	18,074,410	11,184,660
Options closed	(7,736,000)	(5,328,073)
Options expired	(9,780,050)	(7,335,026)

Balance at end of period	$2,621,160	$2,256,581

Prudential Absolute Return Bond Fund	95

Notes to Financial Statements

continued

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2015, the adjustments were to increase distributions in excess of net investment income and decrease accumulated net realized loss on investment and foreign currency transactions by $9,410,976 primarily due to the difference between financial and tax reporting purposes of premium amortization, certain transactions involving foreign currencies, paydown gains (losses), swaps and other book to tax adjustments. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2015, the tax character of dividends paid by the Fund were $61,744,306 of ordinary income and $8,746,321 of tax return of capital. For the year ended October 31, 2014, the tax character of dividends paid by the Fund was $67,334,241 of ordinary income.

As of October 31, 2015, the Fund had no undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$2,620,138,844	$91,218,136	$(137,991,351)	$(46,773,215)	$(21,802,046)	$(68,575,261)

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales, difference in the treatment of premium amortization and other

96

book to tax differences. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps, futures, forward currency transactions and mark-to-market of receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2015 of approximately $30,857,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class C shares are sold with a CDSC of 1% on shares redeemed during the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

At October 31, 2015, Prudential Financial, Inc. through its affiliates owned 116 Class Q shares of the Fund.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value.

Prudential Absolute Return Bond Fund	97

Notes to Financial Statements

continued

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	9,159,964	$88,548,404
Shares issued in reinvestment of dividends, distributions and tax return of capital	767,890	7,406,202
Shares reacquired	(22,214,130)	(214,083,595)

Net increase (decrease) in shares outstanding before conversion	(12,286,276)	(118,128,989)
Shares issued upon conversion from other share class(es)	413,369	3,999,231
Shares reacquired upon conversion into other share class(es)	(1,116,748)	(10,782,429)

Net increase (decrease) in shares outstanding	(12,989,655)	$(124,912,187)

Year ended October 31, 2014:
Shares sold	25,860,898	$254,052,917
Shares issued in reinvestment of dividends and distributions	1,099,582	10,810,098
Shares reacquired	(21,255,359)	(208,835,533)

Net increase (decrease) in shares outstanding before conversion	5,705,121	56,027,482
Shares issued upon conversion from other share class(es)	202,124	1,986,540
Shares reacquired upon conversion into other share class(es)	(7,469,736)	(73,591,315)

Net increase (decrease) in shares outstanding	(1,562,491)	$(15,577,293)

Class C
Year ended October 31, 2015:
Shares sold	3,281,932	$31,827,844
Shares issued in reinvestment of dividends, distributions and tax return of capital	252,859	2,455,008
Shares reacquired	(5,849,278)	(56,486,343)

Net increase (decrease) in shares outstanding before conversion	(2,314,487)	(22,203,491)
Shares issued upon conversion from other share class(es)	293	2,817
Shares reacquired upon conversion into other share class(es)	(568,639)	(5,485,484)

Net increase (decrease) in shares outstanding	(2,882,833)	$(27,686,158)

Year ended October 31, 2014:
Shares sold	7,236,195	$71,257,263
Shares issued in reinvestment of dividends and distributions	324,244	3,188,800
Shares reacquired	(4,917,325)	(48,458,069)

Net increase (decrease) in shares outstanding before conversion	2,643,114	25,987,994
Shares reacquired upon conversion into other share class(es)	(253,166)	(2,495,813)

Net increase (decrease) in shares outstanding	2,389,948	$23,492,181

98

Class Q	Shares	Amount
Year ended October 31, 2015:
Shares sold	15,365,666	$148,814,878
Shares issued in reinvestment of dividends, distributions and tax return of capital	322,957	3,104,469
Shares reacquired	(2,026,331)	(19,436,578)

Net increase (decrease) in shares outstanding before conversion	13,662,292	132,482,769
Shares issued upon conversion from other share class(es)	338,526	3,270,165

Net increase (decrease) in shares outstanding	14,000,818	$135,752,934

Year ended October 31, 2014:
Shares sold	160,554	$1,580,555
Shares issued in reinvestment of dividends and distributions	62,563	615,625
Shares reacquired	(96,009)	(943,122)

Net increase (decrease) in shares outstanding	127,108	$1,253,058

Class Z
Year ended October 31, 2015:
Shares sold	76,184,518	$738,610,194
Shares issued in reinvestment of dividends, distributions and tax return of capital	3,283,088	31,761,004
Shares reacquired	(106,576,807)	(1,029,168,865)

Net increase (decrease) in shares outstanding before conversion	(27,109,201)	(258,797,667)
Shares issued upon conversion from other share class(es)	1,675,175	16,217,078
Shares reacquired upon conversion into other share class(es)	(744,228)	(7,221,378)

Net increase (decrease) in shares outstanding	(26,178,254)	$(249,801,967)

Year ended October 31, 2014:
Shares sold	140,346,834	$1,383,578,061
Shares issued in reinvestment of dividends and distributions	2,143,568	21,146,715
Shares reacquired	(61,172,542)	(602,624,669)

Net increase (decrease) in shares outstanding before conversion	81,317,860	802,100,107
Shares issued upon conversion from other shares class(es)	7,691,040	76,072,618
Shares reacquired upon conversion into other share class(es)	(199,878)	(1,972,030)

Net increase (decrease) in shares outstanding	88,809,022	$876,200,695

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the

Prudential Absolute Return Bond Fund	99

Notes to Financial Statements

continued

SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended October 31, 2015. The average daily balance for the 34 days that the Fund had loans outstanding during the period was approximately $10,640,235, borrowed at a weighted average interest rate of 1.44%. The maximum loan outstanding amount during the period was $33,756,000. At October 31, 2015, the Fund did not have an outstanding loan amount.

Note 8. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

100

Financial Highlights

Class A Shares
	Year Ended October 31,				March 30, 2011(e) through October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$9.79	$9.82	$9.92	$9.72	$10.00
Income (loss) from investment operations:
Net investment income	.23	.25	.21	.22	.18
Net realized and unrealized gain (loss) on investment transactions	(.30)	.02	(.03)	.30	(.31)
Total from investment operations	(.07)	.27	.18	.52	(.13)
Less Dividends and Distributions:
Dividends from net investment income	(.21)	(.30)	(.23)	(.30)	(.15)
Tax return of capital	(.03)	-	(.05)	-	-
Distributions from net realized gains	-	-	-	(.02)	-
Total dividends and distributions	(.24)	(.30)	(.28)	(.32)	(.15)
Net asset value, end of period	$9.48	$9.79	$9.82	$9.92	$9.72
Total Return(b):	(.78)%	2.76%	1.86%	5.49%	(1.27)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$315,214	$452,955	$469,604	$91,250	$2,709
Average net assets (000)	$383,950	$483,199	$303,234	$18,023	$2,240
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.15%	1.15%	1.14%	1.11%	1.30%	(f)
Expenses before waivers and/or expense reimbursement	1.24%	1.27%	1.28%	1.54%	2.70%	(f)
Net investment income	2.39%	2.58%	2.17%	2.53%	2.90%	(f)
Portfolio turnover rate	64%	64%	125%	152%	112%	(g)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b-1 fee waiver was terminated.

(e) Commencement of operations.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	101

Financial Highlights

continued

Class C Shares
	Year Ended October 31,				March 30, 2011(d) through October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$9.82	$9.85	$9.94	$9.73	$10.00
Income (loss) from investment operations:
Net investment income	.16	.18	.14	.16	.13
Net realized and unrealized gain (loss) on investment transactions	(.31)	.01	(.02)	.29	(.30)
Total from investment operations	(.15)	.19	.12	.45	(.17)
Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.22)	(.16)	(.22)	(.10)
Tax return of capital	(.03)	-	(.05)	-	-
Distributions from net realized gains	-	-	-	(.02)	-
Total dividends and distributions	(.16)	(.22)	(.21)	(.24)	(.10)
Net asset value, end of period	$9.51	$9.82	$9.85	$9.94	$9.73
Total Return(b):	(1.51)%	1.97%	1.18%	4.78%	(1.74)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$161,679	$195,312	$172,326	$28,708	$4,030
Average net assets (000)	$183,419	$183,745	$97,736	$7,066	$2,254
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.90%	1.90%	1.89%	1.88%	2.05%	(e)
Expenses before waivers and/or expense reimbursement	1.97%	1.97%	1.98%	2.39%	3.39%	(e)
Net investment income	1.62%	1.81%	1.41%	1.86%	2.17%	(e)
Portfolio turnover rate	64%	64%	125%	152%	112%	(f)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

102

Class Q Shares
	Year Ended October 31,				March 30, 2011(d) through October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$9.81	$9.83	$9.94	$9.73	$10.00
Income (loss) from investment operations:
Net investment income	.25	.28	.27	.30	.16
Net realized and unrealized gain (loss) on investment transactions	(.30)	.03	(.06)	.26	(.27)
Total from investment operations	(.05)	.31	.21	.56	(.11)
Less Dividends and Distributions:
Dividends from net investment income	(.24)	(.33)	(.27)	(.33)	(.16)
Tax return of capital	(.03)	-	(.05)	-	-
Distributions from net realized gains	-	-	-	(.02)	-
Total dividends and distributions	(.27)	(.33)	(.32)	(.35)	(.16)
Net asset value, end of period	$9.49	$9.81	$9.83	$9.94	$9.73
Total Return(b):	(.57)%	3.16%	2.10%	5.99%	(1.09)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$151,294	$19,025	$17,829	$1	$1
Average net assets (000)	$125,910	$18,604	$3,144	$1	$1
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.85%	.85%	.90%	.89%	1.05%	(e)
Expenses before waivers and/or expense reimbursement	.85%	.85%	.94%	1.54%	2.45%	(e)
Net investment income	2.61%	2.87%	2.87%	3.11%	2.74%	(e)
Portfolio turnover rate	64%	64%	125%	152%	112%	(f)

(a) Calculated based on average shares outstanding during the period.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	103

Financial Highlights

continued

Class Z Shares
	Year Ended October 31,				March 30, 2011(d) through October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$9.83	$9.86	$9.95	$9.74	$10.00
Income (loss) from investment operations:
Net investment income	.25	.27	.24	.27	.16
Net realized and unrealized gain (loss) on investment transactions	(.30)	.02	(.02)	.28	(.27)
Total from investment operations	(.05)	.29	.22	.55	(.11)
Less Dividends and Distributions:
Dividends from net investment income	(.23)	(.32)	(.26)	(.32)	(.15)
Tax return of capital	(.03)	-	(.05)	-	-
Distributions from net realized gains	-	-	-	(.02)	-
Total dividends and distributions	(.26)	(.32)	(.31)	(.34)	(.15)
Net asset value, end of period	$9.52	$9.83	$9.86	$9.95	$9.74
Total Return(b):	(.53)%	3.00%	2.21%	5.81%	(1.14)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,755,667	$2,070,862	$1,201,383	$82,364	$28,192
Average net assets (000)	$2,029,397	$1,484,697	$672,382	$34,383	$27,018
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.90%	.90%	.90%	.89%	1.05%	(e)
Expenses before waivers and/or expense reimbursement	.97%	.97%	.99%	1.50%	2.48%	(e)
Net investment income	2.61%	2.79%	2.43%	2.92%	2.70%	(e)
Portfolio turnover rate	64%	64%	125%	152%	112%	(f)

(a) Calculated based on average shares outstanding during the period.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

104

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential Absolute Return Bond Fund, a series of Prudential Investment Portfolios 9 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from March 30, 2011 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the years or periods described in the above paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 17, 2015

Prudential Absolute Return Bond Fund	105

Tax Information

(Unaudited)

For the year ended October 31, 2015, the Fund reports the maximum amount allowable but not less than 93.73% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

Interest-related dividends do not include any distributions paid by a fund with respect to Fund tax years beginning after October 31, 2015. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2016, you will be advised on IRS Form 1099-DIV or substitute Form 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2015.

106

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Absolute Return Bond Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year that each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Richard A. Redeker, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Prudential Absolute Return Bond Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Absolute Return Bond Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Absolute Return Bond Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Absolute Return Bond Fund is a series of Prudential Investment Portfolios 9.

Prudential Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PIM, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also considered the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Fund’s management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2014. The Board considered that the Fund commenced operations on March 30, 2011 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Alternative Credit Focused Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	N/A	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board and PI agreed to continue the existing expense cap of 0.90% (exclusive of 12b-1 fees and certain other fees) through February 29, 2016.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*     *     *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Absolute Return Bond Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Absolute Return Bond Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL ABSOLUTE RETURN BOND FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	PADAX	PADCX	PADQX	PADZX
CUSIP	74441J852	74441J845	74441J837	74441J829

MF213E    0286225-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL SELECT

REAL ESTATE FUND

ANNUAL REPORT • OCTOBER 31, 2015

Objective

Capital appreciation and income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. Prudential Real Estate Investors, also known as PREl, is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. ©2015 Prudential Financial, Inc. and its related entities. PREI, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Select Real Estate Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Select Real Estate Fund

Prudential Select Real Estate Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	4.85%	7.99% (8/1/14)
Class C	3.98	6.89 (8/1/14)
Class Q	5.01	8.26 (8/1/14)
Class Z	5.04	8.30 (8/1/14)
S&P Developed Property Net Index	2.16	3.09
FTSE EPRA/NAREIT Developed Real Estate Index	1.84	3.28
Lipper Global Real Estate Funds Average	1.55	3.51

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Since Inception
Class A	–1.08%	–3.31% (8/1/14)
Class C	2.85	0.63 (8/1/14)
Class Q	4.89	1.67 (8/1/14)
Class Z	4.88	1.66 (8/1/14)
S&P Developed Property Net Index	2.68	–2.09
FTSE EPRA/NAREIT Developed Real Estate Index	2.73	–1.96
Lipper Global Real Estate Funds Average	2.22	–1.57

Average Annual Total Returns (With Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	–0.92%	1.64% (8/1/14)
Class C	2.98	5.47 (8/1/14)
Class Q	5.01	6.55 (8/1/14)
Class Z	5.04	6.58 (8/1/14)

Average Annual Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	4.85%	6.34% (8/1/14)
Class C	3.98	5.47 (8/1/14)
Class Q	5.01	6.55 (8/1/14)
Class Z	5.04	6.58 (8/1/14)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Select Real Estate Fund (Class A shares) with a similar investment in the FTSE EPRA/NAREIT Developed Real Estate Index, by portraying the initial account values at the commencement of operations for Class A shares (August 1, 2014) and the account values at the end of the current fiscal year (October 31, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Select Real Estate Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None	None

Benchmark Definitions

S&P Developed Property Net Index

The S&P Developed Property Net Index is an unmanaged, weighted index which measures the investable universe of publicly traded property companies and domiciled in developed markets.

FTSE EPRA/NAREIT Developed Real Estate Index

The FTSE EPRA/NAREIT Developed Real Estate Index is unmanaged and designed to track the performance of listed real estate companies and REITs worldwide.

Lipper Global Real Estate Funds Average

The Lipper Global Real Estate Funds Average (Lipper Average) includes funds that invest at least 25% but less than 75% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the US or whose securities are principally traded outside of the US.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

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Five Largest Holdings expressed as a percentage of net assets as of 10/31/15
Mitsui Fudosan Co. Ltd. (Japan), Diversified Real Estate Activities	4.8%
New York REIT, Inc., Office REITs	4.4
Camden Property Trust, Residential REITs	3.8
Empire State Realty Trust, Inc., (Class A Stocks), Diversified REITs	3.6
Weingarten Realty Investors, Retail REITs	3.6

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/15
Retail	20.6%
Diversified	15.0
Residential	14.4
Office	13.8
Diversified Real Estate Activities	10.5

Industry weightings reflect only long-term investments and are subject to change.

Prudential Select Real Estate Fund	5

Strategy and Performance Overview

How did the Fund perform?

For the 12-month reporting period ended October 31, 2015, the Prudential Select Real Estate Fund’s Class A shares rose by 4.85%, outperforming the 2.16% gain of the S&P Developed Property Net Index (the Index) and the 1.55% advance of the Lipper Global Real Estate Funds Average.

What were conditions like in the global real estate securities market?

During the reporting period, there was, and still is, a disconnect between real estate stock prices and underlying real estate values. Recent adverse performance in the global real estate securities market seems to be in stark contrast to direct global real estate markets. The valuation gap is bewildering when one views the global components. The series of recent REIT privatizations by major institutional investors in the US are testament to the disconnect between public and private market valuations.

Declining real estate values due to market expectations for rate increases in the current macroeconomic environment is counter to the direct real estate fundamentals: 1) supply is still limited and increasing rates will serve to further diminish new supply; 2) there is abundant capital in queues and on the sidelines to invest from both domestic institutions and foreign capital sources to purchase real estate assets in the US; 3) tenant demand for new space continues to outstrip new supply; 4) real estate returns are very competitive and look attractive versus equities and bonds; and 5) most institutional markets are currently at full occupancy, on average.

Commercial real estate fundamentals have remained very healthy. Commercial construction was modest, as it has been since the financial crisis. Given that vacancy rates are at or near all-time lows for many sectors, more supply could be implemented at this point in the cycle. However, banks have remained disciplined and capital for new construction is sparse. At the end of the reporting period, commercial real estate development was still 25% below its pre-crisis peak.

While Prudential Real Estate Investors (PREI) remains cautious of property prices that have hit historic highs in some sectors, many others still offer compelling valuations for long-term investors. Property prices have been bolstered by the search for yield and competitive returns, relative to stretched stock and bond valuations.

Which holdings or related groups of holdings made the largest positive and negative contributions to the Fund’s return?

•	Portfolio security selection was the driver of the Fund’s outperformance. Asset allocation contributed marginally to performance.

•

North America contributed significantly to relative performance due to strong stock selection across the majority of sectors including hotel, health care, industrial, and office. From an asset allocation standpoint, an overweight

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allocation to the retail sector and underweight positions in specialty and storage also positively impacted relative performance. Offsetting some of the gains were weak stock selection in the residential sector and an overweight to hotel stocks.

•

Europe also added to relative performance as a result of favorable security selection. Security selection was favorable in Luxembourg and the United Kingdom. Ireland’s contribution was noteworthy due to strong stock selection and an overweight allocation to the country. Overweight positions in Ireland and Luxembourg also favorably impacted performance. Conversely, the Fund’s underweight allocations to France and Sweden detracted.

•

As a region, Asia detracted from performance. Unfavorable stock selection in Japan was a drag on results. Weak stock selection in Singapore and an overweight position to the country also had a negative effect. Conversely, underweight positions in Australia and Japan were beneficial.

Did any tactical shifts in portfolio risk characteristics, including significant sales and purchases, affect the Fund?

Over the reporting period, the most meaningful shift in the Fund’s position was increasing the overweight to North America relative to the benchmark, while positions in Europe and Asia were underweight.

What is PREI’s outlook for the global real estate securities markets?

In the sixth year of an elongated economic cycle, REITs continue to improve operating fundamentals and are poised to deliver double-digit dividend and high single-digit cash flow growth in the next 12 months. At this point in the cycle, PREI expects the majority of revenue growth to come from rental growth versus occupancy gains. Supply is expected to remain muted in most markets and property types, with the exception of apartment, industrial, and select hotel markets. Employment centers that focus on technology, health care, and media/entertainment are expected to deliver relatively strong jobs growth. Given the uncertainty around the direction of interest rates and global economic growth, large sector bets could be tempting, but are not likely to consistently pay off. REITS are coming off $21 billion in deals in 2014, the highest level since 2007, and the merger and acquisition and privatization activity should continue.

European equity and public real estate markets have fully recovered from the August 2015 equity market sell-off following fears of a China slowdown. The European Central Bank’s (ECB) quantitative easing (QE) has pushed up financial asset and real estate prices, and the ECB has signaled that it will take further measures if necessary to create inflation. The current QE program, combined with the still significant amount of foreign and domestic capital seeking real estate yield, is expected to produce further cap rate compression across the wider eurozone. While valuations in Europe have tightened, interest rates may stay lower for longer across Europe (with the exception of the UK), further enhancing the attractiveness of real estate investments.

Prudential Select Real Estate Fund	7

Strategy and Performance Overview (continued)

In the Asia Pacific region, headwinds remain as China’s economic indicators are still a mixed bag as the mainland’s economy transitions from a manufacturing to a more service-oriented economy. PREI views the Australian and Japanese real estate markets as the most robust due to the expected monetary easing coupled with a weak currency, relatively high property yields, and healthy market fundamentals. Competition for quality assets has compressed yields in the past few years, and may continue going forward. PREI believes the Abe administration remains committed to attaining its GDP target, and the Bank of Japan is ready to act if the target is at risk.

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Comments on Largest Holdings:

4.8%	Mitsui Fudosan Co. Ltd., Diversified Real Estate Activities

Mitsui Fudosan Co. Ltd. is a Japan-based real estate company that provides overall real estate services such as leasing, subdivision, construction, sales, and maintenance of office buildings and residential houses. The company also manufactures building materials, operates commercial facilities including hotels and golf courses, and provides financial services such as securitization of real estate properties.

4.4%	New York REIT, Inc., Office REITs

New York REIT, Inc. is a real estate investment trust. The company focuses on acquiring and operating commercial, office, and retail real estate properties in New York City.

3.8%	Camden Property Trust, Residential REITs

Camden Property Trust is a self-administered and self-managed real estate investment trust. The company owns and operates multifamily apartment communities located in the southern and southwestern regions of the US, namely Texas, Florida, Missouri, North Carolina, Arizona, and Kentucky.

3.6%	Empire State Realty Trust, Inc., Diversified REITs

Empire State Realty Trust, Inc. is a real estate investment trust which owns, manages, operates, acquires, and repositions office and retail properties in Manhattan and the greater New York metropolitan area.

3.6%	Weingarten Realty Investors, Retail REITs

Weingarten Realty Investors is a real estate investment trust with income-producing properties primarily in the Southwest. The trust’s properties include shopping centers, office/service centers, apartment projects, and office buildings.

Prudential Select Real Estate Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2015, at the beginning of the period, and held through the six-month period ended October 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Select Real Estate Fund		Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,009.40	1.35%	$6.84
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87

Class C	Actual	$1,000.00	$1,004.70	2.10%	$10.61
	Hypothetical	$1,000.00	$1,014.62	2.10%	$10.66

Class Q	Actual	$1,000.00	$1,010.50	1.10%	$5.57
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

Class Z	Actual	$1,000.00	$1,010.30	1.10%	$5.57
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2015, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Select Real Estate Fund	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended October 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	5.16%	1.35%
C	5.54	2.10
Q	4.51	1.10
Z	5.16	1.10

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimburgsements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2015

	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 100.2%

COMMON STOCKS

Diversified Real Estate Activities 10.5%
Mitsui Fudosan Co. Ltd. (Japan)	9,860	$268,327
Sumitomo Realty & Development Co. Ltd. (Japan)	3,000	98,785
Sun Hung Kai Properties Ltd. (Hong Kong)	10,770	143,864
Wharf Holdings Ltd. (The) (Hong Kong)	13,670	81,342

		592,318

Diversified REITs 15.0%
British Land Co. PLC (The) (United Kingdom)	6,300	84,386
Duke Realty Corp.	6,800	140,760
Empire State Realty Trust, Inc. (Class A Stock)	11,500	204,930
First Potomac Realty Trust	10,094	119,008
Hibernia REIT PLC (Ireland)	76,962	113,914
Land Securities Group PLC (United Kingdom)	3,500	72,106
Suntec Real Estate Investment Trust (Singapore)	93,650	110,000

		845,104

Health Care REITs 5.5%
Community Healthcare Trust, Inc.	4,000	73,240
Physicians Realty Trust	10,800	172,584
Senior Housing Properties Trust	4,100	62,279

		308,103

Hotel & Resort REITs 2.0%
Sunstone Hotel Investors, Inc.	7,700	111,342

Hotels, Resorts & Cruise Lines 3.5%
Hilton Worldwide Holdings, Inc.	5,300	132,447
La Quinta Holdings, Inc.*	4,100	62,115

		194,562

Industrial REITs 3.7%
First Industrial Realty Trust, Inc.	6,440	139,619
Segro PLC (United Kingdom)	10,300	71,349

		210,968

Office REITs 13.8%
Alexandria Real Estate Equities, Inc.	1,000	89,740
Great Portland Estates PLC (United Kingdom)	9,470	129,694
Keppel REIT (Singapore)	160,630	110,552

See Notes to Financial Statements.

Prudential Select Real Estate Fund	13

Portfolio of Investments

as of October 31, 2015 continued

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Office REITs (cont’d.)
Kilroy Realty Corp.	2,000	$131,680
New York REIT, Inc.	21,879	249,421
Parkway Properties, Inc.	4,100	68,593

		779,680

Real Estate Operating Companies 4.2%
ADO Properties SA (Germany)*	3,700	94,597
Hongkong Land Holdings Ltd. (Hong Kong)	18,950	142,315

		236,912

Residential REITs 14.4%
Apartment Investment & Management Co. (Class A Stock)	2,900	113,651
AvalonBay Communities, Inc.	750	131,122
Camden Property Trust	2,880	212,515
Empiric Student Property PLC (United Kingdom)	69,283	117,028
Essex Property Trust, Inc.	400	88,176
Irish Residential Properties REIT PLC (Ireland)	73,398	90,398
Monogram Residential Trust, Inc.	5,700	56,202

		809,092

Retail REITs 20.6%
Acadia Realty Trust	3,500	115,115
Equity One, Inc.	6,736	179,043
General Growth Properties, Inc.	5,875	170,081
Mapletree Commercial Trust (Singapore)	97,000	94,777
Pennsylvania Real Estate Investment Trust	5,300	119,144
Retail Properties of America, Inc. (Class A Stock)	9,400	140,718
Taubman Centers, Inc.	1,830	140,874
Weingarten Realty Investors	5,600	200,256

		1,160,008

Specialized REITs 7.0%
Equinix, Inc.	400	118,672
Extra Space Storage, Inc.	1,305	103,408
Sovran Self Storage, Inc.	1,700	169,779

		391,859

TOTAL LONG-TERM INVESTMENTS (cost $5,540,449)		5,639,948

See Notes to Financial Statements.

14

	Shares	Value (Note 1)
SHORT-TERM INVESTMENT 4.9%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $273,510) (Note 3)(a)	273,510	$273,510

TOTAL INVESTMENTS 105.1% (cost $5,813,959) (Note 5)		5,913,458
Liabilities in excess of other assets (5.1)%		(286,347)

NET ASSETS 100.0%		$5,627,111

The following abbreviations are used in the Annual report:

OTC—Over-the-counter

REIT—Real Estate Investment Trust

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Diversified Real Estate Activities	$—	$592,318	$—
Diversified REITs	578,612	266,492	—
Health Care REITs	308,103	—	—
Hotel & Resort REITs	111,342	—	—
Hotels, Resorts & Cruise Lines	194,562	—	—
Industrial REITs	139,619	71,349	—
Office REITs	539,434	240,246	—
Real Estate Operating Companies	236,912	—	—
Residential REITs	692,064	117,028	—
Retail REITs	1,065,231	94,777	—

See Notes to Financial Statements.

Prudential Select Real Estate Fund	15

Portfolio of Investments

as of October 31, 2015 continued

	Level 1	Level 2	Level 3
Common Stocks (continued)
Specialized REITs	$391,859	$—	$—
Affiliated Money Market Mutual Fund	273,510	—	—

Total	$4,531,248	$1,382,210	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2015 were as follows (Unaudited):

Retail REITs	20.6%
Diversified REITs	15.0
Residential REITs	14.4
Office REITs	13.8
Diversified Real Estate Activities	10.5
Specialized REITs	7.0
Health Care REITs	5.5
Affiliated Money Market Mutual Fund	4.9
Real Estate Operating Companies	4.2%
Industrial REITs	3.7
Hotels, Resorts & Cruise Lines	3.5
Hotel & Resort REITs	2.0

105.1
Liabilities in excess of other assets	(5.1)

100.0%

See Notes to Financial Statements.

16

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2015

Prudential Select Real Estate Fund

Statement of Assets & Liabilities

as of October 31, 2015

Assets
Investments at value:
Unaffiliated investments (cost $5,540,449)	$5,639,948
Affiliated investments (cost $273,510)	273,510
Receivable for investments sold	79,526
Due from Manager	25,423
Dividends receivable	13,673
Tax reclaim receivable	129
Prepaid expenses	617

Total assets	6,032,826

Liabilities
Payable for investments purchased	319,083
Accrued expenses and other liabilities	64,565
Payable for Fund shares reacquired	21,948
Affiliated transfer agent fee payable	60
Distribution fee payable	59

Total liabilities	405,715

Net Assets	$5,627,111

Net assets were comprised of:
Shares of beneficial interest, at par	$529
Paid-in capital in excess of par	5,293,736

5,294,265
Undistributed net investment income	38,178
Accumulated net realized gain on investment and foreign currency transactions	195,196
Net unrealized appreciation on investments and foreign currencies	99,472

Net assets, October 31, 2015	$5,627,111

See Notes to Financial Statements.

18

Class A
Net asset value and redemption price per share, ($61,813 ÷ 5,774 shares of beneficial interest issued and outstanding)	$10.71
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price to public	$11.33

Class C
Net asset value, offering price and redemption price per share, ($35,956 ÷ 3,393 shares of beneficial interest issued and outstanding)	$10.60

Class Q
Net asset value, offering price and redemption price per share, ($5,422,778 ÷ 510,252 shares of beneficial interest issued and outstanding)	$10.63

Class Z
Net asset value, offering price and redemption price per share, ($106,564 ÷ 9,924 shares of beneficial interest issued and outstanding)	$10.74

See Notes to Financial Statements.

Prudential Select Real Estate Fund	19

Statement of Operations

Year Ended October 31, 2015

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $14,891)	$111,026
Affiliated dividend income	280

Total income	111,306

Expenses
Management fee	51,294
Distribution fee—Class A	80
Distribution fee—Class C	456
Registration fees	69,000
Custodian and accounting fees	42,000
Audit fee	25,000
Shareholders’ reports	16,000
Trustees’ fees	14,000
Legal fees and expenses	13,000
Insurance expenses	1,000
Transfer agent’s fees and expenses (including affiliated expense of $250)	300
Miscellaneous	12,086

Total expenses	244,216
Less: Management fee waiver and/or expense reimbursement	(184,288)
Distribution fee waiver—Class A	(13)

Net expenses	59,915

Net investment income	51,391

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	223,876
Foreign currency transactions	(2,538)

221,338

Net change in unrealized appreciation (depreciation) on:
Investments	(4,850)
Foreign currencies	(14)

(4,864)

Net gain on investment and foreign currency transactions	216,474

Net Increase In Net Assets Resulting From Operations	$267,865

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

	Year Ended October 31, 2015	Period from August 1, 2014* to October 31, 2014
Increase in Net Assets
Operations
Net investment income	$51,391	$9,419
Net realized gain on investment and foreign currency transactions	221,338	41,998
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(4,864)	104,336

Net increase in net assets resulting from operations	267,865	155,753

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class Q	(51,503)	—

Distributions from net realized gains:
Class A	(160)	—
Class C	(322)	—
Class Q	(43,237)	—
Class Z	(87)	—

	(43,806)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	184,146	5,047,086
Net asset value of shares issued in reinvestment of dividends and distributions	95,307	—
Cost of shares reacquired	(27,737)	—

Net increase in net assets from Fund share transactions	251,716	5,047,086

Total increase	424,272	5,202,839

Net Assets:
Beginning of period	5,202,839	—

End of period(a)	$5,627,111	$5,202,839

(a) Includes undistributed net investment income of:	$38,178	$13,975

*	Commencement of operations.

See Notes to Financial Statements.

Prudential Select Real Estate Fund	21

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of five portfolios: Prudential Select Real Estate (the “Fund”), Prudential International Real Estate Fund, Prudential QMA Large-Cap Core Equity Fund, Prudential Absolute Return Bond Fund and Prudential Real Estate Income Fund. These financial statements relate only to Prudential Select Real Estate Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a Delaware business trust on September 18, 1998. The Fund commenced operations on August 1, 2014. The Fund’s investment objective is to seek capital appreciation and income.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

22

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Select Real Estate Fund	23

Notes to Financial Statements

continued

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the

24

market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and is recorded accordingly. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly and distributions of net realized capital and currency gains, if any,

Prudential Select Real Estate Fund	25

Notes to Financial Statements

continued

annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadviser’s performance of all investment advisory services. PI has entered into a subadvisory agreement with Prudential Real Estate Investors (“PREI”), which is a business unit of Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PREI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PREI is obligated to keep certain books and records of the Fund. Pursuant to the advisory agreement, PI pays for the services of PREI, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. On or about January 4, 2016, PIM will be renamed PGIM, Inc.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of the Fund’s average daily net assets. Through September 30, 2015, the management fee paid to PI was based on an annual fee rate of .95% of the Fund’s average daily net assets. Effective October 1, 2015, the management fee paid to PI is based on an annual rate of .95% of the Fund’s average daily net assets up to $1 billion, .93% of the next

26

$2 billion, .91% of the next $2 billion, .90% of the next $5 billion and .89% of the average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was .95% for the year ended October 31, 2015. For the year ended October 31, 2015, waivers and/or expense reimbursements exceeded the effective management fee rate.

PI has contractually agreed through February 28, 2017 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses, such as taxes, interest and brokerage commissions) of each class of shares to 1.10% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, C, Q and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q or Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed through February 28, 2017 to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received $116 in front-end sales charges resulting from sales of Class A shares, For the year ended October 31, 2015. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2015, there were no contingent deferred sales charges imposed.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer

Prudential Select Real Estate Fund	27

Notes to Financial Statements

continued

agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended October 31, 2015, were $8,385,134 and $7,879,867, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended October 31, 2015, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment and foreign currency transactions by $24,315 due to differences in the treatment for book and tax purposes of certain transactions involving foreign currencies and investments in passive foreign investment companies. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

For the year ended October 31, 2015, the tax character of dividends paid by the Fund were $91,501 of ordinary income and $3,808 of long-term capital gains. For the period ended October 31, 2014, there were no dividends paid by the Fund.

As of October 31, 2015, the accumulated undistributed earnings on a tax basis were $215,196 of ordinary income and $77,779 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

28

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$5,873,560	$262,616	$(222,718)	$39,898	$(27)	$39,871

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

Management has analyzed the Fund’s tax positions and has concluded that as of October 31, 2015, no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class C, Class Q and Class Z shares. Class A shares are subject to a maximum front-end sales charge of up to 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge, but are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Prudential Select Real Estate Fund	29

Notes to Financial Statements

continued

As of October 31, 2015, Prudential owned 1,008 Class A shares, 1,008 Class C shares, 510,252 Class Q shares and 1,008 Class Z shares of the Fund.

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	5,019	$51,736
Shares issued in reinvestment of dividends and distributions	15	160
Shares reacquired	(396)	(4,113)

Net Increase (decrease) in shares outstanding before conversion	4,638	47,783
Shares reacquired upon conversion into other share class(es)	(579)	(6,225)

Net Increase (decrease) in shares outstanding	4,059	$41,558

Period ended October 31, 2014*:
Shares sold	1,715	$17,086

Net Increase (decrease) in shares outstanding	1,715	$17,086

Class C
Year ended October 31, 2015:
Shares sold	4,423	$45,727
Shares issued in reinvestment of dividends and distributions	31	322
Shares reacquired	(2,061)	(21,998)

Net Increase (decrease) in shares outstanding	2,393	$24,051

Period ended October 31, 2014*:
Shares sold	1,000	$10,000

Net Increase (decrease) in shares outstanding	1,000	$10,000

Class Q
Year ended October 31, 2015:
Shares issued in reinvestment of dividends and distributions	9,252	$94,739

Net Increase (decrease) in shares outstanding	9,252	$94,739

Period ended October 31, 2014*:
Shares sold	501,000	$5,010,000

Net Increase (decrease) in shares outstanding	501,000	$5,010,000

30

Class Z	Shares	Amount
Year ended October 31, 2015:
Shares sold	8,495	$86,683
Shares issued in reinvestment of dividends and distributions	8	86
Shares reacquired	(156)	(1,626)

Net Increase (decrease) in shares outstanding before conversion	8,347	85,143
Shares issued upon conversion from other share class(es)	577	6,225

Net Increase (decrease) in shares outstanding	8,924	$91,368

Period ended October 31, 2014*:
Shares sold	1,000	$10,000

Net increase (decrease) in shares outstanding	1,000	$10,000

*	Commencement of operations was August 1, 2014.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended October 31, 2015.

Note 8. Notice of Dividends and Distributions to Shareholders

The Fund declared ordinary income dividends and capital gains distributions on December 15, 2015 to shareholders of record on December 16, 2015. The ex-dividend date was December 17, 2015. The per share amounts declared were as follows:

	Ordinary Income	Short Term Capital Gains	Long Term Capital Gains
Class A	$0.1611	$0.2754	$0.1470
Class C	$0.1048	$0.2754	$0.1470
Class Q	$0.1969	$0.2754	$0.1470
Class Z	$0.1866	$0.2754	$0.1470

Prudential Select Real Estate Fund	31

Notes to Financial Statements

continued

Note 9. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

32

Financial Highlights

Class A Shares
	Year Ended October 31, 2015	August 1, 2014(b) through October 31, 2014
Per Share Operating Performance(c):
Net Asset Value, Beginning Of Period	$10.30	$10.00
Income (loss) from investment operations:
Net investment income	.09	.01
Net realized and unrealized gain on investment transactions	.41	.29
Total from investment operations	.50	.30
Less Distributions:
Distributions from net realized gains	(.09)	-
Net asset value, end of period	$10.71	$10.30
Total Return(a)	4.85%	3.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$62	$18
Average net assets (000)	$27	$15
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	1.35%	1.35%	(e)
Expense before waivers and/or expense reimbursement	5.16%	20.58%	(e)
Net investment income	.86%	.46%	(e)
Portfolio turnover rate	150%	18%	(f)

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Select Real Estate Fund	33

Financial Highlights

continued

Class C Shares
	Year Ended October 31, 2015	August 1, 2014(b) through October 31, 2014
Per Share Operating Performance(c):
Net Asset Value, Beginning Of Period	$10.28	$10.00
Income (loss) from investment operations:
Net investment loss	(.03)	(.01)
Net realized and unrealized gain on investment transactions	.44	.29
Total from investment operations	.41	.28
Less Distributions:
Distributions from net realized gains	(.09)	-
Net asset value, end of period	$10.60	$10.28
Total Return(a)	3.98%	2.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$36	$10
Average net assets (000)	$46	$10
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	2.10%	2.10%	(e)
Expense before waivers and/or expense reimbursement	5.54%	20.42%	(e)
Net investment loss	(.30)%	(.26)%	(e)
Portfolio turnover rate	150%	18%	(f)

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

34

Class Q Shares
	Year Ended October 31, 2015	August 1, 2014(b) through October 31, 2014
Per Share Operating Performance(c):
Net Asset Value, Beginning Of Period	$10.31	$10.00
Income (loss) from investment operations:
Net investment income	.10	.02
Net realized and unrealized gain on investment transactions	.41	.29
Total from investment operations	.51	.31
Less Dividends and Distributions:
Dividends from net investment income	(.10)	-
Distributions from net realized gains	(.09)	-
Total dividends and distributions	(.19)	-
Net asset value, end of period	$10.63	$10.31
Total Return(a)	5.01%	3.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,423	$5,165
Average net assets (000)	$5,288	$4,983
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	1.10%	1.10%	(e)
Expense before waivers and/or expense reimbursement	4.51%	14.06%	(e)
Net investment income	.96%	.75%	(e)
Portfolio turnover rate	150%	18%	(f)

(a) Total return is calculated assuming a purchase of a shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Select Real Estate Fund	35

Financial Highlights

continued

Class Z Shares
	Year Ended October 31, 2015	August 1, 2014(b) through October 31, 2014
Per Share Operating Performance(c):
Net Asset Value, Beginning Of Period	$10.31	$10.00
Income (loss) from investment operations:
Net investment income	.10	.02
Net realized and unrealized gain on investments	.42	.29
Total from investment operations	.52	.31
Less Distributions:
Distributions from net realized gains on investment transactions	(.09)	-
Net asset value, end of period	$10.74	$10.31
Total Return(a)	5.04%	3.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$107	$10
Average net assets (000)	$39	$10
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	1.10%	1.10%	(e)
Expense before waivers and/or expense reimbursement	5.16%	19.50%	(e)
Net investment income	.98%	.77%	(e)
Portfolio turnover rate	150%	18%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

36

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential Select Real Estate Fund, a series of Prudential Investment Portfolios 9 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from August 1, 2014 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the years or periods described in the above paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2015

Prudential Select Real Estate Fund	37

Federal Income Tax Information

(Unaudited)

We are advising you that during the fiscal year ended October 31, 2015, the Fund reported the maximum amount allowed per share, but not less than $.01 for Class A, C, Q and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the period ended October 31, 2015, the Fund reports the maximum amount allowable, but not less than 5.18% of the ordinary income dividends paid during the year as qualified dividend income.

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2015.

38

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Select Real Estate Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year that each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Richard A. Redeker, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Prudential Select Real Estate Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Select Real Estate Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Real Estate Investors	7 Giralda Farms Madison, NJ 07940

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Select Real Estate Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL SELECT REAL ESTATE FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	SREAX	SRECX	SREQX	SREZX
CUSIP	74441J811	74441J795	74441J787	74441J779

MF223E    0286103-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL REAL ESTATE INCOME FUND

ANNUAL REPORT • OCTOBER 31, 2015

Objective

To seek income and capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. Prudential Real Estate Investors, also known as PREI, is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. ©2015 Prudential Financial, Inc. and its related entities. PREI, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Real Estate Income Fund informative and useful. The report covers performance for the period from the Fund’s inception on June 3, 2015 through October 31, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Real Estate Income Fund

Prudential Real Estate Income Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/15
Since Inception
Class A	–2.55% (6/3/15)
Class C	–2.91 (6/3/15)
Class Z	–2.47 (6/3/15)
Custom Blend Index	0.80
Lipper Global Real Estate Funds Average	–0.82

Average Annual Total Returns (With Sales Charges) as of 9/30/15
Since Inception
Class A	N/A (6/3/15)
Class C	N/A (6/3/15)
Class Z	N/A (6/3/15)
Custom Blend Index	N/A
Lipper Global Real Estate Funds Average	N/A

Average Annual Total Returns (With Sales Charges) as of 10/31/15
Since Inception
Class A	N/A (6/3/15)
Class C	N/A (6/3/15)
Class Z	N/A (6/3/15)

Average Annual Total Returns (Without Sales Charges) as of 10/31/15
Since Inception
Class A	N/A (6/3/15)
Class C	N/A (6/3/15)
Class Z	N/A (6/3/15)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Real Estate Income Fund (Class A shares) with a similar investment in the Custom Blend Index by portraying the initial account values at the commencement of operations for Class A shares (June 3, 2015) and the account values at the end of the current fiscal year (October 31, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 years of returns.

Prudential Real Estate Income Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	None

Benchmark Definitions

Custom Blend Index

The Custom Blend Index is a model portfolio consisting of the FTSE EPRA/NAREIT Developed Real Estate Index (80%), which is an unmanaged index that measures the performance of all real estate investment trusts (REITs) listed on the New York Stock Exchange, NASDAQ National Market, and American Stock Exchange; and the BofA Merrill Lynch 7% Constrained REIT Preferred Securities Index (20%), an unmanaged index that is a subset of the BofA Merrill Lynch Fixed Rate Preferred Securities Index including all REIT-issued preferred securities.

Lipper Global Real Estate Funds Average

The Lipper Global Real Estate Funds Average includes funds that invest at least 25% but less than 75% of their equity portfolio in shares of companies engaged in real estate industry that are strictly outside of the US or whose securities are principally traded outside of the US.

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Five Largest Holdings expressed as a percentage of net assets as of 10/31/15
Ascendas Real Estate Investment Trust (Singapore), Industrial REITs	4.7%
Cache Logistics Trust (Singapore), Industrial REITs	4.7
Community Healthcare Trust, Inc., Health Care REITs	4.1
Lexington Realty Trust, Diversified REITs	4.1
Senior Housing Properties Trust, Health Care REITs	3.6

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/15
Diversified	21.7%
Retail	21.5
Health Care	18.4
Industrial	16.8
Office	13.4

Industry weightings reflect only long-term investments and are subject to change.

Prudential Real Estate Income Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Real Estate Income Fund’s Class A shares returned –2.55% since its inception on June 3, 2015. For the same period, the Customized Blended Index described on page 4 (the Index) returned 0.80%, the Lipper Global Real Estate Funds Average was –0.82%.

What were conditions like in the global real estate securities market?

During the reporting period, there was, and still is, a disconnect between real estate stock prices and underlying real estate values. Recent adverse performance in the global real estate securities market seems to be in stark contrast to direct global real estate markets. The valuation gap is bewildering when one views the global components. The series of recent real estate investment trust (REIT) privatizations by major institutional investors in the US are testament to the disconnect between public and private market valuations.

Declining real estate values due to market expectations for rate increases in the current macroeconomic environment is counter to the direct real estate fundamentals: 1) supply is still limited and increasing rates will serve to further diminish new supply; 2) there is abundant capital in queues and on the sidelines to invest from both domestic institutions and foreign capital sources to purchase real estate assets in the US; 3) tenant demand for new space continues to outstrip new supply; 4) real estate returns are very competitive and look attractive versus equities and bonds; and 5) most institutional markets are currently at full occupancy, on average.

Commercial real estate fundamentals have remained very healthy. Commercial construction was modest, as it has been since the financial crisis. Given that vacancy rates are at or near all-time lows for many sectors, more supply could be implemented at this point in the cycle. However, banks have remained disciplined and capital for new construction is sparse. At the end of the reporting period, commercial real estate development was still 25% below its pre-crisis peak.

While Prudential Real Estate Investors (PREI) remains cautious of property prices that have hit historic highs in some sectors, many others still offer compelling valuations for long-term investors. Property prices have been bolstered by the search for yield and competitive returns, relative to stretched stock and bond valuations.

Which holdings or related groups of holdings made the largest positive and negative contributions to the Fund’s return?

•	During the period since the Fund’s inception, security selection had a negative impact on performance while asset allocation had a positive impact.

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•

On a regional basis, North America was the largest detractor from performance. Security selection was weak in the retail, health care, and industrial sectors. The Fund’s allocation to the specialty sector, overweight to the health care sector, and underweight to storage and residential securities also detracted from performance. Conversely, stock selection in the triple net and office sectors was favorable, and an underweight allocation to the hotel sector contributed to performance.

•

Europe’s impact on the Fund was relatively neutral as security selection was favorable but the impact from asset allocation unfavorable. Stock selection in Germany and the United Kingdom boosted performance but overweights to Sweden, France, and the United Kingdom detracted.

•	Overall, the Asia Pacific region contributed to performance. Underweight allocations to Japan and Hong Kong favorably impacted performance while an overweight to Singapore hurt performance.

What is PREI’s outlook for the global real estate securities markets?

In the sixth year of an elongated economic cycle, REITs continue to improve operating fundamentals and are poised to deliver double-digit dividend and high single-digit cash flow growth in the next 12 months. At this point in the cycle, PREI expects the majority of revenue growth to come from rental growth versus occupancy gains. Supply is expected to remain muted in most markets and property types, with the exception of apartment, industrial, and select hotel markets. Employment centers that focus on technology, health care, and media/entertainment are expected to deliver relatively strong jobs growth. Given the uncertainty around the direction of interest rates and global economic growth, large sector bets could be tempting, but are not likely to consistently pay off. REITs are coming off $21 billion in deals in 2014, the highest level since 2007, and the merger and acquisition and privatization activity should continue.

European equity and public real estate markets have fully recovered from the August 2015 equity market sell-off following fears of a China slowdown. The European Central Bank’s (ECB) quantitative easing (QE) has pushed up financial asset and real estate prices, and the ECB has signaled that it will take further measures if necessary to create inflation. The current QE program, combined with the still significant amount of foreign and domestic capital seeking real estate yield, is expected to produce further cap rate compression across the wider eurozone. While valuations in Europe have tightened, interest rates may stay lower for longer across Europe (with the exception of the UK), further enhancing the attractiveness of real estate investments.

Prudential Real Estate Income Fund	7

Strategy and Performance Overview (continued)

In the Asia Pacific region, headwinds remain as China’s economic indicators are still a mixed bag as the mainland’s economy transitions from a manufacturing to a more service-oriented economy. PREI views the Australian and Japanese real estate markets as the most robust due to the expected monetary easing coupled with a weak currency, relatively high property yields, and healthy market fundamentals. Competition for quality assets has compressed yields in the past few years, and may continue going forward. PREI believes the Abe administration remains committed to attaining its GDP target, and the Bank of Japan is ready to act if the target is at risk.

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Comments on Largest Holdings

4.7%	Ascendas Real Estate Investment Trust (Singapore), Industrial REITs

Ascendas Real Estate Investment Trust (A-REIT) is a property trust constituted by a trust deed. A-REIT owns and invests in a diverse, income-producing portfolio of business park (including a science park), light industrial, hi-tech industrial, and logistic properties in Singapore.

4.7%	Cache Logistics Trust (Singapore), Industrial REITs

Cache Logistics Trust is a Singapore-based REIT which invests in income-producing real estate used for logistics purposes in Asia-Pacific, as well as real estate-related assets.

4.1%	Community Healthcare Trust, Inc., Health Care REITs

Community Healthcare Trust Inc. is a fully-integrated health care real estate company that was organized as a Maryland corporation to acquire and own properties that are leased to hospitals, doctors, health care systems, or other health care service providers in Non-Urban markets.

4.1%	Lexington Realty Trust, Diversified REITs

Lexington Realty Trust is a real estate investment trust that owns and manages office, industrial, and retail properties net-leased to major corporations throughout the United States. The company also provides investment advisory and asset management services to investors in the net lease area.

3.6%	Senior Housing Properties Trust, Health Care REITs

Senior Housing Properties Trust is a real estate investment trust that owns senior living properties which are leased to unaffiliated tenants. The trust currently owns independent living and assisted living communities, continuing care retirement communities, nursing homes, wellness centers, and medical office, clinic, and biotech laboratory buildings located throughout the US.

Prudential Real Estate Income Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2015, at the beginning of the period, and held through the six-month period ended October 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider

10	Visit our website at www.prudentialfunds.com

the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Real Estate Income Fund		Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual**	$1,000.00	$974.50	1.35%	$5.51
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87

Class C	Actual**	$1,000.00	$970.90	2.10%	$8.56
	Hypothetical	$1,000.00	$1,014.62	2.10%	$10.66

Class Z	Actual**	$1,000.00	$975.30	1.10%	$4.49
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2015, and divided by the 365 days (to reflect the six-month period) with the exception of the “Actual” information which reflects the 151-day period ended October 31, 2015, due to its inception date of June 3, 2015. Expenses presented in the table include the expenses of any underlying Funds in which the Fund may invest.

**Commenced operations on June 3, 2015.

Prudential Real Estate Income Fund	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the period ended October 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	9.50%	1.36%
C	10.11	2.13
Z	8.98	1.10

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

12	Visit our website at www.prudentialfunds.com

Portfolio of Investments

as of October 31, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.2%

COMMON STOCKS 79.2%

Diversified REITs 18.7%
Agellan Commercial Real Estate Investment Trust (Canada)	24,092	$167,664
First Potomac Realty Trust	8,354	98,494
Fonciere des Regions (France)	528	49,698
Lexington Realty Trust	23,005	203,364
Mirvac Group (Australia)	15,458	19,759
NorthStar Realty Finance Corp.	13,284	159,541
STORE Capital Corp.	4,039	91,564
Suntec Real Estate Investment Trust (Singapore)	31,341	36,813
Wereldhave NV (Netherlands)	1,522	94,880

		921,777

Health Care REITs 18.4%
Care Capital Properties, Inc.	3,430	113,018
CareTrust REIT, Inc.	8,133	92,066
Community Healthcare Trust, Inc.	11,112	203,461
Physicians Realty Trust	7,483	119,578
Sabra Health Care REIT, Inc.	6,146	139,391
Senior Housing Properties Trust	11,617	176,462
Welltower, Inc.	995	64,546

		908,522

Hotel & Resort REITs 1.2%
RLJ Lodging Trust	2,313	58,033

Industrial REITs 15.3%
Ascendas Real Estate Investment Trust (Singapore)	137,110	233,434
Cache Logistics Trust (Singapore)	320,237	229,499
Prologis Property Mexico SA de CV (Mexico)*	71,062	118,223
STAG Industrial, Inc.	8,425	172,881

		754,037

Office REITs 9.4%
Dexus Property Group (Australia)	9,419	51,704
Easterly Government Properties, Inc.	5,443	95,144
Investa Office Fund (Australia)	2,218	6,348
Keppel REIT (Singapore)	230,500	158,639
New York REIT, Inc.	4,765	54,321
Parkway Properties, Inc.	3,005	50,274
Tier REIT, Inc.	3,080	44,875

		461,305

See Notes to Financial Statements.

Prudential Real Estate Income Fund	13

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Residential REITs 1.7%
Empiric Student Property PLC (United Kingdom)	49,407	$83,455

Retail REITs 14.5%
CBL & Associates Properties, Inc.	11,315	164,973
Eurocommercial Properties NV (Netherlands)	1,087	51,841
Federation Centres (Australia)	58,089	119,998
Mapletree Commercial Trust (Singapore)	8,819	8,617
National Retail Properties, Inc.	1,331	50,578
Retail Properties of America, Inc. (Class A Stock)	3,133	46,901
Slate Retail REIT (Canada)	11,122	115,082
WP GLIMCHER, Inc.	13,666	158,799

		716,789

TOTAL COMMON STOCKS (cost $4,029,612)		3,903,918

PREFERRED STOCKS 20.0%

Diversified REITs 3.0%
VEREIT, Inc.	6,025	149,480

Hotel & Resort REITs 1.5%
LaSalle Hotel Properties	2,900	73,051

Industrial REITs 1.5%
STAG Industrial, Inc.	3,000	74,250

Office REITs 4.0%
Boston Properties, Inc.	2,000	51,500
Gramercy Property Trust, Inc.	5,600	144,200

		195,700

Retail REITs 7.0%
DDR Corp.	3,900	100,542
Inland Real Estate Corp.	3,900	98,768
Pennsylvania Real Estate Investment Trust	5,650	146,137

		345,447

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
PREFERRED STOCKS (Continued)

Specialized REITs 3.0%
Digital Realty Trust, Inc.*	5,900	$148,031

TOTAL PREFERRED STOCKS (cost $996,244)		985,959

TOTAL LONG-TERM INVESTMENTS (cost $5,025,856)		4,889,877

SHORT-TERM INVESTMENT 0.6%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $30,672) (Note 3)(a)	30,672	30,672

TOTAL INVESTMENTS 99.8% (cost $5,056,528) (Note 5)		4,920,549
Other assets in excess of liabilities 0.2%		11,288

NET ASSETS 100.0%		$4,931,837

The following abbreviations are used in the annual report:

NASDAQ—National Association of Securities Dealers Automated Quotations

OTC—Over-the-counter

REIT—Real Estate Investment Trust

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Real Estate Income Fund	15

Portfolio of Investments

as of October 31, 2015 continued

The following is a summary of the inputs used as of October 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Diversified REITs	$720,627	$201,150	$—
Health Care REITs	908,522	—	—
Hotel & Resort REITs	58,033	—	—
Industrial REITs	291,104	462,933	—
Office REITs	244,614	216,691	—
Residential REITs	—	83,455	—
Retail REITs	536,333	180,456	—
Preferred Stocks
Diversified REITs	149,480	—	—
Hotel & Resort REITs	73,051	—	—
Industrial REITs	74,250	—	—
Office REITs	195,700	—	—
Retail REITs	345,447	—	—
Specialized REITs	148,031	—	—
Affiliated Money Market Mutual Fund	30,672	—	—

Total	$3,775,864	$1,144,685	$—

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2015 were as follows (Unaudited):

Diversified REITs	21.7%
Retail REITs	21.5
Health Care REITs	18.4
Industrial REITs	16.8
Office REITs	13.4
Specialized REITs	3.0
Hotel & Resort REITs	2.7
Residential REITs	1.7%
Affiliated Money Market Mutual Fund	0.6

99.8
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.

16

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2015

Prudential Real Estate Income Fund

Statement of Assets & Liabilities

as of October 31, 2015

Assets
Investments at value:
Unaffiliated investments (cost $5,025,856)	$4,889,877
Affiliated investments (cost $30,672)	30,672
Cash	1,684
Due from Manager	36,674
Dividends receivable	27,723
Tax reclaim receivable	534
Prepaid expenses	617

Total assets	4,987,781

Liabilities
Accrued expenses and other liabilities	55,894
Affiliated transfer agent fee payable	32
Distribution fee payable	18

Total liabilities	55,944

Net Assets	$4,931,837

Net assets were comprised of:
Shares of beneficial interest, at par	$514
Paid-in capital in excess of par	5,127,487

5,128,001
Undistributed net investment income	14,200
Accumulated net realized loss on investment and foreign currency transactions	(74,307)
Net unrealized depreciation on investments and foreign currencies	(136,057)

Net assets, October 31, 2015	$4,931,837

See Notes to Financial Statements.

18

Class A
Net asset value and redemption price per share,
($32,810 ÷ 3,422 shares of beneficial interest issued and outstanding)	$9.59
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price to public	$10.15

Class C
Net asset value, offering price and redemption price per share,
($12,757 ÷ 1,331 shares of beneficial interest issued and outstanding)	$9.58

Class Z
Net asset value, offering price and redemption price per share,
($4,886,270 ÷ 509,519 shares of beneficial interest issued and outstanding)	$9.59

See Notes to Financial Statements.

Prudential Real Estate Income Fund	19

Statement of Operations

For the period June 3, 2015* through October 31, 2015

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $3,778)	$104,857
Affiliated dividend income	133

Total income	104,990

Expenses
Management fee	16,226
Distribution fee—Class A	29
Distribution fee—Class C	44
Registration fees	58,000
Legal fees and expenses	30,000
Custodian and accounting fees	28,000
Audit fee	27,000
Shareholders’ reports	11,000
Trustees’ fees	7,000
Transfer agent’s fees and expenses (including affiliated expense of $80)	120
Miscellaneous	4,734

Total expenses	182,153
Less: Management fee waiver and/or expense reimbursement	(159,770)
Distribution fee waiver—Class A	(5)

Net expenses	22,378

Net investment income	82,612

Realized And Unrealized Loss On Investments And Foreign Currency Transactions
Net realized loss on:
Investment transactions	(68,877)
Foreign currency transactions	(1,786)

(70,663)

Net change in unrealized appreciation (depreciation) on:
Investments	(135,979)
Foreign currencies	(78)

(136,057)

Net loss on investment and foreign currency transactions	(206,720)

Net Decrease In Net Assets Resulting From Operations	$(124,108)

*	Commencement of operations.

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

June 3, 2015* through October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income	$82,612
Net realized loss on investment and foreign currency transactions	(70,663)
Net change in unrealized depreciation on investments and foreign currencies	(136,057)

Net decrease in net assets resulting from operations	(124,108)

Dividends from net investment income (Note 1)
Class A	(434)
Class C	(155)
Class Z	(82,870)

(83,459)

Fund share transactions (Note 6)
Net proceeds from shares sold	5,055,945
Net asset value of shares issued in reinvestment of dividends and distributions	83,459

Net increase in net assets from Fund share transactions	5,139,404

Total increase	4,931,837

Net Assets:
Beginning of period	—

End of period(a)	$4,931,837

(a) Includes undistributed net investment income of:	$14,200

*	Commencement of operations.

See Notes to Financial Statements.

Prudential Real Estate Income Fund	21

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of five portfolios: Prudential Select Real Estate, Prudential International Real Estate Fund, Prudential Real Estate Income Fund, Prudential Large-Cap Core Equity Fund and Prudential Absolute Return Bond Fund. These financial statements relate only to Prudential Real Estate Income Fund (the “Fund”). The financial statements of the other portfolios are not presented herein.

The Fund commenced investment operations on June 3, 2015.

The investment objective of the Fund is to seek income and capital appreciation.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

22

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Real Estate Income Fund	23

Notes to Financial Statements

continued

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the

24

market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investments and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net Investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or a return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions is disclosed by the REITs.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance

Prudential Real Estate Income Fund	25

Notes to Financial Statements

continued

with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Real Estate Investors (“PREI”), which is a business unit of Prudential Investment Management (“PIM”). The subadvisory agreement provides that each subadviser furnishes investment advisory services in connection with the management of the Fund. In connection therewith, each subadviser is obligated to keep certain books and records of the Fund. PI pays for the services of the subadvisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. On or about January 4, 2016, PIM will be renamed PGIM, Inc.

Effective October 1, 2015, the management fee paid to PI is accrued daily and payable monthly at an annual rate of .80% of the Fund’s average daily net assets up to and including $1 billion, .78% of the next $2 billion, .76% of the next $2 billion, .75% of the next $5 billion and .74% of the Fund’s average daily net assets in excess of $10 billion. Prior to October 1, 2015, the management fee paid to PI was accrued daily and payable monthly at an annual rate of .80% of the Fund’s average daily net assets.

The manager has contractually agreed through February 28, 2017 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, interest,

26

taxes, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses) of each class of shares of the Fund to 1.10% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. The distributor has contractually agreed through February 28, 2017 to reduce its distribution and service (12b-1) fees for Class A shares to .25% of the average daily net assets of Class A shares.

PIMS has advised the Fund that it has received $277 in front-end sales charges resulting from sales of Class A shares during the period ended October 31, 2015. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PI, PREI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the period ended October 31, 2015, were $9,866,227 and $4,744,127, respectively.

Prudential Real Estate Income Fund	27

Notes to Financial Statements

continued

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the period ended October 31, 2015, the adjustments were to increase undistributed net investment income by $15,047, increase accumulated net realized loss on investment and foreign currency transactions by $3,644 and decrease paid-in capital in excess of par by $11,403 due to foreign currency transactions, investment in passive foreign investment companies and other book to tax differences. Net investment income, net realized loss on investment and foreign currency transactions and net assets were not affected by this change.

For the period ended October 31, 2015, the tax character of dividends paid by the Fund was $83,459 of ordinary income.

As of October 31, 2015, the accumulated undistributed earnings on a tax basis was $32,857 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustment	Total Net Unrealized Depreciation
$5,108,185	$66,551	$(254,187)	$(187,636)	$(78)	$(187,714)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. The other cost basis adjustments are attributable to net depreciation on foreign currency transactions.

28

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2015 of approximately $37,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period.

Note 6. Capital

The Fund offers Class A, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A shares CDSC is waived for purchases by certain retirement and/or benefit plans. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for a sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into three classes, designated Class A, Class C, and Class Z.

As of October 31, 2015, PI owned 1,016, 1,013 and 509,519 Class A, C and Z shares of the Fund, respectively.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Period ended October 31, 2015*:
Shares sold	3,377	$33,048
Shares issued in reinvestment of dividends and distributions	45	434

Net increase (decrease) in shares outstanding	3,422	$33,482

Prudential Real Estate Income Fund	29

Notes to Financial Statements

continued

Class C	Shares	Amount
Period ended October 31, 2015*:
Shares sold	1,315	$12,897
Shares issued in reinvestment of dividends and distributions	16	155

Net increase (decrease) in shares outstanding	1,331	$13,052

Class Z
Period ended October 31, 2015*:
Shares sold	501,000	$5,010,000
Shares issued in reinvestment of dividends and distributions	8,519	82,870

Net increase (decrease) in shares outstanding	509,519	$5,092,870

*	Commencement of operations was June 3, 2015.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the period ended October 31, 2015.

Note 8. Dividends and Distributions to Shareholders

Subsequent to the fiscal period, the Fund declared ordinary income dividends on December 11, 2015 to shareholders of record on December 14, 2015. The ex-dividend date was December 15, 2015. The per share amounts declared were as follows:

Ordinary Income
Class A	0.21041
Class C	0.19433
Class Z	0.21588

30

Note 9. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

Prudential Real Estate Income Fund	31

Financial Highlights

Class A Shares
	June 3, 2015(b) through October 31, 2015
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment income	.13
Net realized and unrealized loss on investments	(.38)
Total from investment operations	(.25)
Less Dividends:
Dividends from net investment income	(.16)
Net asset value, end of period	$9.59
Total Return(a)	(2.55)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$33
Average net assets (000)	$24
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	1.36%	(d)
Expense before waivers and/or expense reimbursement	9.50%	(d)
Net investment income	3.15%	(d)
Portfolio turnover rate	98%	(e)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

See Notes to Financial Statements.

32

Class C Shares
	June 3, 2015(b) through October 31, 2015
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment income	.11
Net realized and unrealized loss on investments	(.40)
Total from investment operations	(.29)
Less Dividends:
Dividends from net investment income	(.13)
Net asset value, end of period	$9.58
Total Return(a)	(2.91)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$13
Average net assets (000)	$11
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	2.13%	(d)
Expense before waivers and/or expense reimbursement	10.11%	(d)
Net investment income	2.87%	(d)
Portfolio turnover rate	98%	(e)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

See Notes to Financial Statements.

Prudential Real Estate Income Fund	33

Financial Highlights

continued

Class Z Shares
	June 3, 2015(b) through October 31, 2015
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment income	.16
Net realized and unrealized loss on investments	(.41)
Total from investment operations	(.25)
Less Dividends:
Dividends from net investment income	(.16)
Net asset value, end of period	$9.59
Total Return(a)	(2.47)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,886
Average net assets (000)	$4,868
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	1.10%	(d)
Expense before waivers and/or expense reimbursement	8.98%	(d)
Net investment income	4.08%	(d)
Portfolio turnover rate	98%	(e)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

See Notes to Financial Statements.

34

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential Real Estate Income Fund, a series of Prudential Investment Portfolios 9 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations, the statements of changes in net assets and the financial highlights for the period from June 3, 2015 (commencement of operations) to October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period described in the above paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2015

Prudential Real Estate Income Fund	35

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Real Estate Income Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year that each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Richard A. Redeker, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Prudential Real Estate Income Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Real Estate Income Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Real Estate Income Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Initial Approval of the Fund’s Advisory Agreements

As required by the 1940 Act, the Board considered the proposed management agreement with Prudential Investments LLC (the Manager) and the proposed subadvisory agreement with Prudential Real Estate Investors (the Subadviser), a business unit of Prudential Investment Management, Inc. (PIM), with respect to the Fund prior to the Fund’s commencement of operations. The Board, including a majority of the Independent Trustees, met on March 3-5, 2015 and approved the agreements for an initial two year period, after concluding that approval of the agreements was in the best interests of the Fund.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadviser; any relevant comparable performance and the Subadviser’s qualifications and track record in serving other affiliated mutual funds; the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser under the agreements; and the potential for economies of scale that may be shared with the Fund and its shareholders. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the meetings on March 3-5, 2015. The Board also considered information provided by the Manager with respect to other funds managed by the Manager and

[1]	Prudential Real Estate Income Fund is a series of Prudential Investment Portfolios 9.

Prudential Real Estate Income Fund

Approval of Advisory Agreements (continued)

the Subadviser, which information had been provided throughout the year at regular Board meetings. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Trustees determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Fund’s subadviser pursuant to the terms of a subadvisory agreement, were in the best interests of the Fund in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are separately discussed below.

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the June 9-11, 2014 meetings in connection with the renewal of the management agreements between the Manager and the other Prudential Retail Funds, and that it received a representation that there were no material changes to such information. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the Subadviser, the Board noted that the Manager’s Strategic Investment Research Group (SIRG), which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadviser. The Board also noted that the Manager pays the salaries of all the officers and non-management Interested Trustees of the Fund. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadviser, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other Prudential Retail Funds and determined that it was reasonable to conclude that the nature,

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quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the June 9-11, 2014 meetings in connection with the renewal of the subadvisory agreements between the Manager and the Subadviser with respect to other Prudential Retail Funds, and that it received a representation that there were no material changes to such information. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the Subadviser’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s CCO as to the Subadviser. The Board noted that it was satisfied with the nature, quality and extent of services provided by the Subadviser with respect to the other Prudential Retail Funds served by the Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements. The Board noted that the Subadviser is affiliated with the Manager.

Performance

Because the Fund had not yet commenced operations, no investment performance for the Fund existed for Board review. The Board did consider the Subadviser’s track record in managing other registered investment companies that invest primarily in equity and equity-related securities of real estate companies. The Board also considered the background and professional experience of the proposed portfolio management team for the Fund. The Manager will provide information relating to performance to the Board in connection with future annual reviews of the management agreement and subadvisory agreement.

Fee Rates

The Board considered the proposed management fees of 0.80% of the Fund’s average daily net assets to be paid by the Fund to the Manager and the proposed subadvisory fees at the annual rate of 0.40% of the Fund’s average daily net assets to be paid by the Manager to the Subadviser.

Prudential Real Estate Income Fund

Approval of Advisory Agreements (continued)

The Board considered information provided by the Manager comparing the Fund’s proposed management fee rate and total expenses for Class A shares to the Lipper 15(c) Peer Group. The Board noted that the Fund’s contractual management fee was in the second quartile of the Lipper Peer Group (first quartile being the lowest fee). The Board further noted that the anticipated net total expenses for Class A shares were in the second quartile of the Lipper Peer Group (first quartile being the lowest expenses).

The Board noted that the Fund’s other expenses were expected to be higher than those of other Prudential Retail Funds due to the type of investments required by the Fund’s investment strategy and the Fund’s initial asset size. The Board further noted that the Manager had contractually agreed through February 28, 2017 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, interest, taxes, brokerage, acquired fund fees and expenses, extraordinary and certain other expenses) of each class of shares to 1.10% of the Fund’s average daily net assets.

The Board noted that the Fund’s contractual management fee of 0.80% was lower than the median fee of the Peer Group and that the Fund’s actual management fee is expected to be -0.10%, due to waivers and reimbursements required to support the net total expense limitation, given that the Fund’s initial assets will be low. The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that it would review profitability information in connection with the annual renewal of the advisory and subadvisory agreements.

Economies of Scale

The Board noted that the proposed management fee for the Fund did not include breakpoints under which the fee would decline as assets grew. The Board considered the potential for the Manager to realize economies of scale as the Fund’s assets grew but concluded that it would be appropriate to review breakpoints in the management fee as the Fund grew. Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board noted that it would review such information in connection with the annual renewal of the advisory and subadvisory agreements.

Visit our website at www.prudentialfunds.com

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the Subadviser. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other Prudential Retail Funds, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the Prudential Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund.

Prudential Real Estate Income Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Real Estate Income Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL REAL ESTATE INCOME FUND

SHARE CLASS	A	C	Z
NASDAQ	PRKAX	PRKCX	PRKZX
CUSIP	74441J761	74441J753	74441J746

MF228E    0286145-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2015 and October 31, 2014, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $174,330 and $131,630, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2015 and October 31, 2014: none.

(c) Tax Fees

For the fiscal years ended October 31, 2015 and October 31, 2014: none.

(d) All Other Fees

For the fiscal years ended October 31, 2015 and October 31, 2014: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡	Federal, state and local income tax compliance; and,
¡	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2015 and October 31, 2014: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2015 and 2014. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2015 and 2014 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	– Exhibits

	(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 9

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 18, 2015

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 18, 2015